Exhibit (au)

DATE:	25th June, 2009

COMPANY:	Plummers Industries Pty Ltd

ATTENTION:		FAX NO: +61 24320 4777

FROM		FAX NO: +675 986 5744

SUBJECT:	LGL Million Ounce Plant Upgrade (MOPU) Project
MOPU-1101 Low Voltage MCC’s and Switchrooms

Total number of pages herewith - 9 - including this page.
Disclaimer: The contents of the facsimile and any attachments are private and confidential. If you are not an authorised recipient, copying, distributing, reading or acting on this information is strictly prohibited, and may render you liable to prosecution.
LETTER OF AWARD
LGL is pleased to hereby advise that your Company’s Tender for supply of Low Voltage MCC’s and Switchrooms (Tender Package MOPU-1101) has been accepted subject to the provisions set out in this Letter Of Award.
1.	CONTRACT DOCUMENT

The Contract shall be entered into by Plummers Industries Pty Ltd ACN 008 907 784 (“PI”) and Lihir Gold Limited ARBN 069 803 998 (“LGL”), and the agreement between the Parties is evidenced by this Letter of Award.

The documents forming the Agreement shall be:
a)	Terms & Conditions described within LGL Tender Documentation:
▪	MOPU-1101 Tender Invitation Letter Dated 11/11/08

▪	Tender Package MOPU-1101 — Sections I, II, III & IV (including data sheets)
b)	Plummers Industries Pty Ltd Tender submission documentation including:
(i)	Section IV, Quotation dated 24/2/09 and revised on 23/4/09, 26/5/09 and 27/5/09

(ii)	Completed Data Sheets received 9/1/09, 12/1/09, 19/1/09, 30/1/09 and 24/2/09

(iii)	Response to Technical Enquiry MOPU-1101-# 1 received 9/1/09

(iv)	Response to Technical Enquiry MOPU-1101-# 2 received 30/1/09

(v)	Response to Technical Enquiry MOPU-1101-# 4 received 2/3/09
c)	Post Tender correspondence between LGL and Plummers Industries Pty Ltd (refer Attachment “A”)

d)	Post tender re-negotiated commercial conditions herein referred to as “Special Conditions of Contract” (refer Attachment “B”).
For expediting and shipping purposes, a Purchase Order will be prepared and issued for the items detailed in Item 3 (Pricing Schedule).
2.	LGL REPRESENTATIVE

Lihir Island, New Ireland Province
Lihir Gold Limited	Phone: +675 986 4014	Papua New Guinea
Incorporated in Papua New Guinea	Fax: +675 986 4018	PO Box 789 Port Moresby NCD 121
ARBN 069 803 998	Website: www.LGLGold.com	Papua New Guinea

Your Company is hereby advised that LGL’s Representative’s is:
Name:
Telephone:
E-Mail:
All communications should be addressed in the first instance to LGL’s Company Representative.

All correspondence is to be transmitted by e-mail and numbered sequentially using the following protocol;
i)	The e-mail Subject line shall include MOPU-1101 -C-XXX, followed by the subject title, where XXX is your Company’s sequential correspondence counter. Similarly, LGL correspondence will be labelled with MOPU-1101-L-XXX.

ii)	The Cc field of all e-mail correspondence shall include mopu@lqlgold.com.
3.	PRICING SCHEDULE

Total
			Unit Amount	Amount
Item	Description	Qty	AUD	AUD
1	Motor Control Cubicles	LOT
2	Switchrooms	LOT
3	Distribution Boards	LOT
4	Uninterruptible Power Supplies	LOT
5	Control Panel (Installation only)	LOT
6	Battery Charger Systems	LOT
7	High Voltage Switchboards (Installation only)	LOT
8	High Voltage Remote Switching Panels (Installation only)	LOT
9	Variable Speed Drives (Installation only)	LOT
10	Local Control Stations	LOT
Options
11	Lifting Spreader Bars	2
12	Rubber Matting	LOT
13	Drawings and Documentation	LOT
14	Packaging	LOT
Total Cost AUD Excluding GST
The above pricing is based upon delivery Ex Works Brisbane Incoterms 2000.
4.	SUPPLY SCHEDULE

Duration
Activity	(After Award)
Preliminary Engineering Drawings for Approval	6 weeks
Final Certified Engineering Drawings	2 weeks from approval
Final Certified Drawings	At Completion
Total Delivery Ex Works Brisbane	36 weeks

Page 3.
5.	CLAIMS FOR PAYMENT

Claims for payment shall be made in accordance with the following milestones:-
•	upon Submission of Issue For Approval drawings

•	upon Purchase of Components.

•	Upon Manufacture of Sheet Metal

•	Upon Completion of Factory Acceptance Testing

•	Upon delivery ex works
Invoices for payment shall be made to:-
Lihir Gold Limited ARBN 069 803 998 Lihir Island New Ireland Province PO Box 789 Port Moresby NCD 121 Papua New Guinea
Invoices shall include reference to Tender No. MOPU-1101 and be forwarded to the LGL Representative nominated in this Letter of Award.

6.	TAGGING & PACKAGING TAGGING REQUIREMENTS

Tagging and Packaging of the Merchandise shall be in accordance with Section I — Part B Purchase order Terms and Conditions — “C. Preparing Orders For Shipment”.

7.	INSURANCES

Pursuant to Clause 15 Section 1 Part B (Purchase Order Terms and Conditions) you will be required to lodge evidence of insurances effected by you for the purposes of the contract within 14 days of the this letter of award issue.

8.	SECURITY

Pursuant to Clause 5 Section 1 Part B (Purchase Order Terms and Conditions) you will be required to lodge, as Security, an unconditional Bank Guarantee (in format as per Attachment “C” — “Approved Form of Bank Guarantee”) to the sum of of the contract Value within 28 Days of this Letter of Award issue date.

9.	RETENTION

Pursuant to Clause 5 Section 1 Part B (Purchase Order Terms and Conditions), LGL will withhold of each invoice until such time as the earlier of merchandise is inspected on site or until completion of equipment commissioning, for a period not to exceed 180 days from the delivery completion date at the nominated delivery place or shipping point.

10.	CONTRACT NUMBER

The Contract No MOPU-1101 and Purchase Order No (TBA) must be referenced in all correspondence and invoices.

11.	ACKNOWLEDGMENT & ACCEPTANCE

Please acknowledge receipt and acceptance of this Letter of Award by having a duly authorised representative of your Company sign the acknowledgment below and return promptly by facsimile (or a scan by e-mail) to LGL’s Representative.
Yours faithfully
MOPU Project Manager
Lihir Gold Limited

Page 4.
ACKNOWLEDGEMENT BY VENDOR
Acknowledgement and acceptance of Letter Of Award by successful Vendor:

Contract No:	MOPU-1101 — Supply of MCC’s and Switchrooms

Vendor:	Plummers Industries Pty Ltd.

Name:

Position:

Signature:

Date:

Date: 11th November 2008
Plummer Industries
75 Wolston Road
Sumner Park QLD 4075
Attn:
Phone:
Fax:
E-mail:

Re:	Million Ounce Plant Upgrade Project (MOPU) Tender Package MOPU-1101 Low Voltage MCC’s and Switchrooms
Dear Sir:
Your company is invited to submit a Tender for the Low Voltage MCC’s and Switchrooms as specified in the accompanying documents for the MOPU Project, Lihir Island, PNG.
1.0 Tender Documents
The documents forming this Tender Package are as follows:
Section I — Instructions to Tenderers (made up of Parts A, B, and C)
Section II — Site Conditions and Equipment and Material Standards
Section III — Detailed Specifications
Section IV — Form of Tender
2.0 Submission of Tenders
The following items shall be submitted by the Tenderer as part of its submission to Lihir Gold Limited (“LGL”):
2.1 Acknowledgement of Receipt of Tender
The recipient is asked to confirm that this document has been received and to state whether it intends to bid on the equipment supply within 48 hours of receipt.
2.2 Form of Quotation
The Tenderer shall complete all details on the Form of Tender as per Section I, Section II, Section III and Section IV.

Lihir Island, New Ireland Province
Lihir Gold Limited	Phone: +675 986 4014	Papua New Guinea
Incorporated in Papua New Guinea	Fax: +675 986 4018	PO Box 789 Port Moresby NCD 121
ARBN 069 803 998	Website: www.LGLGold.com	Papua New Guinea

2.3 Departures from Specification and Tender Documents
The Tenderer shall submit a tender price strictly in accordance with the Tender Documents, however, should the Tenderer, in addition to its conforming tender, wish to submit alternative offers based on departures from the Specifications or Tender Documents, it shall list the departures and the associated variation to the conforming tender price for each departure.
2.4 Lodgement of Tenders
Two (2) hard copies of the Tender shall be submitted, enclosed in a sealed envelope and marked with the name of the equipment being Tendered for and the specification number as shown in the Invitation to Tender and shall be sent by prepaid post or courier and delivered to the following address:
MOPU PROJECT
LGL
Level 9
500 Queen Street
Brisbane QLD 4001
Australia
Attention: Project Purchasing Manager
Facsimile or electronic copies of the entire Tender (including all parts, sections and annexures) will be accepted by LGL provided that the Tenderer indicates on the transmission when the hard copy of the Tender will arrive at LGL’s office, which must be no later than 2 days for Australia- based tenderers and 5 days for overseas tenderers.
The tender envelope (or fax cover sheet) shall clearly identify:
A)	Tender Closing Date;

B)	Description of Work; and

C)	Work Package being tendered for.
3. Closure of Tenders
Tenders will close at 3:00 PM Brisbane time, 2nd December 2008. No late tenders will be accepted. Late tenders will be returned unopened to the Tenderer on receipt. LGL reserves the right to accept or reject any Tender received after the Closing Time
4. Special Instructions to Tenderers
The Tenderer shall take special note of the following requirements stipulated in the Terms of Payment in Section I “Instructions to Tenderers”:
4.1 Retention
LGL will withhold a percentage of each invoice (totalling of the total Purchase Order value) until materials have been received and inspected on site, or, in the case of equipment, until successful completion of equipment commissioning, for a period not to exceed 180 days from the date of delivery at the nominated delivery place or shipping point.

4.2 Bank Guarantee
An unconditional bank guarantee for of the total Purchase Order value shall be lodged by the Seller with LGL within 30 days of Award. This bank guarantee shall be held by LGL for the full duration of the defects liability period, which shall be 12 months from the successful commissioning of the equipment.
Tenderers shall submit Tenders that fully comply with these requirements as their base Tender. Should a Tenderer wish to offer an alternative Tender, this will be in addition to the base Tender.
5.0 Tender Enquiries
All enquires regarding this Request for Tender shall only be accepted in writing and directed to:

Attention:	Roland Dober
Fax:	07-3318-9203
E-Mail:	mopu@lglgold.com and roland.dober@lglgold.com.au
We look forward to receiving your Tender submission.
Yours truly,
Lihir Gold Limited

ACKNOWLEDGEMENT OF INVITATION TO TENDER
Receipt of Invitation to Tender Reference MOPU-1101 hereby acknowledged.
☐	We intend to submit our Tender on or before the Closing Time and accept that the supply of information will be communicated by way of e-mail or webpage.

☐	We do not intend to submit a Tender and acknowledge that we will not receive any further communication respecting this Tender opportunity.

Name:

Company:

Tel:

Fax:

E-mail:

Page 5.
ATTACHMENT “A”
POST TENDER CORRESPONDENCE

From	Subject	Sent
To Vendor
	MOPU-1101-L Invitation to Tender — Low Voltage MCC’s and Switchrooms	Tue 11/11/2008 4:37 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice to tenderer’s #1 (Plummers)	Wed 19/11/2008 3:52 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice To Tenderers #2	Thu 20/11/2008 12:16 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice To Tenderers #3	Tue 25/11/2008 1:55 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice To Tenderers #4	Tue 25/11/2008 2:03 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice To Tenderers #5	Tue 25/11/2008 2:19 PM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice To Tenderers #6	Thu 27/11/2008 7:39 AM
	MOPU-1101-L Low Voltage MCC’s and Switchrooms — Notice to tenderer’s #7	Thu 27/11/2008 9:37 AM
	MOPU-1101-L Post Tender Technical Query	Thu 22/01/2009 9:32 AM
	MOPU-1101-L Notice To Tenderers	Thu 29/01/2009 7:59 AM
	MOPU-1101-L Revised Pricing	Mon 2/02/2009 10:56 AM
	MOPU-1101-I Minutes of MOPU-1101 Tender Meeting	Thu 5/02/2009 8:26 AM
	FW: MOPU-1101-I Deflection limits	Thu 5/02/2009 10:02 AM
	MOPU-1101-L LV MCCs and Switchroom — Post Tender Technical Query	Fri 27/02/2009 1:27 PM
	MOPU-1101-L MCCs and Switchrooms — Post Tender Technical Query #3	Fri 17/04/2009 9:33 AM
	MOPU-1101-L-MCC’s and Switchroom Section IV	Mon 25/05/2009 3:39 PM

From Vendor
	RE: MOPU-1101-L Invitation to Tender- Low Voltage MCC’s and Switchrooms	Wed 12/11/2008 10:43 AM
	RE: MOPU-1101-L Invitation to Tender — Low Voltage MCC’s and Switchrooms	Thu 13/11/2008 12:25 PM
	RE: MOPU-1101-L Post Tender Query #1	Fri 9/1/2009 8:00 AM
	RE: MOPU-1101-L Post Tender Query #1	Mon 12/01/2009 12:56 PM
	RE: MOPU-1101-L Post Tender Query #1	Mon 19/01/2009 12:12 PM
	RE: MOPU-1101-L Post Tender Query #1	Mon 19/01/2009 4:44 PM
	RE: MOPU-1101-L Notice To Tenderers	Thu 29/01/2009 3:07 PM
	RE: MOPU-1101-L Post Tender Technical Query	Fri 30/01/2009 8:30 AM
	RE: MOPU-1101-L Revised Pricing	Mon 2/02/2009 11:02 AM
	RE: MOPU-1101-I Minutes of MOPU-1101 Tender Meeting	Thu 5/02/2009 1:31 PM
	RE: MOPU-1101-l Minutes of MOPU-1101 Tender Meeting	Thu 5/02/2009 1:36 PM
	RE: MOPU-1101-L Revised Pricing	Tue 24/02/2009 2:53 PM
	RE: MOPU-1101-L LV MCCs and Switchroom — Post Tender Technical Query	Mon 2/03/2009 2:47 PM
	FW: MOPU-1101-L LV MCCs and Switchroom — Post Tender Technical Query	Mon 2/03/2009 2:52 PM

Page 6.

From	Subject	Sent
	FW: MOPU-1101-I MCCs and Switchrooms — Post Tender Technical Query #3	Thu 23/04/2009 3:13 PM
	RE: MOPU-1101-L-MCC and Switchrooms	Mon 25/05/2009 1:27 PM
	RE: MOPU-1101-L-MCC’s and Switchroom Section IV	Mon 25/05/2009 3:45 PM
	RE: MOPU-1101-L-MCC’s and Switchroom Section IV	Tue 26/05/2009 9:57 AM
	RE: MOPU-1101-L-MCC and Switchrooms	Wed 27/05/2009 9:17 AM
	Lihir Revised cover letter	Thu 25/06/2009 10:49 AM

Page 7.
ATTACHMENT “B”
SPECIAL CONDITIONS OF CONTRACT
MOPU-1101 Supply of MCC’s and Switchrooms
Amendments to Section 1 Part B “Purchase Order terms and Conditions”

SC1	Clause 5 Security and Retention (page 14) Clause 5 first sentence delete 14 days and replace with “28 days”

SC2	Clause 15.3 Professional Indemnity (page 20) Delete Clause 5 in its entirety.

Page 8.
ATTACHMENT “C”
APPROVED FORM OF BANK GUARANTEE
(To be typed on Bank Letterhead)

TO:	Lihir Gold Limited (incorporated in PNG), ARBN 069 803 998
Dear Sirs,
At the request of {insert company name} (ABN: {insert company ABN} ) of {Insert company address} (hereinafter called “the Supplier”) and in consideration of you accepting this Guarantee in relation to the Contract (defined below), {Insert bank name} (“ {insert bank name abbreviation}”) unconditionally undertakes to pay on demand any sum or sums which may from time to time be demanded in accordance with this Guarantee by you to a maximum aggregate sum of USD (#####) (the “Guaranteed Amount”).
This Guarantee is to continue until the first to occur of:
1.	4pm (local time in the place of the Office) on the ####### (the “Expiry Date”);

2.	your delivery of a notice to {Insert abbreviated bank name} that the Guarantee is no longer required;

3.	the date this Guarantee is returned to {insert abbreviated bank name} at its office at ######## (the “Office”);

or

4.	the date of payment to you by {insert abbreviated bank name} of the whole of the Guaranteed amount (or such lesser sum as you may require).
If you wish to make a demand or issue any notice under this Guarantee then the notice or demand you deliver to {insert abbreviated bank name} must:
a)	be in writing;

b)	be or purport to be signed by you or for you and on your behalf;

c)	state that the notice or demand is made pursuant to this Guarantee; and

d)	if a demand, state the amount required to be paid under this Guarantee.
You may make multiple demands under this Guarantee, and upon payment by {insert abbreviated bank name}, the Guaranteed Amount will automatically reduce by the amount paid.
If a demand is made in accordance with the above provisions, {insert abbreviated bank name} will make such payment or payments to you or at your direction and notwithstanding any notice given by the Supplier to {insert abbreviated bank name} not to make the payment.
Despite anything else in this Guarantee, {insert abbreviated bank name} may terminate it at any time by paying you the Guaranteed Amount at that time or any lesser amount you agree.

Page 9.
Payments under this Guarantee by {insert abbreviated bank name} may be by:
a)	Bank cheque;

b)	by telegraphic transfer to any account you nominate in writing for this purpose; or

c)	by such other method which {insert abbreviated bank name} agrees with you.
You cannot assign or transfer your rights under this Guarantee.
This Guarantee is governed by the law of Queensland.
This undertaking is effective from ######## and expires ####### at 4pm on ########.
Definitions
Contract means in respect of ####### for your Job #
You means the person or other entity described as the beneficiary in this Guarantee, and where there is more than one, it includes any one or more of you.
Your has the corresponding meaning. It also includes your executor, administrator and your successor.
Dated at ##### this ### day of ###### 2008.
Yours faithfully,
Dated at:                                            this                        day of                      2___
Signed by:                                                                                      )
(Bank Stamp)
In the presence of:                                                              )

Page 4.
ACKNOWLEDGEMENT BY VENDOR
Acknowledgement and acceptance Letter Of Award by successful Vendor:

Contract No:	MOPU-1101 — Supply of MCC’s and Switchrooms

Vendor:	Plummers Industries Pty Ltd.

Name:

Position:

Signature:

Date:

MILLION OUNCE PLANT UPGRADE PROJECT
LV MCCS AND SWITCHROOMS
MOPU-1101
SECTION I — INSTRUCTIONS TO TENDERERS

Approved
Revision	Date	Author	By	Comments
00	22-5-08	AB	AB	Original Issue

Section I — Part A Instructions to Tenderers	1

LGL
Million Ounce Plant Upgrade (MOPU)
Equipment Supply Tender
section i Part A instructions to tenderers
index

1.	Tenderers’ Understanding	1
2.	Tender Submissions	2
3.	Acceptance of Tender	3
4.	Tendered Prices	4
5.	Contract and Terms of Payment	5
6.	Weights and Dimensions	5
7.	Contractual Delivery Schedule	5
8.	Warranties/Guarantees	6
9.	Alternative Proposals	6
10.	Priority	6
11.	Quality Assurance/Quality Control	7
12.	Tests	7
13.	Erection or Start-Up	7
14.	Spare Parts	7
15.	Health, Safety, Environmental and Human Rights Compliance	7

Section I — Part A Instructions to Tenderers	2

LGL EQUIPMENT SUPPLY TENDER
Section I Part A
Instructions to Tenderers
1.	Tenderer’s Understanding
1.1.	It is understood and agreed that the Tenderer shall read these instructions and submit its Tender in conformity with the following documents:
SECTION I: Instructions to Tenderer’s (Inclusive of Appendixes) SECTION II: Site Conditions and Equipment and Material Standards) SECTION III: Detailed Specifications) SECTION IV: Form of Tender
1.2.	The following definitions apply to terms used throughout Sections I, II, III and IV.

Term	Meaning
LGL	Lihir Gold Limited (Incorporated in Papua New Guinea) ARBN 069 803 998 with an operation on Lihir Island, New Ireland Province, Papua New Guinea

Closing Time	The deadline for receipt by LGL of Tender submissions

Equipment, Merchandise or Goods	The equipment or goods described in Section III that is the subject of the Invitation to Tender

Invitation to Tender	A letter of invitation from LGL to inviting offers to supply Merchandise

Owner	LGL

Project	LGL’s Million Ounce Plant Upgrade (MOPU)

Purchase Order	A formal document issued to a supplier for the supply of specific Merchandise in accordance with standard terms and conditions as stated in the document. A Purchase Order is a contract between LGL and the Seller.

Seller /Supplier	(may also be referred to as the Manufacturer, Vendor, or Supplier) is the Company whose Tender has been accepted by LGL, and to whom a Purchase Order for the Merchandise described herein is awarded.

Site	LGL Operation on Lihir Island, New Ireland Province, Papua New Guinea

Sub-Contractor or Sub-Supplier	A contractor that has been engaged by the Seller to perform part of the supply of the equipment or goods which are to be supplied by the Seller in accordance with the Purchase Order.

Tender or Proposal	An offer to perform work or to supply Merchandise.

Tenderer	The company named on the Invitation to Tender
1.3.	The Tender documents are the property of LGL and are delivered only for the purpose of enabling each potential Tenderer to prepare and submit a Tender in response. All information provided to the Tenderer during the tender process, including information contained or referred to in the Tender Documents, is confidential and must not be disclosed or released for any use or purpose.

1.4.	Unsuccessful Tenderers are required to return the Tender documents to LGL on receipt of notice of award of tender to the successful Tenderer.

Section I — Part A Instructions to Tenderers	1

LGL EQUIPMENT SUPPLY TENDER
2.	Tender Submissions
2.1.	Two (2) hard copies of the Tender for the supply of equipment, materials, and service as detailed on the attached specification sheets must be submitted, enclosed in a sealed envelope and marked with the name of the equipment being tendered for and the specification number as shown in the Invitation to Tender and shall be sent by prepaid post or courier and delivered to the following address:
MILLION OUNCE PLANT UPGRADE LGL Gold Level 9 500 Queen Street Brisbane QLD 4001 Australia Attention: Projects Purchasing
by the date and time for closing of Tenders nominated in the Invitation to Tender. In the event that there is a request for the tender to be submitted electronically, this request shall be extra to the hard copy requirements.

2.2.	Verbal Tenders and/or quotes will not be accepted.

2.3.	A Tender shall contain two (2) complete sets of manufacturer’s specifications on the design and materials of construction and general arrangement drawings.

2.4.	The heading on a Tender shall show the name of the equipment and the tender number as shown on the Invitation to Tender.

2.5.	In accordance with the tender documents, complete Tenders are required to be submitted. Tenderers who feel it will be advantageous to tender on only some items of Merchandise should obtain prior written consent from the Project Purchasing Manager.

2.6.	Tenderers requiring clarification of technical aspects of the Tender document shall submit their questions in writing to the Project Purchasing Manager as early as possible during the Tender period. LGL will issue clarifications or addenda (if required) to all Tenderers.

2.7.	All equipment and materials must conform with the laws and regulations of the Independent State of Papua New Guinea.

2.8.	Tenderers shall strictly adhere to the Closing Time, which will be as shown on the Invitation to Tender. An extension of Tender time requires prior written approval and will be at the sole discretion of LGL.

2.9.	Tender submissions shall be construed as an irrevocable, firm and fixed offer that is open for acceptance for a period of sixty (60) days following the Closing Time.

2.10.	On receipt of a request in writing, and at the discretion of LGL, a Tender may be withdrawn or revised, provided the withdrawal or revision is received on or before the Closing Time.

2.11.	The Tenderer must submit a completed Form of Tender as outlined in Section IV. Alterations, qualifications or omissions to the Form of Tender by the Tenderer may be considered cause to reject a Tender.

2.12.	If any special tools are required for installation, operation, and maintenance, the Tenderer shall provide a list of the type and quantity together with pricing of these tools as separate

Section I — Part A Instructions to Tenderers	2

LGL EQUIPMENT SUPPLY TENDER
items delivered FCA or FOB (Incoterms 2000) in accordance with clause 4.

2.13.	A Tenderer who submits a Tender in strict accordance with the Tender documents may also submit an alternative proposal as set out in clause 11.

2.14.	The Tenderer’s submission shall be construed as representation and warranty that it has complied with and agrees to be bound by the terms and conditions of the tender package.

2.15.	If the Tenderer is dependent on one or more Sub-Sellers or Sub-Contractors, the Tenderer must identify those Sub-Sellers or Sub-Contractors in the proposal.

2.16.	LGL may require the Tenderer to provide evidence of its ability to carry out the requirements within the required timeline, and the financial ability to complete the requirements of the Contract.

2.17.	LGL reserves the right to seek further information or clarification to any Tender submitted after the Closing Time, and the right to negotiate with any Tenderer after Closing Time.

2.18.	LGL is not liable for any of the Tenderer’s costs incurred in responding to the Invitation to Tender.
3.	Acceptance of Tender
3.1.	The acceptance of any Tender shall be based on an evaluation of Tenderers’ proposals by LGL, through consideration of evaluation criteria determined solely at the discretion of LGL. LGL is not obliged to inform Tenderers of any particular evaluation criteria or the relative weight to be given to any particular evaluation criteria.

3.2.	LGL reserves the right to award a Contract in respect of all or only a portion of the Equipment referred to in this RFQ or to award multiple Contracts to different Tenderers.

3.3.	LGL reserves the right to reject any or all Tenders received in response to this Invitation to Tender without giving any notice or reasons. LGL also reserves the right to accept any Tender, notwithstanding informalities or irregularities or other failures to comply with the terms and conditions of this Invitation to Tender, contained in such Tender.

3.4.	The Tender containing the lowest price or any Tender will not necessarily be accepted. LGL reserves the right, without restriction, to exercise its sole discretion in determining the best value and whether or not any Tender received provides the necessary level of value to LGL to result in the acceptance of a tender.

3.5.	LGL reserves the right after the closing time, in its sole discretion, to seek further information from or clarification of any Tender submitted by any Tenderer, and to negotiate with any Tenderer, or with more than one Tenderer concurrently, the terms and conditions of Tenders. LGL is not required to offer any modified terms and conditions to any other Tenderer and LGL incurs no liability to any Tenderer in exercising its discretion under this clause.

3.6.	LGL may, prior to accepting a Tender, require further evidence that a Tenderer has:
(a)	the necessary experience and is prepared to use the necessary personnel and equipment to fulfil the requirements of the Tender Documents satisfactorily and within the required time; and

Section I — Part A Instructions to Tenderers	3

LGL EQUIPMENT SUPPLY TENDER
(b)	the financial ability to complete the requirements of the Tender Documents.
3.7.	By submitting a Tender, the Tenderer gives LGL permission to contact any organisation for whom the Tenderer has supplied equipment, materials and/or services in order to obtain information pertaining to timely completion, quality, methods and other matters relating to work performed or being performed by the Tenderer.

3.8.	The submission of a Tender is representation and warranty by the Tenderer that it has complied with and agrees to be bound by the terms and conditions of the Tender Documents. No adjustment to any price or prices contained in the Tender nor any other compensation will be allowed on account of any failure by the Tenderer to comply with the Tender Documents.

3.9.	No Tender will be deemed accepted by LGL until a written notice of acceptance has been issued to the successful Tenderer. Following notice of award, the successful Tenderer is required to execute a formal Purchase Order in the form set out in the Tender Documents (including the documents listed therein i.e. Purchase Order terms and conditions, schedules, specification, etc.).

3.10.	The issue of the written notice of acceptance of a Tender shall constitute a binding agreement between LGL and the Tenderer and LGL and the Tenderer shall enter into a Purchase Order as defined in clause 1.2 above.
4.	Tendered Prices
4.1.	All Tendered Prices shall be presented consistently with the taxes clause contained in clause 6 of the LGL Equipment Supply Purchase Order Terms and Conditions in Section 1 Part B. Goods and Services Tax or other value added taxes are specifically excluded.

4.2.	Australian Manufactured Goods — Tendered Prices shall be in Australian dollars with goods delivered FCA (Incoterms 2000) loaded conveyance at the location nominated in Section III. The cost of inland freight from the factory to the nominated place of delivery and the cost of any duty on imported components shall be included in the overall tendered price but itemised separately. The successful Tenderer will be required to document any duty paid on imported components to allow LGL to submit a claim for duty drawback (if applicable). The Tenderer shall submit, as part of its Tender submission, the Tenderer’s ABN.

4.3.	North American Manufactured Goods — Tendered Prices shall be in United States of America Dollars, with goods FOB (Incoterms 2000) vessel at the nearest major seaport. The cost of inland freight (country of origin) to the nearest major seaport (Tenderer to nominate) shall be included in the overall tendered price but to be itemised separately.

4.4.	All Other Countries’ Manufactured Goods — Tendered Prices shall be in United States of America Dollars, with goods delivered FOB (Incoterms 2000) vessel at the nearest major seaport. The cost of inland freight (country of origin) to the nearest major seaport (Tenderer to nominate) shall be included in the overall tendered price but to be itemised separately. The Tenderer shall bear all foreign currency risk and shall allow for the purchase of forward cover in the overall tendered price but to be itemised separately. It remains the Tenderers responsibility to purchase such cover on award of the Purchase Order and all foreign currency risk shall reside with the Tenderer or Seller.

4.5.	Export packing (kiln dried timber) must be quoted as a separate item where applicable. Any costs associated with fumigating containerised cargo as required by Australian Customs or Papua New Guinea Customs to meet quarantine restrictions applicable to imports into

Section I — Part A Instructions to Tenderers	4

LGL EQUIPMENT SUPPLY TENDER
Australia and/or Papua New Guinea, must be included in this cost. Fumigation must be carried out by a recognised licensed fumigator who issues a certificate of fumigation, which accompanies the shipping documents.

4.6.	The Tendered Price shall be a lump sum fixed price in accordance with the relevant Incoterms 2000 classification. The Tenderer is to refer to Incoterms 2000 for complete details with regards to risks and liabilities when providing pricing.

4.7.	All Hazardous or Dangerous goods are to be priced DDP (Incoterms 2000) and are to be delivered and discharged at the Site (or other defined control location).
5.	Contract and Terms of Payment
5.1.	LGL’s Purchase Order terms and conditions as detailed in Section I Part B, together with any Special Conditions detailed in the formal Purchase Order, shall be the only terms and conditions applicable to any Purchase Order placed.

5.2.	The Tenderer shall detail its terms of payment including cash discounts, package deal discounts, progress payments with defined milestones or deliverables, etc.
6.	Weights and Dimensions
6.1.	The Tenderer shall detail the total shipping weight, the number of pieces and the dimensions and weight of all pieces over five tonnes.

6.2.	The Tenderer shall also detail the total shipping weight, the number of pieces and the dimensions and weight of all pieces over five tonnes for spare parts.

6.3.	The Tenderer shall detail the total shipping weight and the dimensions of the largest and heaviest pieces to be handled during installation and maintenance.
7.	Contractual Delivery Schedule
7.1.	The Tenderer shall state the guaranteed shipping date ex factory and state location of the factory for all components.

7.2.	If equipment is to be manufactured in more than one factory, the Tenderer must state all locations including a list of sub-suppliers and place of manufacture.

7.3.	The Tenderer shall state the Delivery Completion Date of all components in accordance with the relevant Incoterms 2000 classification. These dates will form part of the Purchase Order and will be stated on the Purchase Order (as the “Shipping Date”).

7.4.	When determining delivery dates for individual components, the Tenderer shall allow two (2) weeks from the time of submission of preliminary drawings for LGL’s approval and return of drawings (as required in the Detailed Specifications). As part of the Tender submission, the Tenderer shall detail the following:
i)	Days required from the date the Purchase Order is issued to delivery of preliminary drawings and manuals for review by LGL.

ii)	Days required from the date the reviewed preliminary drawings and manuals are

Section I — Part A Instructions to Tenderers	5

LGL EQUIPMENT SUPPLY TENDER
returned to the delivery of complete certified drawings.

iii)	Days required from date of Purchase Order to guaranteed date for delivery of Final Certified Drawings.
7.5.	When determining delivery dates for individual components, the Tenderer shall allow two (2) weeks from the closing date of the Tender prior to award.

7.6.	The Tenderer shall submit a detailed manufacturing and delivery schedule including all sub- supplier items in a similar format to the example in Section IV.

7.7.	The Tenderer shall include in its manufacturing and delivery schedule the requirement to supply any drawings, operation manuals, maintenance manuals, and parts manuals (Data) required as set out in Section III.
8.	Warranties/Guarantees
8.1.	Tenderers shall provide details of all warranties and guarantees. The warranty period must be for a period of twelve (12) months following commissioning and acceptance by the LGL or eighteen (18) months following delivery, whichever period is shorter.

8.2.	Tenderers shall indicate extended warranties as a separate item and the costs of any such extended warranty shall be detailed.

8.3.	Tenderers must ensure LGL is able to receive the benefit of any longer warranties provided by sub-suppliers where to do so is at no additional cost to the Seller.
9.	Alternative Proposals
9.1.	The Tenderer shall submit a Tender strictly in accordance with the Tender Documents, however, should the Tenderer, in addition to its conforming Tender, wish to submit alternative offers based on departures from the Tender Documents, it shall list the departures and the associated variation to the conforming Tender Price for each departure.

9.2.	Any alternative proposal shall conform to the requirements set out in the Tender Documents, except to the extent that it describes how the alternative proposal departs from the specific requirements. Departures shall be itemised under separate headings titled 1. Technical Departures; 2. Commercial Departures; and 3. Optional Equipment and/or Materials.

9.3.	Alternative Tenders are encouraged where the Tenderer considers the alternative to be an improvement or more economical, but still meets or exceeds the requirements of the Tender Documents.

9.4.	LGL is not bound to accept any such alternative proposal submitted by a Tenderer
10.	Priority
10.1.	Where the Detailed Specifications (Section III) vary from the general conditions, site conditions, ore characteristics and equipment standards (Section II), the Detailed Specifications shall be considered as correct.

Section I — Part A Instructions to Tenderers	6

LGL EQUIPMENT SUPPLY TENDER
11.	Quality Assurance/Quality Control
11.1.	All goods shall meet or exceed internationally recognised standards and specifications to the extent not specified in the Tender documents.

11.2.	Tenderers shall detail their standards and specifications for the goods and how they will ensure that these are met.

11.3.	Tenderers shall describe their quality assurance and control program including any standards and certifications attained.
12.	Tests
12.1.	The Tenderer shall develop and submit for review by LGL an Inspection and Test Plan, which will detail the timing of any tests required as the equipment or materials are being produced.

12.2.	Where applicable, the Tenderer shall state the extra costs, if any, for witnessed and verified performance tests.

12.3.	If the Tenderer does not have adequate facilities for performance testing, it will state this in its Tender.
13.	Erection or Start-up
13.1.	When the Tenderer considers erection supervision, specialists, or start-up personnel to be necessary for warranty purposes, or when LGL requires these personnel, the costs will be shown as separate items but will be included in the Tender package and itemised as follows (refer to Section I Part C “Technical On-Site Personnel Terms” for details of what is to be included in each of the following):
▪	Reimbursable Sum

▪	Daily Rates for each class of technical on-Site personnel

▪	The location of representation

▪	Number of technical on-Site personnel

▪	Number and frequency of visits for inspection, testing, installation, and commissioning
14.	Spare Parts
14.1.	The Tenderer shall supply, as part of its Tender, a detailed list of recommended spare parts for one year’s continuous operation showing part numbers and prices.

14.2.	The Tenderer shall also state the location of the nearest service depot and/or distributor along with a list of spare parts that are carried showing costs and weights.
15.	Health, Safety, Environmental and Human Rights Compliance
15.1.	The Tenderer shall provide a brief description of all relevant health, safety, environmental and human rights compliance programs.

15.2.	The Tenderer shall include a copy of its environmental policy with the Tender submission and shall state if all applicable environmental guidelines and regulations are being met in

Section I — Part A Instructions to Tenderers	7

LGL EQUIPMENT SUPPLY TENDER
relation to the goods.

15.3.	The Tenderer shall list any violations, infractions, ongoing investigations or penalties associated with health, safety, the environment, or human rights that relate to the Tenderer or any of its subcontractors.

Section I — Part A Instructions to Tenderers	8

LGL EQUIPMENT SUPPLY TENDER
LGL
Million Ounce Plant Upgrade (MOPU)
Equipment Supply Tender
SECTION I PART B
PURCHASE ORDER TERMS AND CONDITIONS

A.	Definitions	10
B.	General Terms and Conditions	13
C.	Preparing Orders for Shipment	26

Section I — Part B Purchase Order Terms and Conditions	9

LGL EQUIPMENT SUPPLY TENDER
A)	Definitions
The definition of terms used, interpretation of this agreement, and the rights of all parties hereunder shall be construed under and governed by the laws of Queensland and the Commonwealth of Australia in effect at the date of the Invitation to Tender. Should a legislative requirement come into effect after the date of the Invitation to Tender but could not be reasonably then have been anticipated by a competent Seller and which causes the Seller to incur more or less cost than otherwise would have been incurred, the difference shall be assessed by LGL and added to or deducted as a Purchase Order Amendment.
The following words used in this document shall, where the contents so permit, have the following meanings:

Term	Meaning
Applicable Law	all laws, by-laws, Acts, Regulations, codes, conditions or requirements of any authority having jurisdiction over the Seller, Merchandise, Purchase Order or the performance of the Purchase Order

Confidential Information	in relation to any party to this Contract, information relating to a party’s business, computer systems or affairs and includes any:

	1	trade secrets, know-how, scientific and technical information;

	2	product, customer, marketing or pricing information;

	3	information in relation to this Contract; and

	4	any other information which a party notifies the other is confidential, or which the other party knows or ought to know is confidential

Delay Event	1	an LGL-caused Delay;

	2	a variation that is the subject of a variation order other than a Variation requested by the Seller;

	3	a change of law;

	4	an industrial dispute which results in a labour stoppage that:

• has not arisen by reason of, or in connection with, events in any way connected with the Purchase Order or the Seller; and

• could not have been foreseen by an internationally recognised seller of the Merchandise in the jurisdiction in which the Purchase Order is being performed having carried out all necessary investigations; and

	5	a Force Majeure Event;

but excluding any events in items 1 to 5 which would not have occurred but for:

	6	a breach of this Purchase Order by, or the negligence or recklessness of, the Seller or its Subcontractors;

	7	the lack of legal capacity, or corporate powers, of the Seller; or

	8	LGL acting in accordance with this Purchase Order including any termination of the Contract in accordance with its terms.

Section I — Part B Purchase Order Terms and Conditions	10

LGL EQUIPMENT SUPPLY TENDER

Term	Meaning
Delivery Completion Date	the date of delivery (expressed as a number of weeks from the Commencement Date) of all items of Merchandise in accordance with the relevant Incoterms 2000 classification as detailed in the Purchase Order.

Force Majeure Event	means (and is limited to) the following specific events or circumstances:

	1	earthquake, flood or other natural catastrophe;

	2	strike or lockout;

	3	civil disturbance, riot or armed conflict;

	4	rebellion or sabotage;

	5	curtailment, rationing or allocation of normal sources of supply of labour, materials, transportation, energy or utilities;

	6	sufferance of or voluntary compliance with act of government and government regulations (whether or not valid);

	7	fire or explosion, including radioactive or toxic explosion; and

	8	war, insurrection, riot or acts of terrorism;

but only where those events or circumstances:

	9	are not reasonably foreseeable by the Seller;

	10	are beyond the reasonable control of the Seller; and

	11	are such that, even with the exercise of good engineering and procurement practices, the Seller would not be able to prevent or overcome.

Merchandise	includes all goods, chattels, plant, equipment, machinery, stores, data and other property of any kind described on the Purchase Order.

LGL-Caused Delay	1	delay or disruption caused by LGL but does not include any delay or disruption cause by LGL acting in accordance with this Purchase Order;

	2	an act of prevention of LGL including a breach by LGL of any of its obligations under this Contract, but does not include any delay or disruption caused by the LGL acting in accordance with this Purchase Order.

Purchase Order	a formal document issued to a supplier for the supply of specific goods in accordance with these standard terms and conditions The Purchase Order is a contract between LGL and the Seller.

Purchase Order Amendment	a written direction from LGL identified as such directing the Seller to carry out a Variation

Purchase Order Value	The total value to be paid by LGL in consideration of the Seller supplying and delivering the Merchandise.

Seller	the person, firm or corporation from whom the Merchandise is being purchased pursuant to this Purchase Order

Shipping Date	The guaranteed date stated in the formal Purchase Order for the

Section I — Part B Purchase Order Terms and Conditions	11

LGL EQUIPMENT SUPPLY TENDER

Term	Meaning
shipment of individual items of Merchandise in accordance with the relevant Incoterms 2000 classification, or for the Delivery Completion Date for all components in accordance with the relevant Incoterms 2000 classification.

Site	Lihir Mine Site, Putput, Lihir Island, New Ireland Province, Papua New Guinea

Standards	the standards specified to which the Merchandise is to meet or exceed the requirements of; where no standards are specified, the relevant Papua New Guinean (PNG) Standard shall apply. Where there is no relevant PNG Standard, then the relevant Australian Standard shall apply.

Tax	any tax, levy, royalty, rate, duty, fee, impost, or other charge imposed by any governmental, semi-governmental, or other body authorised by law whether in PNG, Australia or other country to impose such Tax. Without limiting the generality of the foregoing, Tax includes any withholding tax (including foreign contractor withholding tax), goods and services tax, value added tax, petroleum resource rent tax, any tax respecting environmental effects including a carbon tax.

Variation	any one or more of the following:

	1	an increase, decrease or omission of any part of the Works;

	2	any change in the character or quality of any Merchandise or any part of the Works; or

	3	any change in the method, sequence or timing of the Works,

but does not include a direction by LGL to perform the Works in accordance with this Contract

Section I — Part B Purchase Order Terms and Conditions	12

LGL EQUIPMENT SUPPLY TENDER
B) General Terms and Conditions
The Seller must supply the Merchandise to LGL in accordance with the terms and conditions of the Purchase Order.
1)	COMPLETE AGREEMENT

This Purchase Order, which term shall include these terms and conditions and any technical documents incorporated and/or attached hereto (Purchase Order Documents), constitutes the sole and entire agreement between the parties.

The Purchase Order documents comprise the following with the order of precedence as shown:
a)	The formal, signed, computer generated Purchase Order detailing specifically what is being ordered, the Purchase Order Value, any Special Conditions or additional technical information

b)	Applicable correspondence detailed in the Purchase Order

c)	Tender Document Section I Part B: Purchase Order Terms and Conditions

d)	Tenderer’s Completed Tender Document Section IV

e)	Tender Document Section III

f)	Tender Document Sections I Part A and Section II

g)	Invitation to Tender Letter
The Seller’s quotation is incorporated in and made a part of this Purchase Order only to the extent of specifying the nature and description of the Merchandise ordered and then only to the extent that such items are consistent with the other terms of this Purchase Order. No other terms or conditions shall be binding upon LGL unless accepted by it in writing.

2)	DELIVERY

The Seller shall deliver the Merchandise in accordance with the Delivery Completion Date detailed in the Purchase Order, and any delivery milestones detailed in the Seller’s schedule incorporated into the Purchase Documents.

3)	QUANTITY, QUALITY, AND VARIATIONS

Neither the quantity nor the quality of Merchandise delivered shall differ from that specified in this Purchase Order unless the changed quantity or quality is ordered by LGL on a Purchase Order Amendment specifically referring to this Purchase Order. LGL shall not be required to pay for excess quantities of Merchandise and may return excess quantities or Merchandise to Seller at Seller’s expense.

The Seller warrants that all Merchandise sold hereunder, shall have been produced, sold, delivered and furnished in strict compliance with all Applicable Law and applicable Standards, to which the Merchandise are subject. Seller shall execute and deliver such documents as may be required to effect or to evidence compliance. All Applicable Law required to be incorporated in agreements of this character are hereby incorporated herein by this reference.

The Seller shall prepare an Inspection and Test Plan (ITP) in accordance with the Seller’s standard practice within 2 weeks of award of the Purchase Order. The ITP will be submitted for review and acceptance by LGL.

The Seller shall ensure that the Merchandise meets the consistent quality in accordance with its quality assurance and control program.

Section I — Part B Purchase Order Terms and Conditions	13

LGL EQUIPMENT SUPPLY TENDER
LGL may issue a request for a quotation for a proposed Variation (Variation Quotation) and, subject to this clause, the Seller must carry out a Variation which is the subject of a Purchase Order Amendment.

Before a Purchase Order Amendment is issued, the Seller must provide a quotation for a proposed Variation before LGL discusses with the Seller whether the work is to proceed and the Seller must provide the quotation as soon as practicable after receipt of the request. A Purchase Order Amendment must incorporate the terms of the Variation Quotation.

The Seller’s Variation Quotation for the proposed Variation must include particulars of:
•	its fixed price for carrying out the proposed Variation;

•	the effect (if any) of the proposed Variation on:
o	the achievement of Delivery Completion;

o	any warranties with respect to the Equipment; and

o	the Seller’s ability to comply with any of its obligations under this Contract.
•	any other relevant information related to carrying out the proposed Variation
4)	PROGRESS REPORTS AND SCHEDULE

Commencing the first Monday after the date of issue of the Purchase Order, and continuing thereafter every Monday until all equipment has been delivered in accordance with the applicable Incoterms 2000 classification (including short-shipped items, if any) the Seller shall submit a detailed procurement, manufacturing, assembly and testing schedule and progress report.

Should any incident or occurrence arise which may delay the manufacturing, delivery schedule, or Delivery Completion Date, the Seller shall immediately notify LGL in writing.

5)	SECURITY AND RETENTION

If required by the Purchase Order, the Seller shall lodge an unconditional Bank Guarantee in the amount detailed within 14 days of the Purchase Order issue. This security will be held by LGL until the expiry of the Defects Liability Period. LGL may recover all debts due and owing from the Seller to LGL from the security if not otherwise paid by or recovered from the Seller.

In addition, LGL will withhold a percentage of each invoice (totalling of the Purchase Order Value) until such time as the earlier of Merchandise is inspected on Site or until completion of equipment commissioning, for a period not to exceed 180 days from the Delivery Completion Date at the nominated delivery place or shipping point.

6)	TAX
6.1	Liability for Tax

The Seller shall reimburse LGL for the amount of LGL’s liability for any Tax (excluding income tax) levied by the Australian or PNG government in respect of any supply made by the Seller under this Contract but only to the extent that such Tax is incurred or arises before delivery of the Merchandise in accordance with the relevant Incoterms 2000 classification. Any Tax that is incurred or arises after delivery of the Merchandise in accordance with the relevant Incoterms 2000 classification is to be borne by LGL and is not subject to reimbursement by the Seller.

Any consideration to be paid or provided for a supply made under or in connection with the Contract is expressed inclusive of all Tax, other than GST, in force at the Completion Date.

Section I — Part B Purchase Order Terms and Conditions	14

LGL EQUIPMENT SUPPLY TENDER
Should LGL be required to withhold any amounts on account of any Tax (excluding Income Tax) levied by the Australian or PNG government, the corresponding withheld amount will be taken as a reduction in the consideration to be paid or provided.

6.2	GST

For the purposes of Clause 6:

“Adjustment Note” means an adjustment note as that term is defined in the GST Law or a credit or debit note as those terms are defined in the PNG GST Act, as applicable;

“Consideration” has the meaning given by the GST Law;

“Goods” has the meaning given to that term by the GST Law or the PNG GST Act, as applicable;

“GST” means GST as that term is defined by the GST Law or the goods and services tax referred to in sections 6 and 8 of the PNG GST Act, as applicable;

“GST Amount” means, in relation to a Taxable Supply, the amount of GST payable in respect of that Taxable Supply;

“GST Group” has the meaning given by the GST Law;

“GST Law” has the meaning given by the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

“Input Tax Credit” means an input tax credit as that term is defined in the GST Law or a credit for input tax as that term is defined in the PNG GST Act, as applicable and a reference to an Input Tax Credit entitlement of a Party includes, as applicable:
•	An input tax credit for an acquisition made by that Party but to which another member of the same GST Group is entitled; or

•	A credit for input tax for a supply which is made to that Party but which is deemed by the PNG GST Act to be made to the representative member or a group of companies;
“PNG GST Act” means the Goods and Services Tax Act 2003 (PNG);

“Recipient” has the meaning given to that term by the GST Law or the PNG GST Act, as applicable;

“Tax Invoice” has the meaning given by the GST Law or the PNG GST Act, as applicable;

“Taxable Supply” means a taxable supply as that term is defined in the GST Law (excluding the reference to section 84-5 of the A New Tax System (Goods and Services Act 1999 (Cth)) or a supply upon which goods and services tax is imposed by the PNG GST Act, as applicable.

6.3	Tax Exclusive Consideration

Any consideration to be paid or provided for a supply made under or in connection with the Contract, unless specifically described in the Contract as “GST inclusive”, does not include an amount on account of GST.

The Seller will make all reasonable endeavours to ensure the supply of the Merchandise is GST-free under GST Law. In this regard, the Seller warrants that it will export the Merchandise within 60 days of the earlier of receiving any consideration for the supply or issuing an invoice for the supply and that it will hold sufficient documentary evidence to substantiate the export of the Merchandise within the 60 day timeframe.

Section I — Part B Purchase Order Terms and Conditions	15

LGL EQUIPMENT SUPPLY TENDER
Despite any other provision in the Contract, if a party (“Seller”) makes a supply under or in connection with the Contract on which GST is imposed to any extent (not being a supply the consideration for which is specifically described in the Contract as “GST inclusive”):
•	The consideration payable or to be provided for that supply under the Contract is increased by, and the recipient of the supply (“Recipient”) must also pay to the Seller, an amount equal to the GST payable by the Seller on that supply;

•	The amount by which the GST exclusive consideration is increased must be paid to the Seller by the Recipient at the same time as the GST exclusive consideration is payable or to be provided; and

•	Notwithstanding any other provision of the Contract, the Recipient is not required to pay any amount unless it has received a valid tax invoice (or valid adjustment note) for that taxable supply.
Notwithstanding the above provisions, the Buyer is only required to gross up a payment under Clause 6.3 if and to the extent that the Buyer is entitled to claim a corresponding Input Tax Credit.

6.4	Reimbursements

If a payment to a party under the Contract is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by that party, then the payment must be reduced by the amount of any input tax credit to which that party is entitled for that loss, cost or expense. That party is assumed to be entitled to a full input tax credit unless it proves, before the date on which the payment must be made, that its entitlement is otherwise.

6.5	Adjustment Events

If, at any time, an adjustment event arises in respect of any supply made by a party under the Contract, a corresponding adjustment must be made between the parties. Payments to give effect to the adjustment must be made between the parties and the Seller must issue a valid adjustment note in relation to the adjustment event.

6.6	Survival

This clause 6 shall survive on completion or termination of the Contract.
7)	INSPECTION IN PROGRESS

Seller agrees that LGL or its designated agent shall have the right of inspection of all Merchandise furnished hereunder while in any stage of engineering or manufacture upon presentation of twenty-four (24) hours notice and Seller shall carry out any tests as required by LGL to establish if the Merchandise conforms to this Purchase Order. Seller shall make this a condition of any subcontract work and provide all relevant information concerning its Subcontractors to LGL. The Seller and/or Subcontractors shall ensure that LGL or its designated agent has access to drawings and the like to verify the goods being manufactured. LGL or its designated agent shall have the power to reject any Merchandise that does not conform to this Purchase Order, whereupon this rejected Merchandise shall be re-supplied at no additional cost to LGL. Any such inspection or any lack of such inspection shall not relieve Seller of any obligation contained in the Purchase Order Documents.

8)	DRAWINGS, OPERATION MANUALS, MAINTENANCE MANUALS, AND PARTS LISTS

The Seller shall supply all drawings, manuals, etc, (Data) as required by the Purchase Order, by pre-paid courier service at no additional cost. In addition to any other Data required, the Seller shall submit:

Section I — Part B Purchase Order Terms and Conditions	16

LGL EQUIPMENT SUPPLY TENDER
•	Mechanical: Five (5) sets of preliminary drawings for review.

•	Electrical: Two (2) sets of preliminary drawings on paper for review of design.

•	All Drawings: Two (2) sets on paper, one (1) electronic “Certified for Construction” or “As Built”; as applicable, signed and dated.

•	Installation, Operation and Maintenance Manuals (Operator’s Manuals): Two (2) preliminary copies. Manuals are to be in binders and tagged with the Seller’s name, the Purchase Order number, model and equipment numbers.

•	Approved Operator’s Manuals: Four (4) SETS. (If the 2 preliminary manuals are approved without comment by LGL, then only two (2) additional copies are required.)

•	Parts Manuals: Four (4) sets including bearings, seals, and filter conversions for mechanical equipment (Parts Manuals may be combined with the Operator’s Manuals)
LGL will review and return the Data to the Seller with one of the following comments:
i)	“No Exception Taken” — the Seller will proceed with the supply of Merchandise indicated on that submission in accordance with the Purchase Order.

ii)	“Exception as Noted” — the Seller shall make the changes noted and proceed with the supply of Merchandise in accordance with the Purchase Order. The revised data will be resubmitted for LGL further review.

iii)	“Revise as Noted and Resubmit” — the Seller shall revise the data and resubmit for review prior to proceeding with supply of the Merchandise unless written instructions are received to the contrary from LGL.
Drawings must be folded to A4 size.

All documents produced for the MOPU Project will contain the following information:
Purchaser: LGL
Project: MOPU
Location: Lihir Island Papua New Guinea
Equipment Title:
Equipment No.:
P.O. No.:
Date:
Revision No.:
Within five (5) days after receipt of the Purchase Order, the Seller shall submit a drawing schedule that will include drawing numbers, drawing descriptions, revision numbers and submittal dates which will be in accordance with the dates detailed in the Seller’s completed Tender Section IV “Technical Data Schedule”.

9)	SHIPPING

The Seller shall prepare the Merchandise for shipping in accordance with Part C of the Purchase Order terms and conditions.

10)	PAYMENTS

In consideration of the payment by LGL to the Seller of the Purchase Order Value, the Seller shall supply the Merchandise and otherwise perform its obligations in accordance with the Purchase Order.

Section I — Part B Purchase Order Terms and Conditions	17

LGL EQUIPMENT SUPPLY TENDER
Subject to the Seller properly performing its obligations under the Purchase Order, LGL shall pay the Seller the Purchase Order Value.

Progress claim payments will be made by LGL in accordance with the milestones and currency detailed in the formal Purchase Order. Payments will be made at the end of the month following receipt of correct invoices. The time for payment of invoices, or for accepting any discounts offered, shall run only from the date correct invoices are furnished to LGL.

Progress claims shall include evidence that a milestone has been reached. Evidence of achieving a milestone date will include: unpriced purchase orders to sub-suppliers together with the sub-supplier’s written acceptance of the order; delivery dockets for goods to be incorporated into the Merchandise; test certificates; and proof of delivery of the component in accordance with the applicable Incoterms 2000 classification.

Progress claim invoices shall be sent to the address detailed for LGL in clause 33.

Progress claim invoice payments will be made by electronic funds transfer.

LGL may set off any amounts due and payable by the Seller to LGL against any payments due and payable from LGL to the Seller either under this Purchase Order or otherwise.

11)	CANCELLATION

LGL may, at its option, cancel any Purchase Order for Merchandise (in whole or in part) not then delivered or in transit by written notice which shall be effective immediately. Provided the Seller is not in default, LGL shall pay to Seller the cost incurred by Seller in connection with this Purchase Order prior to the date of such cancellation but excluding unrecovered overheads or profits, provided that the amount payable by LGL in respect of such cost, when added to all previous payments made or becoming payable hereunder shall not exceed the total price stated in the Purchase Order. Upon such payment, title to and property in any Merchandise forming part of or incomplete Merchandise shall pass to LGL. If required by LGL, the Seller will novate any subcontracts to LGL.

12)	TERMINATION FOR DEFAULT

In the event of any breach by Seller of any of the terms of this Purchase Order including Seller’s warranties, LGL may at its option, and without prejudice to any of its other rights, by notice in writing, cancel the Purchase Order in respect of any undelivered Merchandise or non performed Service. In the case of a fundamental breach by the Seller, termination shall be immediate, whereas for other breaches, termination will be effective if the breach is not rectified within 30 calendar days of notice in writing by LGL. The Delivery Completion Date stipulated for delivery of the Merchandise shall be the fundamental term of the Purchase Order.

On issuing notice in writing of a breach (other than fundamental breach), LGL may suspend payments to the Seller until the date on which the Seller remedies the breach.

LGL must immediately lift any suspension of payments if the Seller remedies the breach or overcomes the effects of the breach.

Upon termination in accordance with this clause 12, LGL shall be entitled to, at its election, to receive title to the Merchandise (in its then current state) and make no further payment under this Contract or receive a full refund of all amounts paid under this contract to the date of cancellation.

Section I — Part B Purchase Order Terms and Conditions	18

LGL EQUIPMENT SUPPLY TENDER
13)	WARRANTIES — GUARANTEES

Seller warrants to LGL that the Merchandise shall be of the quality specified or of the best of their respective kinds if no quality is specified, and shall conform to the specifications, drawings, samples, and other descriptions set out in the Purchase Order Documents. Seller guarantees and warrants the Merchandise against any and all defects in workmanship and materials during the defects liability period which shall be the earlier of eighteen months from the Delivery Completion Date of the equipment or twelve (12) months following commissioning the equipment. In the absence of a specified standard, the Merchandise shall be in accordance with PNG Standards, and if no applicable PNG Standard exists, to Australian Standards.

The Seller warrants that the Merchandise will meet or exceed any availability or performance guarantees specified in the Purchase Order. If those guarantees are not met or exceeded (in the opinion of LGL) then the Seller shall pay as a debt due and payable an amount to LGL as compensation for LGL’s genuine pre-estimate of its loss. This amount shall be detailed in the Purchase Order.

During the defects liability period, defective Merchandise shall be replaced or repaired by the Seller free of charge, or alternatively defective Merchandise may be replaced or repaired by LGL at the Seller’s cost (such amounts to be a debt due and payable by the Seller to LGL).

The Merchandise is ordered by LGL in reliance on each and all of the warranties and guarantees specified herein, or implied by law or usage or trade, and unless otherwise expressly stated herein, said warranties and guarantees shall apply. If the Seller is not the manufacturer of some or all of the Merchandise covered by the Purchase Order, Seller shall, in addition to the warranties and guarantees set out in the preceding paragraph, or in the alternative to the said warranties and guarantees, make necessary arrangements whereby the manufacturers involved will extend the same warranties and guarantees to LGL directly.

14)	SELLER’S INDEMNITY

Insofar as this clause applies to property, it applies to property other than the equipment or goods.

The Seller indemnifies LGL against:
(i)	loss of or damage to LGL’s property;

(ii)	claims by third parties arising out of or as a consequence of the Seller’s performance of the Purchase Order;

(iii)	claims in respect of personal injury or death or loss or damage to any other property arising out of or as a consequence of the Seller’s performance of the Purchase Order; and

(iv)	the Seller’s breach of this contract,
but the indemnity shall be reduced proportionally to the extent that the act or omission of LGL or its consultants, agents or other contractors (not being employed by the Seller) may have contributed to the injury, death, loss or damage.

The clause shall not apply to the extent that the Seller’s liability is limited by another provision of the Purchase Order.

15)	INSURANCE TO BE ARRANGED BY SELLER
15.1	Insurance of Merchandise: The Seller shall, at its own cost, insure the Merchandise for its replacement value against loss or damage from the date of the Purchase Order until

Section I — Part B Purchase Order Terms and Conditions	19

LGL EQUIPMENT SUPPLY TENDER
the Merchandise is delivered in accordance with the relevant Incoterms 2000 classification.

The policy or policies effected under this subclause shall note the interests of LGL.

15.2	Public and Product Liability: Seller shall, at its own cost, maintain and pay for public and product liability until expiry of the Defects Liability Period with a limit of not less than Seller shall ensure each Sub-Contractor carries equivalent comprehensive public and product liability insurance.

Policies shall note the interests of LGL and cover the parties’ respective liability to each other for loss or damage to property (other than property required to be covered under subclause 15.1 and the death of or injury to any person (other than liability which the law requires to be covered under a workers compensation insurance policy.

15.3	Professional Indemnity: Seller shall, at its own cost, maintain and pay for professional indemnity insurance with a limit of not less than inclusive for any one claim and in the aggregate or such greater amount as may be required by any applicable professional organization or licensing authority. Such insurance shall be continued in place for at least six (6) years following completion of the Works.

15.3	Worker’s Compensation: Seller shall insure its liability, including its legal liability, as required under any applicable Worker’s Compensation statute or regulation to its employees engaged in doing anything for the purpose of executing Seller’s rights or obligations under the Purchase Order. Such Insurance shall be endorsed, where possible, to indemnify LGL and its consultants, affiliates, employees and agents against any liability which they may incur under any applicable Worker’s Compensation statute or regulation thereunder, in relation to the said employees engaged as aforesaid. Seller shall also ensure that each of its Sub-Contractors insures their liability, including their legal liability, as required under any applicable Worker’s Compensation statute or regulation thereunder to their employees engaged in doing anything for the purpose of executing Seller’s rights or obligations under the Purchase Order and such insurance by each Sub-Contractor shall be endorsed, where possible, to indemnify Seller, LGL and their respective consultants, affiliates, employees and agents against any liability which they may incur under any applicable Worker’s Compensation statute or regulation thereunder, in relation to the said employees engaged as aforesaid.

Seller shall pay all assessments due under relevant Worker’s Compensation legislation.

Seller shall provide LGL with satisfactory evidence that Seller is in good standing with applicable Worker’s Compensation authorities from time to time as may be requested by LGL.
16)	GENERAL INSURANCE PROVISIONS
16.1	Insurance shall be effected by Seller before the commencement of the risks to which the insurance relates with insurers approved by LGL whose approval shall not be unreasonably withheld.

16.2	Seller shall show proof of the above cover prior to performing this Purchase Order. Seller shall provide LGL with certificates of insurance of each policy requested by LGL together with evidence of payment of premiums. If Seller fails to provide satisfactory evidence of insurance to LGL, LGL may, but shall not be obligated to, place such insurance as LGL may consider necessary and the cost of such coverage shall be paid by Seller on demand.

Section I — Part B Purchase Order Terms and Conditions	20

LGL EQUIPMENT SUPPLY TENDER
16.3	The effecting and keeping in force of insurance as required herein shall in no way limit the responsibilities, obligations and liabilities of Seller under other provisions of the Purchase Order.

16.4	Seller is responsible for all additional Insurance that it deems necessary and it shall indemnify and hold harmless LGL and its consultants, affiliates, employees and agents against any claims by it or any third party in the event of a loss or damage.

16.5	The policies for the insurance to be provided by Seller shall contain provisions acceptable to LGL which:
•	requires the insurer to inform both parties, whenever the insurer gives a party or a subcontractor a notice in connection with the policy;

•	provides that a notice of claim given to the insurer by either party or a subcontractor shall be accepted by the insurer as a notice of claim given by both parties and the subcontractor; and

•	requires the insurer, whenever the Seller fails to maintain the policy, promptly to give written notice thereof to both parties and prior to cancellation of the policy.
17)	PRICE

The price stated on this Purchase Order is a lump sum fixed price in accordance with the relevant Incoterms 2000 classification and not subject to escalation. The price stated on this Purchase Order includes all risks expressly and impliedly contemplated by the agreement.

18)	SPARE PARTS

The Seller shall be obligated to supply spare parts at the prices detailed in its completed Tender Section IV for purchases made by LGL up to the end of the Warranty period.

The successful Tenderer shall be required to supply all cross reference part numbers on non-original equipment manufacturer or sub-supplier parts

19)	PATENTS, TRADEMARKS AND COPYRIGHTS

Seller warrants to LGL and its successors in title, that the manufacture, sale or use of the Merchandise will not infringe or contribute to the infringement of any intellectual property rights including patents, trademarks, designs or copyrights in Australia or in any other country. Seller indemnifies LGL and its successors in title against any loss or damage (including legal fees and costs) arising from breach of this warranty or prevention or hindrance of use of the Merchandise. The Intellectual Property in the Merchandise and documents shall remain with the Seller, and the Seller provides an irrevocable, royalty-free, perpetual licence to LGL to use the Intellectual Property.

20)	TITLE AND RISK IN THE MERCHANDISE

Risk in the Merchandise shall pass to LGL on delivery to the place specified in the Purchase Order in accordance with the relevant Incoterms 2000 classification but subject to LGL’s right to reject any Merchandise.

Title in the Merchandise passes to LGL upon payment to the Seller of the final milestone payment.

Section I — Part B Purchase Order Terms and Conditions	21

LGL EQUIPMENT SUPPLY TENDER
21)	TRANSPORTATION

Immediately Seller despatches the Merchandise, Seller shall notify LGL of the date and time of dispatch, the number of the Purchase Order, the kind and amount of Merchandise dispatched and the route and method by which the Merchandise will be transported. All Merchandise shall be packed, marked and transported as specified in this Purchase Order, but if not specified, then in a proper and suitable manner and in all cases in accordance with the proper requirements for carrier.

22)	INSPECTION OF MERCHANDISE

Notwithstanding any prior payment, all Merchandise is subject to inspection and testing, which may be carried out after installation or incorporation and under operating conditions. If upon or after any such inspection or test any Merchandise is found to be unsatisfactory, defective, of inferior quality or workmanship or fails to meet the specifications or any other requirements of this Purchase Order, LGL, without prejudice to any other rights or remedies it might have, may return the Merchandise to Seller at Seller’s expense. Upon return of any unsatisfactory or defective Merchandise, Seller shall either resupply new Merchandise as a replacement of the returned Merchandise or reimburse LGL for any amounts paid by LGL on account of the purchase price of returned Merchandise and any other cost, expense, or damage incurred or suffered by LGL in connection with the failure of the Seller to comply with the terms of this Purchase Order, including such costs, expense or damage associated with the delivery, installation or return of the Merchandise.

23)	CONFIDENTIAL INFORMATION

Any Confidential Information provided by the Seller or LGL shall not be disclosed by the other party to any third person without prior written consent of the fist party. The exceptions to his clause are if the information is in the public domain or the information is required to be disclosed by law or the rules of a stock exchange on which the party’s securities are listed.

Unless otherwise provided in this Purchase Order, all plans, drawings and specifications prepared or supplied by or on behalf of LGL and any copies made therefrom shall be and remain the property of LGL, and shall be used by Seller only in performance of this Purchase Order, and shall be returned by Seller on completion of this Purchase Order.

24)	LICENCES

Unless otherwise specified in this Purchase Order, Seller at its cost shall obtain all required licences, permits and authorities required in performance of this Purchase Order and shall comply with all Applicable Law and Standards in relation to the Merchandise.

25)	STANDARD CONDITIONS FOR ON-SITE WORK

If LGL requires the Seller to undertake on-Site work, the Seller will be required to enter into a separate purchase order which will require the Seller to comply with the terms detailed in Section 1 Part C -Technical On-site Personnel Terms.

26)	DELAYS AND LIQUIDATED DAMAGES

The Seller acknowledges that delivery of Merchandise must be made by the dates specified. If the Seller fails to meet the dates stipulated in the Purchase Order, the Seller shall pay to LGL of the Purchase Order Value for each day the shipment or performance date is delayed up to a maximum of the Purchase Order Value by way of Liquidated Damages. The Purchase Order shall specify if liquidated damages apply and if so, the applicable percentages. Should the liquidated damages clause be found to be unenforceable, then LGL will be entitled to claim damages on other grounds.

Section I — Part B Purchase Order Terms and Conditions	22

LGL EQUIPMENT SUPPLY TENDER
Notwithstanding the foregoing, the Seller shall not be liable for delays due to causes (not including financial causes) beyond its reasonable control and covered under a Delay Event. If under these circumstances, LGL decides that it will not be unduly prejudiced by any such Delay Event, the Delivery Completion Date or performance shall be extended for the period equal to the time actually lost by reason of such Delay Event at no additional cost to LGL.

The Seller shall immediately notify LGL in writing within ten (10) days if an incident or occurrence arises which may delay the manufacturing, delivery schedule or Delivery Completion Date. Failure to do so will constitute a waiver of any claim the Seller may have had for an extension of time.

LGL will withhold progress payments or apply liquidated damages pending receipt of final certified drawings within the time specified by the Seller in the Completed Tender Section IV “Form of Tender

27)	LIMITATION OF LIABILITY

The total liability of each party arising out of or in connection with the Contract including a claim in tort, under statute, for rectification or frustration or like claim available under the law governing the Contract is limited to the Purchase Order Value.

The limitation shall continue to apply notwithstanding fundamental breach, breach of a fundamental term, rescission, repudiation or termination for any reason or frustration, whether unintentional or by operation of law.

The limitation of liability under this clause 27 shall not apply to:
a)	Liability to pay the value of the Purchase Order as adjusted pursuant to the Purchase Order Terms and Conditions;

b)	Loss arising through fraud, negligence or wilful misconduct by a party;

c)	Liability for infringement of any third party intellectual property rights;

d)	The extent that liability is otherwise limited by another provision of the Contract; and

e)	Liability out of which by law the party liable cannot contract.
28)	PROGRESS REPORTS

Commencing the first Monday after date of issue of the Purchase Order, and continuing thereafter every Monday, until all equipment has been shipped (including short-shipped items, if any), the Seller shall submit a detailed procurement, manufacturing, assembly and testing schedule and progress report.

Should any incident or occurrence arise which may delay the manufacturing or delivery schedule, the Seller shall immediately notify LGL in writing.

29)	SUSPENSION

LGL may direct the Seller to suspend supply or delivery of the whole or part of the equipment or goods for such time as LGL thinks fit, if LGL is of the opinion that it is necessary because of an act, default or omission on the part of LGL or the Seller; for the protection or safety of any person or property; or to comply with a court order.

If the Seller wishes to suspend supply or delivery of the whole or part of the equipment or goods the Seller shall obtain LGL’s prior written approval. LGL may approve the suspension and may impose conditions of approval.

Section I — Part B Purchase Order Terms and Conditions	23

LGL EQUIPMENT SUPPLY TENDER
As soon as LGL becomes aware that the reason for any suspension no longer exists, LGL shall direct the Seller to recommence the suspended supply or delivery as soon as reasonably practicable.

The Seller shall bear the cost of suspension pursuant to this clause unless the suspension was necessary due to an act or omission of LGL or if they were not responsible for the necessity of the protection, safety or court order. If the suspension was caused by LGL, LGL shall only be liable to the Seller for a maximum of per day for each day of the suspension up to a maximum aggregate liability of.

30)	NON-WAIVER

Failure of LGL to insist upon strict performance of any of the terms and conditions of the Purchase Order, or failure or delay to exercise any rights or remedies provided herein or by law or to properly notify Seller in the event of breach, or the approval, acceptance of, or payment for, any Merchandise hereunder, shall not release the Seller of any of the warranties, guarantees or obligations of this Purchase Order and shall not be deemed a waiver of any right of LGL to insist upon strict performance hereof or of any of its rights or remedies as to any such Merchandise or Service.

31)	NO ASSIGNMENT

Any assignment, mortgage, charge or other encumbrance of this Purchase Order by the Seller, or of any rights hereunder or thereof in any manner, in whole or in part, by operation of law or otherwise, without the prior written consent of LGL, shall be void.

LGL can assign and novate this Purchase Order without the consent of the Seller.

32)	DISPUTES

In case any dispute of difference shall arise between LGL and the Seller, either during the performance of the Purchase Order requirements or after termination, abandonment or breach of the Purchase Order, as to the construction of the Purchase Order or as to any matter or thing whatsoever arising thereunder or in connection therewith, then the aggrieved party shall give to the other, notice in writing setting out in full the detailed particulars of the dispute or difference. Upon receipt or issue of the notice, LGL shall give written notice to the Seller appointing a date, time and venue for a conciliation meeting to be held to discuss in detail the dispute or difference and may appoint such further time as may be necessary for the continuation thereof. The parties shall not be legally represented at the conciliation meeting but shall present in their own manner, with the assistance of witnesses and documentary evidence, the details of their respective cases. If at the conclusion of the conciliation meeting the parties fail to resolve the dispute or difference, either party may give to the other within fourteen (14) days, a notice stating that at the expiration of thirty (30) days, it will proceed to have the dispute or difference referred to a court of competent jurisdiction and at the expiration thereof, but not before, may so proceed.

33)	NOTICES

Any notice or other communication in relation to this Purchase Order including any request, demand, consent or approval, to or by a party to this Purchase Order must be in legible writing and in English and addressed as follows:
•	if to LGL addressed to: The MOPU Project Manager, Level 7, Pacific Place, Cnr of Champion Parade and Musgrave Street, (PO Box 789), Port Moresby, Papua New Guinea; facsimile +617-3318-9203

•	if to the Seller, as set out in the Purchase Order;

Section I — Part B Purchase Order Terms and Conditions	24

LGL EQUIPMENT SUPPLY TENDER
or a substitute address notified by a party to the other party;

The notice must be signed by:
•	where the sender is the Seller, must be signed by an officer of the Seller;

•	where the sender is LGL, it must be signed by the Project Manager;

•	in the case of notice by email, the notice must be accompanied by a digital signature;
The notice will be deemed to be given or made:
•	if posted from an address other than in Australia or Papua New Guinea to an address in Papua New Guinea, 10 Business Days after posting;

•	if posted from an address in Australia or Papua New Guinea, 7 Business Days after posting;

•	if delivered by hand, on delivery;

•	if faxed, on receipt of a transmission report confirming successful transmission unless the addressee telephones the sender within 24 hours after transmission is received or regarded as received and informs the sender it is not legible; and

•	if sent by email is regarded as given and received when sent to the sender unless: the sender receives a report of delivery failure or delivery delay; the sender receives an “Out of Office” reply or similar response; or the addressee informs the sender that the notice is illegible, incomplete or corrupted, within 24 hours of the notice being transmitted, but if delivery or receipt is on a day which is not a Business Day or is after 5.00 P.M. at the place of delivery or receipt, it is taken as given at 9:00 a.m. on the next Business Day; and
•	can be relied on by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.
In this clause 33 a reference to an addressee includes a reference to an addressee’s agents or employees.

Section I — Part B Purchase Order Terms and Conditions	25

LGL EQUIPMENT SUPPLY TENDER
C) Preparing Orders for Shipment
1.	General

The terms of shipment shall be as identified in the Project specification.

All Merchandise shall be prepared and packed to withstand transport from the point of origin to Lihir Island in Papua New Guinea including periods of unprotected storage. The instructions described herein shall be considered as minimum requirements and if additional measures for the protection of the goods are needed according to the experience of the Seller, they shall be provided.

Failure to comply with these instructions may result in delays in unloading and issuance of payment.

Costs incurred by LGL as a consequence of insecure or unsuitable packaging will be backcharged to the Seller.

In addition to the requirements detailed herein, further shipping instructions may be issued to the Seller with the Purchase Order.

The Seller shall not show the declared value on shipping documents.
1.1	Consignments

Unless otherwise agreed to in writing by LGL:
•	Merchandise for fulfilment of a Purchase Order shall be prepared for shipment in one single consignment; and

•	Merchandise for different Purchase Orders shall not be packed together.
Actual contents of packages shall be subject to quantity check against the Seller’s packing documents upon receipt at the project Site. Any discrepancies found at Site shall be rectified by the Seller at no charge to LGL unless proof of correct supply can be substantiated.

1.2	Merchandise Release

No Merchandise shall be packed for shipment until all requirements of the approved Project Inspection and Test Plan have been met and a preliminary copy of the bill of lading and other shipping documentation has been emailed to LGL.

Notwithstanding the above, all Merchandise may also be subject to final inspection by LGL or LGL’s nominated representative immediately prior to packing. Merchandise identified for final inspection shall not be packed without prior written approval from LGL’s nominated representative.

1.3	Packaging Dimensions and Weight

Wherever possible, Sellers shall ensure that items are packaged to comply with normal truck loading dimensions as follows:

Maximum Length	12.5 metres
Maximum Width	2.5 metres
Maximum Height	2.85 metres
Maximum Weight	24 tonnes gross

Section I — Part B Purchase Order Terms and Conditions	26

LGL EQUIPMENT SUPPLY TENDER
If goods exceed any one of these dimensions then the Seller must provide details to LGL’s nominated Shipping Agent not less than eight calendar weeks prior to packing. In the case of oversize and/or awkwardly shaped goods, the Seller shall also submit drawings showing the proposed method of dunnage, supports, centre of gravity, location of lifting lugs, transport orientation, position of any skids and saddles, recommended lifting arrangements, etc.

1.4	Grouping of Merchandise

Merchandise shall be grouped to facilitate easy identification and separation of materials / items as per the following:
•	Construction priority items (cast-in items, priority steelwork, etc) shall be packed separately from other materials on the Purchase Order and clearly labelled: “PRIORITY ITEMS”.

•	Commissioning and start up spares shall be packed separately to all other Merchandise on the Purchase Order and clearly labelled: “COMMISSIONING AND START-UP SPARES”.

•	As much as practical, palletised or containerised equipment shall be packed so that equipment with similar equipment numbers are grouped together.

•	Dangerous Goods may be packaged together as long as they are compatible.
1.5	Hazardous Materials

The Seller shall give a minimum of three calendar weeks prior warning to LGL’s nominated Shipping Agent if any consignment includes goods that fall into the category of HAZARDOUS as defined in the “Australian Dangerous Goods Code”, or goods that have inherent transport risks: eg subject to mechanical derangement, subject to magnetic interference, etc. Prior to shipment, the Seller must advise LGL of any Dangerous Goods and fax a copy of all required paperwork for the shipment of Dangerous Goods.

The Seller shall provide suitable containers and/or packaging for the transport of hazardous goods, and all containers / packaging shall be suitable for transport via any of road, rail, sea or air. All containers and packaging, and markings on the outside of the containers and packaging, shall be in accordance with the “Australian Dangerous Goods Code”.

All Dangerous Goods must be packaged separately from other merchandise. All packages must be labelled with the proper hazard label, per procedures identified by the “Australian Code for the Transport of Dangerous Goods by Road and Rail” Edition in effect at time of shipment. Purchase Orders intended for shipment by airfreight must also be packaged in accordance with “IATA Dangerous Goods Regulation” Edition in effect at time of shipment by Passenger or Cargo aircraft.

It is the responsibility of the Seller to complete a Hazardous Goods declaration and supply a Material safety Data Sheet (MSDS) and Emergency Procedure Guide (EPG).

Any dangerous goods shall also be declared on the Shippers Letter of Instruction (SLI), and the SLI shall be accompanied with a properly completed Australian Maritime Safety Authority (AMSA) Multimodal Dangerous Goods Form (MO41). This is a requirement of the Federal Department of Transportation and if documentation is not adequately completed it may result in the goods being unable to be transported and associated costs being backcharged to the Seller.

1.6	Fumigation Certificates

Section I — Part B Purchase Order Terms and Conditions	27

LGL EQUIPMENT SUPPLY TENDER
Where required, a certificate of fumigation is to be supplied in accordance with Australian and Papua New Guinea Quarantine Inspection Services requirements relative to the country of supply.
2.	Packaging Documentation
2.1	Shippers Letter of Instruction

A Shippers Letter of Instruction (SLI) or carrier consignment note shall be fully and comprehensively completed in the format required by LGL’s nominated Shipping Agent, and forwarded to the Shipping Agent by email prior to delivery pickup. The receiver of the goods identified on the SLI or consignment note shall be Lihir Gold Limited (PNG).

Where a consignment contains hazardous goods, they shall be declared on the SLI or consignment note as required by Section 1.4.

2.2	Packing Lists

All shipments must be accompanied by a packing slip, which must show type of package, gross weight and dimensions of each package. The packing slip must also describe the Merchandise, the quantities shipped, whether or not there is a short shipment, LGL’s Purchase Order number, the equipment number and the date shipped.

The original invoice / packing list shall be placed inside the package, and a copy of the same documentation shall be placed inside a sealed waterproof document envelope securely fixed to the outside of the packaging. Wherever possible, values shall be identified against each line item on the invoice / packing list.

Where goods are classified as hazardous, a copy of the relevant MSDS and EPG shall be included with each copy of the packing documentation.

When shipment is effected in wooden boxes, the packing slip shall be placed in a suitable waterproof plastic envelope attached to the outside of the box by means of heavy duty adhesive tape or other transit durable method of fastening.

When the Merchandise is shipped loose or on skids, the packing slip, again protected by a suitable waterproof plastic envelope, shall be fixed at a location not likely to be subject to the packing slip being torn off in transit.

In the case of multiple items covered by one packing slip, the case or piece to which the packing slip is attached shall be clearly identified and all others must have affixed a label indicating the case or piece number that has the packing slip. Items on the packing slip must correspond in sequence to the items on the Purchase Order.

2.3	Bills of Lading (B.O.L.)

The applicable Purchase Order number must appear on all B.O.L.
3.	Packaging Standards
3.1	General

Packaging and packing shall be of such design that damage will not occur to the packed goods during transport and handling from any effects of tilting, swinging, vibrating, lifting, or stacking compression.

Where necessary, the packed goods shall be secured within the packaging in such a way that they can withstand these loads without any damage. Such securing can be effected by

Section I — Part B Purchase Order Terms and Conditions	28

LGL EQUIPMENT SUPPLY TENDER
fixing to skids or a base frame, cushioning between the goods and packaging wall, etc. Nylok nuts shall be used on all securing bolts.

The types and extent of packing shall be compatible with the weight and characteristics of the goods being packed. The use of cardboard cartons as outside protection is not acceptable except where these are further contained in waterproof packing.

Electrical components or goods likely to suffer deterioration by moisture penetration or entrapped water vapour shall be packed in completely weather- and dust-proofed packaging and further protected by the provision of an absorbent desiccant (i.e. Silica Gel) within the weatherproof barrier. The desiccant shall be contained in new, dry, vapour-permeable bags, which shall clearly identify the nature and purpose of the contents.

Rotors, electric motors, and rotating elements fitted with anti-friction bearings shall be protected from internal damage by clearly visible external clamps that prevent movement during transport and handling.

Other items of equipment or instrumentation that are free to move, vibrate or chafe during shipping shall be adequately secured or blocked. Clearly visible warning notices shall be provided to ensure on-site removal of securing devices and blocking prior to operation.

If accessories are removed from any item of equipment or equipment is split into components, then suitable blank shipping plates must be installed.

Prepared metal surfaces likely to rust or corrode shall be treated with a suitable preservative (Shell Ensis SDC or equivalent) or otherwise protected by suitable packaging. Care should be taken to ensure working surfaces are not impaired by the application of any preservative.

All exposed flanges and machined faces shall be protected by plyboard covers with a minimum thickness of 8 mm and a minimum over-cover of 30 mm. Plugs or cover plates shall be provided on all inlets and outlets, and wherever else necessary to prevent ingress of dirt.

Protective finishes to steelwork, piping, and equipment shall be protected from rubbing and wearing during transport and handling by provision of suitable blocking and/or padding (eg carpet).

Biodegradable packaging and packing shall be utilised wherever possible to facilitate disposal of waste materials within the limited waste disposal facilities available on Lihir Island.

3.2	Cardboard Cartons

Cardboard cartons shall be of good quality to withstand transport and handling, with a net content of manageable weight for lifting by hand. All cartons shall be securely taped crossways, top and bottom.

Fragile or sensitive items that cannot be manageably packed or adequately protected in cardboard cartons must be packed in appropriate wooden crates or cases.

3.3	Wooden Crates and Boxes

Wooden crates and boxes shall be good quality pine timber with hardwood bases and steel strengthening bands. Bearing timbers at the base of crates shall be spaced no more than 700mm apart.

Gross Weight	Timber Dimensions / Nominal Steel Strapping Requirements
To 200kg	Minimum 25mm thickness timber throughout, 2 x 25mm steel straps

200-400kg	Minimum 25mm thickness timber throughout, at least 2 x 25mm steel straps (or more if commensurate with weight) to body of crate

400-600kg	100x50mm framing, minimum 25mm thickness timber elsewhere, at least 2 x 25mm steel straps (or more if commensurate with weight) to body of crate, 2 x 25mm steel straps to corners.

Section I — Part B Purchase Order Terms and Conditions	29

LGL EQUIPMENT SUPPLY TENDER
For gross weights greater than 600kg, crates shall be extreme duty wooden pallet crates commensurate with the weight of the contents and the safe handling and protection of the cargo.

3.4	Wooden Cases

Closed wooden cases (as opposed to open crates) shall be used for sea freight of all sensitive equipment. They shall be of strong, solid, close jointed, export quality and designed in accordance with AS2400.7-1990.

Cases shall be constructed from good quality pine timber with hardwood bases. Sheathing boards shall be of a minimum thickness of I9mm. Plywood material must be glued marine grade plywood. All joints and top screw/nail holes shall be sealed with Silicon Sealant

Skid-type bases shall have runners with a minimum cross sectional dimension not less than the following:

Minimum Size of
Mass of Shipment	Timber
(kg)	(mm x mm)
Up to 1,000	50 x 100
1,000-3,000	100x100
3,000-7,500	100x125
7,500-12,500	125x125
>12,500	As required
The contents of each case shall be completely weather and dust-proofed by the use of non-permeable film, of suitable strength such as “Polythene” sheet, tar paper or approved equivalent, to form a sealed moisture barrier.

3.5	Steel Drums

Steel drums shall be of export quality and shall be non-returnable.

3.6	Bundling of Loose Items

Items such as steel pipe, steel sections, and timber shall be segregated by length and size and bundled in packs not exceeding 2,000 kg in weight. Each pack shall be of one product type and shall be strapped with 25mm wide heavy-duty steel strapping spaced at a maximum of 1500mm intervals. A minimum of three lengths of timber with a minimum cross section of 100mm x 50mm shall be incorporated with the bundle to form an integral base and facilitate handling by forklift.

3.7	Internal Packing

All internal packing must be biodegradable (i.e. cardboard or paper rather than polystyrene or bubble wrap) to facilitate disposal on Lihir island. Any non-biodegradable packing may be returned to the Seller, with all associated freight costs back-charged against the Seller’s account.
4. Marking and Tagging of Merchandise
4.1	General

All cases and fabricated pieces shall have the following marking stencilled on with black paint using letters no smaller than five (5) cm high (in case of small electric motors,

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reducers or pumps shipped open on skids, this last requirement may be relaxed):
LIHIR GOLD LTD
MOPU PROJECT
LIHIR ISLAND,
PAPUA NEW GUINEA
PURCHASE ORDER No. :
PACKAGE No. :                      OF
GROSS WEIGHT:                     kg
DIMENSIONS:                     L                     W                     H (cms)
When more than one package is being shipped under the same Purchase Order number, each package shall be separately numbered and show the total number being consigned, e.g. PACKAGE 1 of 5, PACKAGE 2 of 5, etc.

Shipping marks shall be written in capital letters with letter height of not less than 20 mm and shall be applied using either paint or indelible ink. Wherever possible, marks shall be displayed at three different points of each shipping package.

All uncrated items shall be tagged as per the above shipping marks. Tagging shall be done by means of an aluminium label (minimum size 7.5 cm x 5 cm) punched with information and attached with corrosion resistant wire. Plastic waterproof laminated tagging attached with corrosion resistant wire or locked plastic bands will be accepted as an alternative. Note: The use of a “tag” may not be practical for all items, in which case an alternate method of identification is by stencilling or painting (fabricated items) and if this is not practical or good practice (shafts, pulleys, machined parts, etc) then the identification shall be by label with sunlight resistant indelible waterproof black ink letters. The label shall be affixed with heavy-duty adhesive tape.

When Merchandise is being shipped disassembled, all parts must be tagged with EQUIPMENT NUMBER . In addition, each part must be numbered, i.e. Item No. of (total number of parts for that assembly). Each part must be identified with the ITEM NUMBER, which is detailed on the Seller’s Certified Drawing.
5.	Packing & Shipping
5.1	All Suppliers

The Seller must:
•	Place the Merchandise at the disposal of LGL at the time as provided in the Purchase Order, at the point of delivery named or which is usual for the delivery of such merchandise and for their loading on the conveyance to be provided by LGL.

•	Provide suitable packaging of the Merchandise so that all items will arrive at the destination in an undamaged condition. And without restricting the generality of the foregoing, the Seller shall pay particular attention to Merchandise susceptible to damage from moisture when stored for a period of time in a tropical climate. All crates must be skid mounted, and all Merchandise weighing more than five (5) tonnes must have lifting points and the centre of gravity clearly marked.

•	Give LGL reasonable notice as to when the Merchandise will be at its disposal.

•	Markings specified on the Purchase Order shall be stencilled with waterproof ink on at least two sides of the package. The case number shall identify the

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individual package and also indicate total number of packages in the shipment such as package 1 of 7, or 3 of 5, etc.

•	No advertising or mark that indicates contents may appear on the package.
5.2	Overseas Suppliers Only

In addition to the above, the Seller must:
•	Provide suitable packaging for Ocean Freight so that all items will arrive at the destination in an undamaged condition.

•	Render LGL every assistance in obtaining any documents which are issued in the country of delivery and/or origin which LGL may require for the purpose of exportation and/or importation.
6.	Spare Parts

All spare parts, in addition to the requirements for marking and tagging, shall be packed separately and clearly identified as spares.

Spare parts shall be packed in separate boxes/crates or containers and clearly marked with an additional 75 mm white strip painted around the entire circumference of all boxes/crates or containers. Spare parts must not be packed with the original equipment. Failure to comply will result in delays in clearing the shipment ultimately affecting prompt payment of invoice.

7.	Palletising of Goods

Pallets shall be of export quality and non-returnable. Pallet dimensions shall be no greater than 1150mm x 1150mm in plan area, and they shall be of suitable construction to withstand 2000kg horizontal breaking force.

Cardboard cartons packed on pallets must be shrink-wrapped with a 6mm thick sheet of plywood placed on top of the cartons prior to shrink-wrapping.

Tins and plastic pails packed on pallets shall have a 6mm thick sheet of plywood placed between each layer, a 6mm thick top sheet of plywood, and be shrink-wrapped. Palletised packing shall be limited to the following:
For 4 litre tins or pails: no more than 5 layers.

For 10 litre tins or pails: no more than 3 layers.

For 20 litre tins or pails: no more than 3 layers.

For tins or pails of greater than 20 litres capacity: single layer only.
Steel drums packed on pallets are to be strapped together with steel strapping.

8.	Special Requirements For Air freight

Goods identified on the Purchase Order as requiring airfreight shall be packed in heavy-duty export quality ‘triwall’ cardboard cartons with a gross weight that must not exceed 30kg. Wherever possible, the cartons should not be larger than 300mm x 300mm x 300mm, and under no circumstances shall they be larger than 750mm x 750mm x 750mm. If either the weight or size exceeds the above limits, the Seller shall contact LGL for instructions.

In addition to the markings identified in Section 4, the words “AIRFREIGHT ORDER” must be clearly marked in bold print next to the order number.

Airfreight consignments shall meet all other requirements for shipment, packaging and documentation identified elsewhere in this specification.

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9.	Sub-Sellers

Sub-Sellers are required to conform to all requirements and the Purchase Order Number assigned by LGL is the number to be used by sub-suppliers where reference is made to a Purchase Order.

10.	Additional Information

Any assistance or additional information required concerning marking and tagging of equipment may be requested by e-mail: mopu@lglgold.com.

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LGL
Million ounce Plant Upgrade (MOPU)
EQUIPMENT SUPPLY TENDER
Section I Part C
Technical On-site Personnel Terms (Separate Purchase Order)
INDEX

1. Service Order Terms and Conditions	35
2. Site	35
3. Employee Replacement	35
4. Transport	35
5. Accommodation and Messing	35
6. On-Site Facilities	35
7. First Aid	35
8. Reimbursable Sum	36
9. Per Diem Rate (Working Time)	36
10. Daywork Sheets	36
11. Field Breaks	36
12. Back Charges	37

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1.	Service Order Terms and Conditions
1.1	The Seller shall provide technical on-Site personnel (erection supervision, specialists, or start-up personnel including any Sub-Contractors) in accordance with LGL’s Service Order terms and conditions (which are appended hereto) to assist with the installation, inspection, testing, and commissioning of the Merchandise purchased from the Seller under a Merchandise Supply Purchase Order. The following terms and conditions are in addition to those set out in LGL’s Service Order terms and conditions.
2.	Site
2.1	The Site is defined as Lihir Gold Limited’s operation on Lihir Island, New Ireland Province, Papua New Guinea.
3.	Employee Replacement
3.1	Seller must replace at its own expense unsuitable technical on-Site personnel upon reasonable and duly substantiated written request of LGL, including those dismissed from the Site for cause or who terminate before the completion of the assignment without the prior approval of the Seller and LGL.
4.	Transport
4.1	Seller’s technical on-Site personnel must obtain approval from the designated LGL representative, prior to travelling to Site. A travel request form and travel itinerary is required for such approval.
4.2	Seller is responsible for all transportation of technical on-Site personnel to and from their home base to Cairns, Australia. LGL will arrange transportation from Cairns to the Site.
4.3	If Seller’s technical on-Site personnel arrive at the Site during working hours, they are expected to work that day.
5.	Accommodation and Messing
5.1	LGL will supply accommodation and meals free of charge for Seller’s technical on-Site personnel while they are on Site.
6.	On-Site Facilities
6.1	LGL will provide necessary Site facilities including temporary offices, site ablutions, and limited telephone access.
6.2	Seller must provide, at its cost, any necessary tools or special equipment required by the technical on-Site personnel.
7.	First Aid
7.1	A First Aid Centre is located on the Site and will be made available to Seller’s technical on- Site personnel who, while engaged in the execution of the Works, become ill or sustain injury.
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7.2	Should a medical situation require an evacuation from Site, LGL will make the appropriate arrangements for the evacuation on behalf of Seller to Cairns, Australia. The costs of any such evacuation will be the responsibility of Seller.
8.	Reimbursable Sum
8.1	LGL will pay the Seller the Reimbursable Sum detailed in the Purchase Order at the beginning and at the end of the Seller’s on-Site technical personnel assignment at the Site. The Reimbursable Sum includes:
9.	Per Diem Rate (Working Time)
9.1	The quoted Per Diem Rate of hire shall only be applicable to days actually worked on the Site (and pro-rata hours where the technical on-Site personnel are not available for work).

9.2	The daily rate is inclusive of 10 hours per day, 7 days per week including Saturdays, Sundays and Public Holidays. Hours worked in excess of 10 hours per day shall be prorated at the Per Diem Rate. Sick time hours will be the responsibility of Seller.

9.3	The day of arrival and departure are deemed included in the Reimbursable Sum, per above.
10.	Daywork Sheets
10.1	LGL will pay the daily rate for the Seller’s technical on-Site personnel at the daily rates detailed in the Purchase Order for days actually worked at site, or on a pro-rata basis if the on-Site personnel are not available for work for part or all of a day or work more than 10 hours per day at LGL’s request.

10.2	It is the responsibility of Seller’s technical on-Site personnel to obtain an LGL Daywork sheet on arrival at the Site.

10.3	Daywork sheets must be completed by the Seller’s technical on-Site personnel daily for days (or hours) worked in accordance with clause 10.1 and be signed by the designated LGL representative. The original signed Daywork sheets must accompany the Seller’s invoice to enable LGL to make payment.
11.	Field Breaks
11.1	Seller will be expected to rotate technical on-Site personnel on a work roster, if required. The standard LGL roster is 28 days on Site, followed by 14 days field break. No guarantee for duration on Site of technical on-Site personnel is given. Pro-rata entitlements do not apply and work assignments of less than 28 days are not subject to field break provision.

11.2	Field break flights will be provided by LGL in economy/excursion class. No payment will be

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made for travelling time for field breaks.

11.3	If Seller’s technical on-Site personnel who are entitled to field breaks, elect to take their field break in a location other than the point of origin, LGL will reimburse, upon presentation and approval of an expense report supported by original receipts for travel and hotel accommodation, up to the value of an economy/excursion airfare to and from their place of origin.
12.	Back Charges
12.1	Seller must give its technical on-Site personnel the authority to accept backcharges for remedial works carried out to the Merchandise supplied under a separate Merchandise Supply Purchase Order.

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     Appendix A Service Order Terms and Conditions
1. General
1.1. The Contractor shall supply the Services starting on the Commencement Date in accordance with these general conditions and any written or verbal directions given by the Principal from time to time.
1.2. By supplying Services to the Principal in response to a Purchase Order, the Contractor agrees to be bound by these general conditions.
1.3. The Principal shall pay the Contractor the Purchase Order Price for Services delivered by the Contractor in accordance with these general conditions.
2. Contractor’s Obligations
2.1. The Contractor must perform the Services:
(a) using a high degree of skill, care and diligence and in a good workmanlike manner in conformity with industry standards and practices current from time to time;
(b) in accordance with the Principal’s requirements and schedule for completing the Services provided by the Principal;
(c) in compliance with plant operating schedules in order that the Contractor must at all times seek to minimise disruption to the Principal’s operations;
(d) in accordance with all acts, laws, regulations, rules, orders, by-laws, orders, licences, codes, permits and other statutory instruments that apply to the performance of the Services at the Location and with the requirements, instructions or directions of any authorised person exercising a right pursuant to the mining legislation, conditions of the mining tenements or permits applicable at the Location;
(e) in accordance with all relevant guidelines or policies of the Principal as notified from time to time, including those on workplace health and safety, camp rules, environment and community relations, training and localisation and security (copies of which are available upon request;
(f) using suitably qualified, experienced, appropriately licensed and authorised personnel;
(g) in accordance with the Specification; and
(h) by the Due Date.
2.2. If the Principal (or someone authorised on behalf of the Principal) reasonably requests, the Contractor must demonstrate compliance with clause 2.1. This includes providing evidence of measures taken to achieve compliance.
2.3. The Contractor must supply such Documents as are reasonably required by the Principal. The Principal’s review, approval of, or comment on, any part of the Services, including any Documents, does not affect the Contractor’s obligations or absolve the Contractor from its sole responsibility for performance of the Services in accordance with this agreement.
2.4. The Contractor shall be deemed to have examined all information relevant to the risks, contingencies and relevant physical conditions in relation to the Services. The Principal accepts no responsibility for latent conditions.
3. Equipment
3.1. Unless previously agreed in writing with the Principal, the Contractor must supply all equipment necessary to perform the Services. Any vehicles or machinery supplied by the Contractor must be properly registered with the appropriate government authority, roadworthy and regularly inspected for mechanical safety.
3.2. Where the Services involve the supply and installation of equipment, any such equipment becomes the property of the Principal upon the earlier of incorporation into any of the Principal’s existing plant or equipment or payment of the Contractor’s invoice that itemises the equipment in question.
4. Representatives
4.1. Each party shall appoint a representative and may replace the representative by giving written notice to the other party. The parties acknowledge that the representative of each party is authorised to act on that party’s behalf.
5. Defects
5.1. The Contractor shall re-perform at its cost any part of the Services (or re-supply any equipment) that is not in accordance with the requirements of these general conditions or the Specification if directed to do so by the Principal within a period of 6 months following completion of the Services.
6. Variations
6.1. The Principal may at any time, issue a direction to the Contractor which:
(a) increases, decreases or deletes any part of the Services;
(b) changes the character, quality or quantity of any part of the Services; or
(c) requires the Contractor to supply additional Services.
6.2. If the Principal issues a direction under 6.1, the Contractor must carry out the Services as varied by such direction.
6.3. If the Contractor becomes aware that a service is required which is additional to the Services, or that there is a need to vary the Services, the Contractor must immediately notify the Principal in writing giving details of the nature and extent of the variation.
6.4. The Principal and the Contractor must agree in writing the scope and extent of the variation to the Services plus any adjustment to the Purchase Order Price before the Contractor carries out the varied Services.
6.5. if the parties are unable to agree the adjustment to the Purchase Order Price, a variation directed or approved by the Principal must be valued by the Principal’s Representative:
(a) in accordance with the rates in the Service Order Instructions Page to the extent the Principal’s Representative determines it is reasonable to use them; or
(b) if clause 6.5.1 does not apply, using reasonable rates or prices.

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7. Payments
7.1. The Contractor shall render invoices to the Principal’s Representative at regular monthly intervals for work completed from the date of the preceding payment claim (except in respect of the first payment claim which is to be for work completed from the commencement of the Services) and in the manner and format specified by the Principal’s Representative.
7.2. The Principal shall pay:
(a) the Purchase Order Price; and
(b) the Reimbursable Items.
7.3. The Purchase Order Price will be inclusive of all costs associated with the supply of the Services including Taxes (but excluding GST), sick leave, annual leave, superannuation, long service leave, consumables, fuel, tools and all other operating expenses.
7.4. The Principal may deduct from payments to be made to the Contractor any debt or other moneys due from the Contractor to the Principal, or the amount of any claim which the Principal may make against the Contractor.
7.5. The Principal may reject all or any portion of an invoice (provided it acts reasonably) and the Contractor may refer that dispute for resolution under clause 15. While the dispute is being resolved, the Principal is not obliged to pay the disputed amount and the Contractor is not entitled to suspend performance of its obligations under this agreement.
7.6. Subject to clauses 7.4,7.5 and the receipt of a correct tax invoice (including but not limited to showing quantities of Services provided, acceptance of those services by the Principal, correctly calculated prices and accurate payee details), by the end of the month following the month of receipt of an invoice, the Principal shall pay the Contractor, provided that the sum of all invoices is not to exceed the Purchase Order Price. Payment will be made in the currency shown on the Purchase Order.
7.7. Unless the Purchase Order specifically provides otherwise, the Purchase Order Price shall be fixed and not subject to any adjustment for fluctuations in exchange rates or variations in costs (direct or indirect) of labour, materials, equipment or freight.
7.8. Subject to clause 7.9, where the Contractor informs the Principal that payments to be made by the Principal to the Contractor under these general conditions are not liable to taxation in Papua New Guinea and requests that no foreign contractors withholding tax be deducted from payments under this agreement, if the Principal complies with that request, Contractor indemnifies and keeps indemnified the Principal for any costs and any liability to the PNG taxation authorities.
7.9. The Principal is not obliged to comply with a request by the Contractor not to deduct any withholding amounts unless it has been provided with sufficient evidence (in its absolute discretion) that such with hoidings are not in fact required based on written evidence from the PNG government.
8. Regular meetings
8.1. Each week, or as otherwise directed by the Principal’s Representative, the Principal’s Representative and Contractor’s Representative will meet (at a location, time and date to be advised by the Principal’s Representative) to review the progress of the Services.
9. Training and Localisation
9.1. The Principal is committed to a policy which maximises the employment of qualified Papua New Guinea citizens and promotes the transfer of skills through training.
9.2. The Contractor shall comply with the Principal’s training and localisation policy by using local Lihirian labour whenever possible and economically justified.
9.3. The Principal reserves the right to audit and monitor the Contractor at any time for compliance with this clause 9.
10. Intellectual Property
10.1. The Contractor hereby assigns the Intellectual Property Rights conceived or produced by the Contractor during performance of or in relation to the Services to the Principal.
11. Insurance
11.1. The Contractor must maintain the following insurance coverage:
(a) Public Liability Insurance covering all legal liability to pay damages or compensation arising out of any injury to or death of any person or any loss of or damage to any property (including, but not limited to, property of the Principal) for an amount of not less than in respect of any one occurrence and in the aggregate;
(b) Workers’ Compensation Insurance which shall comply with the laws for the time being in force in Papua New Guinea and any other place outside Papua New Guinea where the Contractor forms contracts with its employees, contractors and agents engaged in the provision of the Services. Such insurance shall indemnify and keep indemnified the Principal as principal in respect of any claim made under any relevant workers or accident compensation legislation or at common law in Papua New Guinea and will include where non Papua New Guinea domiciled employees, contractors and agents are engaged in the provision of the Services in Papua New Guinea an additional WETHA Policy Extension;
(c) Insurance which is compulsory under the laws for the time being in force in Papua New Guinea governing the use of motor vehicles; and
(d) Third Party Property Damage insurance covering all mechanicallypropelled vehicles used in connection with the Services with a limit of liability for damage to third parties of not less than in respect of any one accident or series of accidents arising out of one event;
11.2. Insurances must be with a reputable insurer and be acceptable to the Principal (acting reasonably).
11.3. The interests of the Principal must be noted on all policies, where practicable.
11.4. Prior to the commencement of the Services, and at each anniversary of the commencement, the Contractor must provide to the Principal certificates of currency for the insurances listed in clause 11.1.
11.5. All insurances must be maintained in full force and effect for the duration of the provision of the Services and for a 6 month period following completion of the Services.
11.6. The effecting of insurance as required under this clause shall not in any way limit the obligations or responsibilities of the Contractor.
12. Indemnity

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12.1. The Contractor shall indemnify the Principal against any loss or damage and against all claims, demands, proceedings, costs, charges and expenses whatsoever, arising out of:
(a) any claim made by a third party against the Principal or Contractor; and
(b) loss of or damage to any property (including property of the principal) or injury to or death of any person, arising out of or in connection with the Services, except to the extent that such loss or damage was caused or contributed to by the acts or omissions of the Principal.
13. Taxation
13.1. Liability For Tax
13.1.1. The Contractor shall reimburse the Principal for the amount of the Principal’s liability for any Tax (excluding Income Tax) levied in respect of any supply made by the Contractor under these general conditions.
13.1.2. Any consideration to be paid or provided for a supply made under or in connection with these general conditions is expressed inclusive of all Tax, other than value added tax/goods and services tax referred to in clause 13.2 (hereafter referred to as “GST”).
13.1.3. Should the Principal be required to withhold any amounts on account of any Tax (excluding Income Tax), the corresponding withheld amount will be taken as a reduction in the consideration to be paid or provided.
13.2. Value Added Tax/Goods and Services Tax
13.2.1. Words or expressions used in this clause which are defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) (“GST Law”) or the Goods and Services Tax Act 2003 (PNG) (“PNG GST Act”) and related imposition Acts have the same meaning in this clause, as applicable.
13.2.2. “Adjustment Note” means an adjustment note as that term is defined in the GST Law or a credit or debit note as those terms are defined in the PNG GST Act, as applicable;
13.2.3. “Input Tax Credit” means an input tax credit as that term is defined in the GST Law or a credit for input tax as that term is defined in the PNG GST Act, as applicable and a reference to an Input Tax Credit entitlement of a Party includes, as applicable:
(a) an input tax credit for an acquisition made by that Party but to which another member of the same GST Group is entitled; or
(b) a credit for input tax for a supply which is made to that Party but which is deemed by the PNG GST Act to be made to the representative member of a group of companies.
13.2.4. Any consideration to be paid or provided for a supply made under or in connection with these general conditions, unless specifically described as “GST inclusive”, does not include an amount on account of GST (“GST exclusive consideration”).
13.2.5. Any consideration to be paid or provided for a supply made under or in connection with the Agreement will be made on the basis that the supply is Zero-Rated, unless the PNG GST Act requires that the supply be made on a basis taxable at some other rate in which case unless specifically described in the Agreement as “GST inclusive”, does not include an amount on account of GST.
13.2.6. Despite any other provision, if a party (“Supplier”) makes a supply under or in connection with these general conditions on which GST is imposed at any other rate than zero percent (not being a supply the consideration for which is specifically described as “GST inclusive”):
(a) The consideration payable or to be provided for that supply is increased by, and the recipient of the supply (“Recipient”) must also pay to the Supplier, an amount equal to the GST payable by the Supplier on that supply;
(b) The amount by which the GST exclusive consideration is increased must be paid to the Supplier by the Recipient at the same time as the GST exclusive consideration is payable or to be provided; and
(c) Notwithstanding any other provision, the Recipient is not required to pay any amount unless it has received a valid tax invoice (or valid adjustment note) for that taxable supply.
13.2.7. Notwithstanding the above provisions, the Principal is only required to gross up a payment if and to the extent that the Principal is entitled to claim a corresponding credit, refund or rebate in respect of the grossed up amount.
13.2.8. No GST under the PNG GST Act on GST taxed inputs is claimable against the Principal on any Reimbursable Items or otherwise pursuant to any provision of this agreement.
13.3. If a payment to a party under these general conditions is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by that party, then the payment must be reduced by the amount of any input tax credit to which that party is entitled for that loss, cost or expense. That party is assumed to be entitled to a full input tax credit unless it proves, before the date on which the payment must be made, that its entitlement is otherwise.
13.4. If, at any time, an adjustment event arises in respect of any supply made by a party under these general conditions, a corresponding adjustment must be made between the parties. Payments to give effect to the adjustment must be made between the parties and the Supplier must issue a valid adjustment note in relation to the adjustment event.
13.5. This clause does not merge on completion or termination.
14. Termination
14.1. If the Contractor fails to provide any part of the Services in accordance with the requirements of this agreement or in the opinion of the Principal, the Services are of an unsatisfactory quality, then in addition to any other rights and remedies which may be available to the Principal under these general conditions, the Principal may, in its discretion by notice in writing, direct the Contractor to remedy the deficiency and defect. In default of compliance with any notice given, the Principal may remedy the deficiency or defect and recover from the Contractor all costs, loss and damages incurred as a result of the Contractor’s non compliance.
14.2. If at any time:
(a) the Contractor fails to carry out the Services with due diligence and in a competent manner to the reasonable satisfaction of the Principal; or
(b) the Contractor otherwise breaches a term of this agreement; or
(c) the Contractor refuses or fails to carry out any instruction or direction lawfully given by the Principal; or

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(d) the standard of the Contractor’s equipment or materials, or activities of any personnel are considered by the Principal to be detrimental to the performance of the Services, or hazardous to the Contractor’s or Principal’s employees or reputation; or
then the Principal may give the Contractor notice in writing specifying the default and (where the default is capable of being remedied) requiring the Contractor to remedy the same at the Contractor’s expense within a reasonable period of time, being no less than 5 Business Days and no more than 20 Business Days (“a Default Notice”).
14.3. If, following the expiration of the time period to remedy stated in a Default Notice, the Contractor fails to remedy the default, then the Principal (without prejudice to any other rights that it may have under these general conditions or otherwise) may exercise all or any of the following powers:
(a) suspend payment until the default has been remedied;
(b) remedy the deficiency or defect and recover from the Contractor all costs, loss and damages incurred as a result of the Contractor’s non compliance; or
(c) terminate this agreement.
14.4. The provision of the Services may be terminated with immediate effect by written notice if, the Contractor suffers an Insolvency Event or in the opinion of the Principal:
(a) the Contractor fails to comply with any safety obligation which is of a significant nature to justify termination;
(b) the Contractor causes or contributes to serious environmental harm;
(c) the Contractor has failed to comply with any legislative obligation that is fundamental to the performance of the Services; or
(d) the Contractor commits a serious or persistent breach of any of the terms of these general conditions which is incapable of being remedied to the reasonable satisfaction of the Principal.
14.5. Termination for Convenience
14.5.1. The provision of the Services may be terminated upon the Principal giving 21 days written notice to the Contractor that it no longer requires the Contractor’s services.
14.5.2. Upon providing this notice, the Contractor shall be entitled to payment for all Services provided up to and including the date of termination subject to the requirement that Services provided following receipt of a notice in clause 14.5.1 must be approved by the Principal in writing.
14.6. Unless otherwise agreed, the Contractor shall not be entitled to any other compensation for termination in accordance with clause 14.5, including for any loss or profits, loss of opportunity, loss of business or anticipated earnings.
14.7. In the event of termination for any reason, the Contractor shall:
(a) deliver to the Principal all data, specifications, information, drawings, reports, accounts and all other documents and materials prepared by the Contractor or its subcontractors in connection with the Services as at the date of the Principal’s notice and all approvals, consents, authorisations and the like obtained from all relevant authorities;
(b) if required by the Principal, novate to the Principal any subcontracts or other agreements in relation to the Services;
(c) remove any of its materials and other things on or in the vicinity of the Location or the Principal’s premises as directed by the Principal; and
(d) ensure the Location is left in a safe, clean and tidy condition.
15. Dispute Resolution
15.1. Either party may provide written notice to the other of any dispute arising in relation to the Services or these general conditions. This notice must contain particulars of the alleged dispute and be in writing.
15.2. Within 14 days of receiving a notification of dispute under clause 15.1, representatives of the parties shall meet together and use their reasonable endeavours to settle the dispute.
15.3. If after a period of 28 days after the notice under clause 15.1 was delivered, the representatives have been unable to resolve the dispute, the dispute will be referred to a senior manager of each party who shall use their reasonable endeavours to settle the dispute. If the dispute is not resolved by senior managers within 42 days after the notice under clause 15.1 was delivered, then either party may issue proceedings to have the dispute determined.
15.4. Despite the existence of a dispute, the parties must continue to perform their respective obligations under these general conditions.
15.5. No party may commence proceedings in court in relation to a dispute unless:
(a) a notice has been delivered in relation to that dispute under clause 15.1; and
(b) the party commencing proceedings has complied with its obligations under clauses 15.2 and 15.3 (to the extent reasonably possible).
(c) or the only relief sought is urgent injunctive or urgent declaratory relief.
16. Force Majeure
16.1. Where either party’s ability to carry out its obligations under the Purchase Order (not including payment obligations) is prevented, impeded, restricted or delayed by any cause outside its reasonable control, then the party whose ability is so impeded, restricted or affected shall have the right, by giving written notice to the other party, to suspend performance of its obligations until such time that the party giving the notice is able to continue the performance of Its obligations under this agreement.
17. Confidentiality
17.1. The Contractor shall keep secret and confidential and shall not disclose to any third party without the prior consent of the Principal any information, data, specifications, drawings, reports, accounts or other documents and things supplied by the Principal or made available by the Principal or brought into existence by the Contractor in supplying the Services and shall take or cause to be taken, such reasonable precautions as necessary to maintain secrecy and confidentiality and prevent disclosure.
18. No Assignment or Subcontracting

Section I — Part B Purchase Order Terms and Conditions	41

LGL EQUIPMENT SUPPLY TENDER
18.1. The Contractor shall not assign this agreement, in whole or in part, without the prior written consent of the Principal.
18.2. No part of the Services may be subcontracted out without the Principal’s prior written consent.
19. General
19.1. Relationship
Nothing expressed or implied in this agreement and no act by a party may be treated as creating an employer and employee relationship, a partnership, a joint venture, the relationship of principal and agent or a fiduciary relationship between the parties. The Contractor shall not bind or commit or purport to bind or commit the Principal in any way or pledge the credit of the Principal for any purpose.
19.2. Waiver of Rights
Failure by the Principal to insist upon strict performance of any term or condition hereof shall not be deemed to be a waiver of any of the Principal’s rights or remedies hereunder nor of any rights arising out of any subsequent breach by or default of the Contractor.
19.3. Governing Law
The Purchase Order is subject to and to be construed in accordance with the laws for the time being in force in Papua New Guinea. Each party irrevocably submits to the non exclusive jurisdiction of courts exercising jurisdiction in Papua New Guinea and courts of appeal from them in respect of any proceedings arising out of or in connection with this agreement.
19.4. Entire agreement
This agreement states all the express terms of this agreement between the parties in respect of its subject matter. It supersedes all prior discussions and negotiations, in respect of its subject matter.
19.5. Order of Precedence
The documents listed below together form the agreement between the Principal and the Contractor:
(a) the Service Order Instruction Page (if any);
(b) the Purchase Order;
(c) any Specification(s); and
(d) these general conditions. If there is any ambiguity, discrepancy or inconsistency between the documents comprising the agreement, the documents shall rank in the order of precedence listed above.
20. Notices
20.1. Any notice, request or other communication under this Purchase Order (“Notice”) must be in writing and addressed to the other party at the address shown in the Service Order Instructions Page.
20.2. Each Notice may be delivered personally or by facsimile transmission or pre-paid mail and shall be treated as having been duly received:
(a) when delivered (in the case of its being personally delivered);
(b) on the day of the facsimile transmission if a Business Day, otherwise on the next following Business Day (in the case of its being transmitted by facsimile to the facsimile number of the recipient and a correct and complete transmission report for that transmission being received by the sender); and
(c) on the third Business Day after posting (in the case of its being sent by pre-paid mail).
21. Definitions and Interpretation
21.1. In the Purchase Order:
(a) The Principal is Lihir Gold Limited (a company incorporated in PNG, ARBN 069 803 998).
(b) The Contractor is the organisation or person providing the Services;
(c) “Business Day” means a day on which banks are open for business in Port Moresby excluding a Saturday, Sunday or public holiday in that city;
(d) “Claim” means any claim, action, suit, demand, proceeding, notice, litigation, investigation or judgement whether based in contract, tort, under statute or otherwise;
(e) “Commencement Date” means the date for commencement of the Services as specified in the Purchase Order;
(f) “Due Date” means the date for completion of the Services specified in a Purchase Order;
(g) “Documents” means any document, item or material to be provided by the Contractor including any drawings, manuals and documents required to effect customs clearance and any other documents which the Principal reasonably requires;
(h) “including” (and any variation) is to be read as if followed by “(without limitation)”;
(i) “Income Tax” means any tax of general application imposed on net income;
(j) “Insolvency Event” means, in relation to any party, that any of the following events or circumstances have occurred:
(i) the affected party becomes insolvent or bankrupt or is unable to pay its debts when they fall due or commits an act of bankruptcy or is declared insolvent; or
(ii) proceedings are commenced to appoint a liquidator or provisional liquidator to the affected party (not being for the purposes of amalgamation or reconstruction of the affected party); or
(iii) the affected party is placed under official management or administration; or
(iv) any trustee, receiver or receiver and manager is appointed in respect of any material part of the affected party’s assets; or
(v) anything analogous, or having substantially similar effect, to the occurrence of these events in relation to the affected party;
(k) “Intellectual Property Right” means any intellectual and industrial property rights, including trade marks, copyright (including future copyright), inventions, patents, designs, circuits and other eligible layouts, database rights, and other intellectual property rights, including any application or right to apply for registration of any of these rights;

Section I — Part B Purchase Order Terms and Conditions	42

LGL EQUIPMENT SUPPLY TENDER
(l) “Location” is the location specified in the Purchase Order or such other sites as directed by the Principal;
(m) “Purchase Order” means the purchase order issued by the Principal for the supply of the Services at the Location for the Purchase Order Price;
(n) “Purchase Order Price” means the price specified in the Purchase Order or, if no price is specified in the Purchase Order, calculated by reference to the hourly rates specified in the Service Order Instructions Page;
(o) “Reimbursable Items” are those items specified in the Service Order Instructions Page or the Purchase Order as being Reimbursable Items;
(p) “Services” means those Services identified in the Purchase Order, to be provided by the Contractor in accordance with these general conditions;
(q) “Service Order Instructions Page” means the document identified as such which, when completed and signed by the Principal and the Contractor, forms part of this agreement;
(r) “Specification” means any specification provided by or approved by the Principal (including any modifications or variations, provided they are approved by the Principal);
(s) “Tax” means any tax, levy, royalty, rate, duty, fee, impost, customs or other charge imposed by any governmental, semi-governmental, or other body authorised by law whether in the Supplier’s country of origin, Australia, PNG or elsewhere to impose such Tax. Without limiting the generality of the foregoing, Tax includes any withholding tax (including foreign contractor withholding tax), goods and services tax, value added tax, a petroleum resource rent tax or any taxrespecting environmental effects including a carbon tax.
Version 2A as at 15 May 2008

Section I — Part B Purchase Order Terms and Conditions	43

LGL EQUIPMENT SUPPLY TENDER
     Appendix B Service Order Instructions
CONTRACTOR’S NAME: [To be specified](“The Contractor”)

ABN/COMPANY NUMBER: [To be specified]|

ADDRESS: [To be specified]

FACSIMILE: [To be specified]
PRINCIPAL’S NAME: Lihir Gold Limited (“The Principal”)

ABN/COMPANY NUMBER: a company incorporated in Papua New Guinea (ARBN 069 803 998)

ADDRESS: Level 7, Pacific Place Cnr of Champion Parade and Musgrave Street, Port Moresby

FACSIMILE: (+675) 986 4018
SERVICES: As specified in the Purchase Order and any additional instructions or Specifications provided by the Principal to the Contractor.
COMMENCEMENT DATE: The date specified in the Purchase Order or such other date as notified in writing by the Principal.
DUE DATE: The date specified in the Purchase Order or such other date as notified in writing by the Principal.
FEES: The Purchase Order Price is to be as set out in the Purchase Order or, if no price is specified in the Purchase Order, calculated by reference to the hourly rates specified below.
Reimbursable Sum: [To be specified]
Per Diem Rate (Working Time) [To be specified]
Equipment Hire Rates: [To be specified]
Accommodation Required       Yes/No                      Number of Rooms
REIMBURSABLE ITEMS: any reasonable costs properly incurred by the Contractor with the Principal’s prior written consent but excluding additional labour, fuel, tools and other general operating expenses. Items purchased from the Principal’s Lihir Island supply warehouse will be charged to the Contractor at cost plus a admin fee.
Principal’s Representative: [To be specified]

Position Title: [To be specified]
Contractor’s Representative: [To be specified]

Position Title: [To be specified]
Accepted by the Principal:

Name:	Title:

Signature:	Date:

Accepted by the Contractor:

Name:	Title:

Signature:	Date:

Section I — Part C Technical On-Site Personnel Terms	44

LIHIR OPERATIONS — LIHIR ISLAND
STANDARD SPECIFICATION
SITE CONDITIONS AND STANDARDS FOR
SUPPLY OF GOODS AND EQUIPMENT
SECTION II

Approved
Revision	Date	Author	By	Comments

01	06-8-08	AB	AB	Buyer supplied motors added
00	01-5-08	AB	AB	Draft
LGL-000-01-S Equipment Purchase Specification Section II Page 1 of 10

1 SCOPE	3
1.1 General	3
2 SITE CONDITIONS	3
2.1 Location	3
2.2 Climate	3
3 BUYER SUPPLIED MOTORS	3
3.1 Motor Supply	3
3.2 Motor Type	3
3.3 Mounting and Drive	3
3.4 Required Motor Data	4
3.5 Installation	4
4 STANDARDS, CODES AND REGULATIONS	4
4.1 Statutory	4
4.2 Technical Specifications	5
4.3 Drawing Conventions	5
4.3.1 Relevant Specifications	5
4.3.2 Drawing Structure	5
4.3.3 Project Titleblock	5
4.3.4 Electronic Filenames	5
4.3.5 Electronic Formats	6
4.4 Labeling Conventions	6
4.4.1 Relevant Specifications	6
4.4.2 Equipment Numbering	6
4.4.3 Loop Numbering	6
4.4.4 Pipe Labeling	7
4.5 Project Documentation	7
4.6 Correspondence	7
4.6.1 General	7
4.6.2 Formal Transmittal of Information	8
5 APPENDIX A — LIST OF STANDARD SPECIFICATIONS	9
LGL-000-01-S Equipment Purchase Specification Section II Page 2 of 10

1	SCOPE

1.1	General

This document provides information relating to site conditions, climate, and standards that are relevant to the supply of goods and equipment for use on the Lihir site.

2	SITE CONDITIONS

2.1	Location

The Lihir plant is located on Lihir Island which in the New Ireland province of Papua New Guinea and is approximately 3 degrees south of the equator.

2.2	Climate

The Lihir plant site is located in a coastal, tropical environment with temperatures ranging from a minimum of 19.5°C to a maximum of 34.0°C, and annual rainfall ranging from a minimum of 2600mm to a peak of 8400mm over 20 years of record. The plant site and associated infrastructure lie within 80m of sea level.

There is no strong seasonal pattern to the climate, with temperature and monthly rainfall remaining relatively uniform throughout the year. Temperature averages 27.0°C while average annual rainfall is in the order of 3900-4000 mm/year.

Low rainfall conditions appear to be driven by Pacific El Nino events, with the worst periods of drought generally recorded in August-November for site conditions.

3	BUYER SUPPLIED MOTORS

3.1	Motor Supply

When specified in Section III “Detailed Specifications” herein, motors will be supplied by the Buyer.

3.2	Motor Type

Buyer supplied motors will be 415 volt, 3 phase, 50 Hz, 1.0 S.F., TEFC, cast iron Australian metric frame as per Australian Standards 1359 and 1360, standard shaft suitable for belt drive (even for direct drive applications, in order to limit spares), with standard Australian metric frame assignments, for ratings up to 185 kW.

3.3	Mounting and Drive

The Tenderer shall provide all necessary drive and mounting facilities for Buyer supplied motors including: base mounting holes, brackets, bases, sheaves, belts, couplings, guards, and similar to match the nominated motor.

All sheaves shall be of the taperlock type.
LGL-000-01-S Equipment Purchase Specification Section II Page 3 of 10

If standard slide bases are required with Buyer supplied motors, they shall be so specified by the Tenderer.

3.4	Required Motor Data

Tenderers shall provide the following information with their Tenders:-
•	Normal drive brake kW;

•	Maximum drive brake kW (state conditions);

•	Recommended motor, kW;

•	Motor rpm;

•	Frame size;

•	Conduit box location (if non-standard);

•	Drive details (direct coupled, V-belt, mounted horizontally or vertically, etc);

•	Starting torque requirements (if other than standard NEMA Design B);

•	Shaft details if non-standard; and

•	Flange details, if applicable.

•	Mounting Code as per AS 1359.
3.5	Installation

The Tenderer shall include in its Tender the cost of receiving and installing the Buyer supplied motors at its shop or factory. Where the Buyer elects to field install motors, the Tenderer shall do all things necessary (including the drilling of mounting holes) to facilitate such installation with an absolute minimum of field work

4	STANDARDS, CODES AND REGULATIONS

The Tenderer is not required to depart from its standard design or specification, but significant non-fundamental differences between its product and the requirements of the Tender Documents must be explained in its Tender. Where no differences are explained, the Tenderer undertakes to supply equipment and/or materials in accordance with the standards and specifications referenced in the Tender Documents.

4.1	Statutory

Equipment and installation shall conform to the current requirements, rules and regulations of the relevant PNG authorities having jurisdiction over the Project site.

Where conflict arises between specifications and the applicable standards, the standards shall prevail unless this specification requires a higher or more rigorous standard to be applied.

All pertinent standards including those for detail components shall be applicable even if omitted from the specifications or drawings.
LGL-000-01-S Equipment Purchase Specification Section II Page 4 of 10

4.2	Technical Specifications

All design and construction shall comply with the relevant standard specifications listed in Appendix A — List of Standard Specifications.

4.3	Drawing Conventions

4.3.1	Relevant Specifications

To ensure consistency with existing site documentation all project drawings shall comply with the Standard Specification for AutoCAD Drawings (Specification A002). Key requirements are outlined in Sections 4.3.2 to 4.3.5 below.

4.3.2	Drawing Structure

All drawings shall be generated using the LGL standard drawing sheet and drawing attributes provided. These attributes must not be altered without the prior written approval of LGL, although Vendors / Consultants may add their own drawing number in a separate title block. Except as otherwise indicated by Specification A002 (for Electrical drawings), project drawing numbers shall be of the form ‘AAAA-B-CCCC where AAAA is a three or four digit facility number defining the appropriate element of the process plant, B is a single character discipline code identifying the engineering discipline associated with the drawing, and CCCC is a four digit, sequential sheet number by facility and discipline.

The relevant discipline codes for the MOPU project are identified in Specification A002. Sheet numbers shall be progressively allocated by the Vendor from a batch of sequential numbers issued by LGL. Unless otherwise advised, all sheet numbers for the MOPU project shall be 4 digits long and commence with the number ‘2’.

4.3.3	Project Titleblock

Each drawing title shall comprise 3 to 4 lines as follows:
•	Line 1 (Folio Title): “LGL Process Plant — Lihir Island” or “LGL Geothermal Power Supply — Lihir Island” as appropriate.

•	Line 2 (Facility Name): Relevant facility name as defined by Appendix A.

•	Lines 3/4 (Drawing Description): Relevant drawing description to clearly describe drawing content and distinguish each drawing from other drawings in the project set.
Until such time as a drawing is revised to ‘As Constructed’ the Project ID Code (MOPU) shall be included in the drawing number box on the titleblock as a ‘work-in-progress’ flag. This flag shall be removed from each and every drawing upon completion of ‘As Constructed’ revisions.

4.3.4	Electronic Filenames

Electronic drawing filenames shall be of the form ‘MOPU-AAAABCCCC_D.dwg’ where ‘AAAABCCCC’ represents a contraction of the drawing number defined by Section 4.3.2 and ‘D’ represents the current drawing revision number, as per the following:
LGL-000-01-S Equipment Purchase Specification Section II Page 5 of 10

Drawing Number	Electronic Filename

1341-C-2046 Rev 2	MOPU-1341c2046_2.dwg
As in Section 4.3.3 the Project ID Code (‘MOPU-’) shall be removed from each and every filename upon completion of ‘As Constructed’ revisions.

4.3.5	Electronic Formats

All AutoCAD drawing files shall be formatted for full compatibility with AutoCAD Lite 2004 and AutoCAD 200.

Issue of drawings for review or comment shall be done as pdf documents formatted to A3 size to facilitate ready distribution and printing. Drawings supplied in pdf format shall be fully compatible with Adobe Reader 8.0 and Adobe Acrobat Professional 6.0.

Transmittal of AutoCAD drawing files shall be complete with all XRef files referenced by the drawings, included with the drawing or the drawing package. All plot style tables & pen assignments utilised by the Consultant, shall be supplied with the transmittal, so that correct printing of the AutoCAD files can be undertaken by LGL.

4.4	Labeling Conventions

4.4.1	Relevant Specifications

Equipment, cabling and piping shall be labeled in accordance with the Standard Specification for Vendor Documentation (Specification A003), Standard Specification for Piping Information (Specification A005) and Standard Specification for Process Instrument Loop Numbering (Specification A007). Key requirements are outlined in Sections 4.4.2 to 4.4.4 below.

4.4.2	Equipment Numbering

Each new item of equipment shall be identified by a unique ID number of the form AABBBB where ‘AA’ is a two character equipment code and ‘BBBB’ is a four digit numeric counter commencing with the number ‘2’ or ‘3’ to identify the MOPU project. Each equipment sub-assembly with a separate electrical drive shall be allocated its own unique equipment number of the form AABBBBC where ‘AABBBB’ is the equipment number identified for the unit as a whole, and ‘C’ is a sequential, alphabetic suffix to identify individual sub-assembly elements.

The principal equipment numbers for the project are identified in the Project Equipment List. Any additional equipment numbers shall be allocated by the Vendor / Consultant from a batch of counter numbers provided by LGL. The allocation of numbers shall be carried out in such a way that equipment items grouped together physically in the final plant and/or grouped together on the P&ID drawings, shall have similar or closely sequenced numbers.

4.4.3	Loop Numbering

Instrumentation shall be identified in accordance with the conventions shown on standard Drawing 130-FP-002. Loop numbers shall be of the form AABBBB where AA is the instrument code as per Drawing 130-FP-002 and
LGL-000-01-S Equipment Purchase Specification Section II Page 6 of 10

BBBB is a 4 digit sequential counter that is unique compared to both other loop numbers and equipment numbers.
An initial loop number database for the project is identified in the Loop Number Register. Any additional loop numbering shall be labeled by the Vendor / Consultant from a batch of sequential counter numbers provided by LGL. Loop numbering shall be carried out in such a way that instrument items grouped together physically in the final plant and/or grouped together on the P&ID drawings, shall have closely sequenced numbers.
4.4.4	Pipe Labeling

All new pipes and pipe branches shall be identified by an ID label of the form AAA-BB-CCCC-DDDD-EE where AAA is the nominal pipe diameter in mm, BB is a code describing the fluid carried by the pipe, CCCC is the four digit facility number, DDDD is a unique 4 digit sequential counter, and EE is a code representing the pipe material specification. Relevant fluid description and pipe specification codes are identified in Specification A005.

The principal piping elements for the project are identified in the Project Line List. Any additional pipes shall be labelled by the Vendor / Consultant from a batch of sequential counter numbers provided by LGL. The allocation of counter numbers shall be carried out in such a way that pipes grouped together physically in the final plant and/or grouped together on the P&ID drawings, shall have similar or closely sequenced numbers.

4.5	Project Documentation

All project documentation including reports, datasheets, databases, drawing lists, purchase information, IOM documentation, etc shall comply with the Project Instructions, Standard Specification for Vendor Documentation (Specification A003) and Standard Specification for Piping Information (Specification A005).

In particular:
•	Information shall be collated in the identified formats to facilitate ready incorporation into other project databases.

•	Each document shall be cross referenced against all relevant equipment items to enable database searching by equipment number.

•	All pdf documents of greater than 10 pages length shall include interactive bookmarks to allow ready navigation to each item in the document table of contents.
4.6	Correspondence

4.6.1	General

For ease and currency of communication, project correspondence will be handled by email wherever possible. Without exception, every email shall be structured as follows:
•	The email shall be addressed to both the project email address (‘MOPU@lglgold.com’) and the intended recipient of the email.
LGL-000-01-S Equipment Purchase Specification Section II Page 7 of 10

•	The caption in the email subject line shall be of the form AAAA-BBBB-C- DDD-EEEE, where AAAA is the Project ID Code, BBBB is the relevant four character work package number (eg Contract Number or Purchase Order number), C is single character code identifying the email originator (as identified below), DDD is a sequential correspondence counter for the particular Contract, and EEEE is a descriptive title (of as many characters as required) to clearly identify and distinguish the email subject.
Emails from LGL shall have the originator code “L”, emails from the Design Coordinator shall have the originator code “D” and emails from all other Consultants, Contractors or Vendors shall have the originator code “C”. Each organisation assigned to the project shall maintain their own separate correspondence counter.

4.6.2	Formal Transmittal of Information

Consultants / Vendors shall ensure that all formal transmittal of drawings and documentation to LGL, whether by email, disk or hardcopy, is accompanied by an electronic transmittal form in Microsoft EXCEL that identifies the following:
•	A sequential transmittal number.

•	The electronic filename and a description of each drawing / document being transmitted. Suitable descriptions would include the last two lines of a drawing titleblock or a brief summation of document purpose or content.
Any covering email shall also include the word Transmittal’ in the descriptive title component of the subject line.

The purpose of these requirements is to enable ready collation of information from varied sources into a comprehensive project database. Transfers of drawings and documentation which do not meet these criteria will be treated as issue for information purposes only and the relevant drawings / documents will not be registered in the project database.

In the absence of any other agreed format for the transmittal form, the Standard LGL Transmittal (Specification A008) shall be utilised.
LGL-000-01-S Equipment Purchase Specification Section II Page 8 of 10

5 APPENDIX A — LIST OF STANDARD SPECIFICATIONS
Administrative Specifications

Spec. Number	Title
A001	Project Instructions
A002	Specification for AutoCAD Drawings
A003	Specification for Vendor Documentation
A004	Register Project Information
A005	Specification for Piping Information
A006	Standard Format for Piping Information
A007	Specification for Loop Numbering
A008	Standard Transmittal Form
Technical Specifications — Design

Spec. Number	Title
E100	General Electrical Specification
E101	DCS and Control System Specificatio
D002	Civil & Structural Design Criteria
D003	Mechanical Design Criteria
D004	Piping Design Criteria
Technical Specifications — Construction
General

Spec. Number	Title
G001	Specification for Packaging and Shipping
Electrical

Spec. Number	Title
E001	Specification for Low Voltage Motor Control Centres
E002	Specification for HV Switchgear
Eoo3	Specification for Transportable Switchrooms
E004	Specification for Transformers
E005	Specification for Motors
E006	Instruments and Field Devices
E007	LV Cable
E008	HV Cable
E009	Variable Speed Drives and Soft Starters
Civil and Structural

Spec. Number	Title
S001	Specification for Bulk Earthworks
S002	Specification for Piling
S003	Specification for General Civil Works
S004	Specification for Concrete
LGL-000-01-S Equipment Purchase Specification Section II Page 9 of 10

Civil and Structural (Contd)

Spec. Number	Title	;
S005	Specification for Concrete Masonry
S006	Specification for Structural Steelwork
S007	Specification for Cladding
Mechanical and Piping

Spec. Number	Title
M001	Specification for Agitators
M002	Specification for Cranes, Monorails and Hoists
M003	Specification for Compressed Air Services
M004	Specification for Conveyor Equipment
M005	Specification for Fans and Blowers
M006	Specification for Instrumentation
M007	Specification for Piping
M008	Specification for Protective Coatings
M009	Specification for Pumps
M010	Specification for Signage
M011	Specification for Specialty Piping Items
M012	Specification for Tanks
M013	Specification for Valving
M100	Specification for Installation of Mechanical Plant
LGL-000-01-S Equipment Purchase Specification Section II Page 10 of 10

MILLION OUNCE PLANT UPGRADE PROJECT
LOW VOLTAGE MCCS AND SWITCHROOMS
MOPU-1101
SECTION III — DETAILED SPECIFICATION

Approved
Revision	Date	Author	By	Comments

00	04-11-08	CJH		Issued for Tender
A	03-09-08	CJH		Issued for Client Review

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 2
INDEX

1 SCOPE	3

2 ITEMS NOT INCLUDED	3

3 CODES AND STANDARDS	3

4 OPERATION AND DUTY	4

5 DESIGN DATA	4

6 INFORMATION TO BE PROVIDED BY TENDERER	4

7 INFORMATION TO BE PROVIDED BY SUCCESSFUL TENDERER	5

8 TESTING	7

9 SPARE PARTS	7

10 SPECIAL TOOLS	7

11 SHIPPING	7

12 DRAWINGS	8

13 SCOPE OF SUPPLY	19

14 REQUIRED DELIVERY DATES	26

15 PREFERRED EQUIPMENT SUPPLIERS	27

16 EQUIPMENT SUPPLIERS CONTACT DETAILS	29

17 BATTERY LIMITS	30

18 APPENDIX A — TECHNICAL DATASHEETS	31

19 APPENDIX B — DRAWINGS	32

20 APPENDIX C — SPECIFICATIONS	33

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 3
1	SCOPE
This specification covers the provision of all labour, materials, equipment and services for the design, fabrication, supply, testing, delivery and guarantee of Low Voltage MCCs, Switchrooms and associated equipment for the Lihir Gold MOPU Project.
It is not intended that manufacturers depart from their standard design. However, any deviations from these specifications shall be listed and explained in the Bidder’s proposal. The lack of such a listing shall indicate that no such deviations exist.
The successful Tenderer will also be required to install Owner’s equipment into the switchrooms, including HV switchboards, DCS panels, etc. These items will be free-issued to the successful Tenderer. The Owner will arrange delivery of these items by truck to the Tenderer’s premises. The Tenderer will be responsible for unloading the equipment.
The successful Tenderer will also be required to arrange delivery and unloading of low voltage Variable Speed Drives and Soft Starters as required from the Owner’s preferred supplier and to install the drives into MCC’s and switchrooms to meet the schedule.
2	ITEMS NOT INCLUDED
➢    Shipping and delivery to site.
➢    Offloading at nominated site.
➢    Installation labour at nominated site.
➢    Concrete foundations.
➢    External cabling outside battery limits.
➢    Hold-down or mounting bolts, nuts and washers at concrete foundations / structural steel.
➢    Supply of low voltage Soft Starters and associated equipment to be installed within MCCs.
➢    Supply of low voltage VSDs, filters, reactors and remote keypads to be installed within MCCs.
➢    Supply of low voltage VSDs in enclosures to be installed within switchrooms.
➢    Supply of DCS Panels.
➢    Supply of preformed cables for connection between pairs of DCS Panels.
➢    Supply of HV Switchboards.
➢    Supply of Remote Switching Panels.
➢    Supply of CO2 Fire Extinguishers.
3	CODES AND STANDARDS
Lihir Standard Specification (Appendix C) — E001 — Low Voltage Motor Control Centres.
Lihir Standard Specification (Appendix C) — E003 — Transportable Switchrooms.
Lihir Standard Specification (Appendix C) — E009 — Variable Speed Drives & Soft Starters.
All applicable Codes and Standards, and in particular: -

AS 1170 / PNGS	Minimum design loads on structures

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 4

1001

AS 1319	Rules for the Design and Use of Safety Signs for the Occupational Environment

AS 1680	Interior lighting — General principles and recommendations

AS 1930	Circuit Breakers up to 1000 V

AS 2179	Metal rainwater goods — specification

AS 2293	Emergency evacuation and lighting in buildings

AS 2768	Electrical insulating materials — Evaluation and classification based on thermal endurance

AS 2904	Damp-proof courses and flashings

AS/NZS 3000	SAA Wiring Rules

AS 3116	Approval and test specification — Electric cables - Elastomer insulated — For working voltages up to and including 0.6/1 kV

AS 3439.1 2002	Low-voltage switchgear and control gear assemblies - Type-tested and partially type-tested assemblies

AS 3500	Plumbing and Drainage Code

AS 3947	Low Voltage Switchgear and Control gear

AS 4100 / PNGS 1003	Steel Structures

AS 4600	Cold Formed Steel Structures

AS/NZS 5000.1	Electric cables — Polymeric insulated — For working voltages up to and including 0.6/1 kV

AS 60038	Standard voltages

AS 60044.1	Instrument Transformers — Current Transformers

AS 60044.2	Voltage Transformers for Measurement and Protection

AS 60529	Degrees of protection provided by enclosures (IP Code)

AS 60947.8	Low-voltage switchgear and controlgear — Control units for built-in thermal protection (PTC) for rotating electrical machines

AS 61000	EMC Compatability
4	OPERATION AND DUTY
All MCCs shall be designed for continuous duty on an 415V, ±10% 50 Hz, 63kA fault capacity busbars fed from the Owner’s transformers.
5	DESIGN DATA
As per the Data Sheet in Appendix A.
6	INFORMATION TO BE PROVIDED BY TENDERER
Refer to Section I of these documents. In addition to the requirements of Section I, the Tenderer shall provide the following information with his proposal:
➢	A price for all the materials, equipment and services included in this Specification.

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➢	Where Tenderers have tendered based on currency exchange rate variations, the exact rates upon which the proposal is based, the basis for claiming a variation from the quoted rates, and the exact amounts in each currency which are affected by such a variation must be given.

➢	Completed Data Sheets as shown in Appendix A.

➢	Dimensioned arrangement drawings for the MCC’s and switchrooms.

➢	Descriptive literature of all components.

➢	List of routine tests to be carried out on all equipment.

➢	A design, manufacture and delivery schedule ex-works showing the shortest possible times obtainable after receipt of order.
7	INFORMATION TO BE PROVIDED BY SUCCESSFUL TENDERER
Within one week from date of acceptance of purchase order, the supplier shall prepare and submit a complete list of drawings and documents that he will be providing.
All drawings and manuals shall be submitted for the Owner’s review as detailed in Section I Appendix B. The Tenderer shall have responsibility for the detailed design and correctness of all designs and drawings, material lists, schedules, engineering and other like things. The Owner reserves the right to also review all such things, prior to manufacture and assemble, but his review does not limit the Tenderers overall responsibility for the complete design and manufacture of the entire system. Following written approval by the Owner, drawings and manuals shall be submitted as final certified documents, suitable for equipment assembly on site, commissioning and operation.
The following drawings and information shall be submitted for approval:
➢	MCC General Arrangement drawings

➢	MCC Plan and Cable Gland Plate Layout drawings

➢	MCC Cell Door and Internal Layout drawings

➢	MCC Labeling drawings

➢	MCC Bill of Materials for each cell

➢	Switchroom General Arrangement drawings

➢	Switchroom Equipment Layout & Dimensions drawings

➢	Switchroom Structural Layout drawings (Base Frame / Walls / Roof)

➢	Switchroom Stairs and Landing Layout & Details drawings

➢	Switchroom Support Columns & Bracing drawings

➢	Switchroom Cable Ladder drawings

➢	Switchroom Cable Glanding Boxes drawings

➢	Switchroom Hold-down Bolt Arrangement & Details drawings

➢	Switchroom Elevation Sections drawings

➢	Switchroom Electrical Light & Power Layout drawings

➢	Switchroom Fire Services drawings

➢	Switchroom Lifting Instructions drawings

➢	Local Control Station drawings

➢	Battery Charger drawings

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➢	Uninterruptible Power Supply drawings

➢	Distribution Board drawings
     If as a result of heat loading calculations ducted air-conditioning is required, the following drawings shall be provided:
➢	Ducted Air-Conditioning System Layout drawings

➢	Concrete Foundation Layout drawings

➢	Switchroom Internal Duct Arrangement drawings
In addition to the supply and installation of the equipment, the supplier shall provide the following design services:
➢	program the Motor Protection Relays with the required control functionality following consultation with the purchaser

➢	test all the MCCs for their functionality, including testing of incomer circuit breakers for correct protection function operation (protection settings will be provided by the Owner)

➢	test all battery chargers for their functionality

➢	test all UPS’s for their functionality

➢	provide a copy of the programming software for the MPRs which will enable the purchaser to update the settings and download into the protection relay

➢	provide heat loading calculations on the equipment within the scope of supply

➢	provide air conditioning calculations for each switchroom

➢	provide certified calculations for switchroom structures for site seismic conditions
Note that documentation provided by the Successful Tenderer shall apply specifically to the MOPU project. Standard generalized documentation is acceptable only if it accurately depicts the MOPU installation. Where modifications to standard equipment are made, documentation shall be clearly, legibly and permanently modified to show the changes or new documents shall be produced.
Commencing two weeks after date of issue of each purchase order, and continuing thereafter at fortnightly intervals, until all equipment has been shipped (including short-shipped items, if any), the Vendor shall submit a detailed procurement, manufacturing, assembly and testing schedule and progress report to the Owner.
The Successful Bidder shall submit two preliminary copies of his operating and maintenance instruction manual for approval eight weeks after date of acceptance of tender. This issue of preliminary manuals is not required to include test results or final certified drawings, instruction manuals shall be presented in sets, logically broken down (where appropriate) into separate binders for different equipment.
All manuals shall be provided with detailed indices to facilitate locating information. Manuals shall contain additional copies (reduced sizes as appropriate) of all final certified drawings including schematics and wiring diagrams.
Statutory and other approvals, licenses and certifications are to be provided.

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All items of equipment supplied under this specification shall be identified with the switchboard number, the purchase order number and the item number.
All documentation shall be in the English language.
8	TESTING
Standard commercial production tests including mechanical and electrical operation tests shall be performed on all equipment supplied under the Specification.
Complete operational tests shall be carried out including the following free issued equipment:
➢	Supplier to install, wire and test as far as possible free issued HV Switchboards and remote switching panels within the switchrooms

➢	Supplier to install and wire free issued IP20 VSDs (up to and including 22kW), soft starters and associated equipment within the MCC

➢	Supplier to install, wire and test as far as possible free issued IP54 VSD cabinets (rated 30kW and above) within the switchrooms
Bidder shall provide complete details of their routine tests.
9	SPARE PARTS
Tenderers are to submit a priced spare parts list, including consumable spares, commissioning spares and insurance spares.
10	SPECIAL TOOLS
Tenderers are to submit a priced list for special tools required for installation and maintenance of the equipment supplied.
Supplier shall provide all lifting lugs, transportation cradles, lifting spiders / frames / beams and spreaders for the loading and unloading of the equipment onto and off transport and for installation.
All miscellaneous material and minor components such as, fasteners, washers, packing, touch up paint, connectors, covers, supports etc., necessary for the site assembly and installation of the equipment are to be supplied.
11	SHIPPING
Suitable packing and temporary support for transport is to be included in price. In addition, taking delivery, unpacking and installation into the switchrooms of free issue items shall be accounted for.

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LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 8
12	DRAWINGS
The list of drawings attached to the tender (Appendix B) is detailed below.

Drawing Number	Revision	Description
MOPU-0000-E80-0005	B	Standard Drawing
415V AC DOL Starter
0.37kW to 30kW
Schematic and Termination Diagram

MOPU-0000-E80-0006	B	Standard Drawing
415V AC DOL Starter — Reversing
0.37kW to 30kW
Schematic and Termination Diagram

MOPU-0000-E80-0007	B	Standard Drawing
415V AC VSD Starter
0.37kW to 22kW
Schematic and Termination Diagram

MOPU-0000-E80-0008	B	Standard Drawing
415V AC DOL Starter
37kW to 45kW
Schematic and Termination Diagram

MOPU-0000-E80-0009	B	Standard Drawing
415V AC DOL Starter — Reversing
37kW to 45kW
Schematic and Termination Diagram

MOPU-0000-E80-0010	B	Standard Drawing
415V AC VSD Starter
30kW to 45kW
Schematic Diagram

MOPU-0000-E80-0011	B	Standard Drawing
415V AC VSD Starter
30kW to 45kW
Termination Diagram

MOPU-0000-E80-0012	B	Standard Drawing
415V AC DOL Starter
55kW to 110kW
Schematic and Termination Diagram

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Drawing Number	Revision	Description
MOPU-0000-E80-0013	B	Standard Drawing
415V AC DOL Starter- Reversing
55kW to 110kW
Schematic and Termination Diagram

MOPU-0000-E80-0014	B	Standard Drawing
415V AC VSD Starter
55kW to 110kW
Schematic Diagram

MOPU-0000-E80-0015	B	Standard Drawing
415V AC VSD Starter
55kW to 110kW
Termination Diagram

MOPU-0000-E80-0016	B	Standard Drawing
415V AC DOL Starter
132kW to 150kW
Schematic Diagram

MOPU-0000-E80-0017	B	Standard Drawing
415V AC DOL Starter
132kW to 150kW
Termination Diagram

MOPU-0000-E80-0018	B	Standard Drawing
415V AC DOL Starter — Reversing
132kW to 150kW
Schematic Diagram

MOPU-0000-E80-0019	B	Standard Drawing
415V AC DOL Starter — Reversing
132kW to 150kW
Termination Diagram

MOPU-0000-E80-0020	B	Standard Drawing
415V AC VSD Starter
132kW to 150kW
Schematic Diagram

MOPU-0000-E80-0021	B	Standard Drawing
415V AC VSD Starter
132kW to 150kW
Termination Diagram

MOPU-0000-E80-0022	B	Standard Drawing
415V AC DOL Starter

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Drawing Number	Revision	Description
185kW to 630kW
Schematic Diagram

MOPU-0000-E80-0023	B	Standard Drawing
415V AC DOL Starter
185kW to 630kW
Termination Diagram

MOPU-0000-E80-0024	B	Standard Drawing
415V AC DOL Starter — Reversing
185kW to 630kW
Schematic Diagram

MOPU-0000-E80-0025	B	Standard Drawing
415V AC DOL Starter — Reversing
185kW to 630kW
Termination Diagram

MOPU-0000-E80-0026	B	Standard Drawing
415V AC VSD Starter
185kW to 630kW
Schematic Diagram

MOPU-0000-E80-0027	B	Standard Drawing
415V AC VSD Starter
185kW to 630kW
Termination Diagram

MOPU-0000-E80-0028	B	Standard Drawing
415V AC Incomer
Schematic and Termination Diagram

MOPU-0000-E80-0029	B	Standard Drawing
415V AC Feeder
Schematic and Termination Diagram

MOPU-0000-E80-0030	B	Standard Drawing
415V AC Feeder/Contactor
Schematic and Termination Diagram

MOPU-0000-E80-0031	B	Standard Drawing
415V AC DOL Starter — Sump Pump
0.37kW to 30kW
Schematic and Termination Diagram

MOPU-0000-E80-0032	B	Standard Drawing
415V AC DOL Starter — Conveyor
0.37kW to 30kW

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Drawing Number	Revision	Description
Schematic and Termination Diagram

MOPU-0000-E80-0033	B	Standard Drawing
415V AC DOL Starter — Conveyor
37kW to 45kW
Schematic and Termination Diagram

MOPU-0000-E80-0034	B	Standard Drawing
415V AC DOL Starter — Conveyor 55kW to 110kW
Schematic and Termination Diagram

MOPU-0000-E80-0035	B	Standard Drawing
415V AC DOL Starter — Conveyor
132kW to 150kW
Schematic Diagram

MOPU-0000-E80-0036	B	Standard Drawing
415V AC DOL Starter — Conveyor
132kW to 150kW
Termination Diagram

MOPU-0000-E80-0037	B	Standard Drawing
415V AC DOL Starter — Conveyor
185kW to 630kW
Schematic Diagram

MOPU-0000-E80-0038	B	Standard Drawing
415V AC DOL Starter — Conveyor
185kW to 630kW
Termination Diagram

MOPU-0000-E80-0039	B	Standard Drawing
415V AC MCC
24V DC, 48V DC and 110V AC Power Supplies
Schematic Diagram

MOPU-0000-E80-0040	B	Standard Drawing
415V AC MCC
24V DC, 48V DC and 110V AC Power Supplies
Termination Diagram

MOPU-0000-E80-0041	B	Standard Drawing
415V AC Soft Starter
185kW to 630kW
Schematic Diagram

MOPU-0000-E80-0042	B	Standard Drawing

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Drawing Number	Revision	Description
415V AC Soft Starter
185kW to 630kW
Termination Diagram

MOPU-0000-E80-0080	A	Standard Drawing
240V AC UPS
Distribution Board
Single Line Diagram

MOPU-0000-E80-0081	A	Standard Drawing
415V AC Light and Small Power
Distribution Board
Single Line Diagram (Sheet 1)

MOPU-0000-E80-0082	A	Standard Drawing
415V AC Light and Small Power
Distribution Board
Single Line Diagram (Sheet 2)

MOPU-0000-E80-0100	A	Standard Drawing
Electrical Installation Details Local Control Stations — 0.37kW to 55kW
General Arrangement

MOPU-0000-E80-0101	A	Standard Drawing
Electrical Installation Details
Local Control Stations — 75kW to 185kW
General Arrangement

MOPU-0000-E80-0800	A	Standard Drawing
Electrical Installation Details
MCC Cable Glanding Box
General Arrangement

MOPU-1314-E22-MC2001A-01	A	Processing Plant
Primary Crushing
415V AC MCC 1314-MC2001A
Single Line Diagram (Sheet 1)

MOPU-1314-E22-MC2001A-02	A	Processing Plant
Primary Crushing
415V AC MCC 1314-MC2001A
Single Line Diagram (Sheet 2)

MOPU-1314-E22-MC2001B-01	A	Processing Plant
Primary Crushing
415V AC MCC 1314-MC2001B

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Drawing Number	Revision	Description
Single Line Diagram (Sheet 1)

MOPU-1314-E22-MC2001B-02	A	Processing Plant
Primary Crushing
415V AC MCC 1314-MC2001B
Single Line Diagram (Sheet 2)

MOPU-1315-E22-MC2051-01	A	Processing Plant
Primary Conveying
415V AC MCC 1315-MC2051
Single Line Diagram

MOPU-1316-E22-MC2101-01	A	Processing Plant
Ore Stockpile
415V AC MCC 1316-MC2101
Single Line Diagram (Sheet 1)

MOPU-1316-E22-MC2101-02	A	Processing Plant
Ore Stockpile
415V AC MCC 1316-MC2101
Single Line Diagram (Sheet 2)

MOPU-1316-E22-MC2101-03	A	Processing Plant
Ore Stockpile
415V AC MCC 1316-MC2101
Single Line Diagram (Sheet 3)

MOPU-1316-E22-MC2101-04	A	Processing Plant
Ore Stockpile
415V AC MCC 1316-MC2101
Single Line Diagram (Sheet 4)

MOPU-1326-E22-MC2201A-01	A	Processing Plant
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201A
Single Line Diagram (Sheet 1)

MOPU-1326-E22-MC2201A-02	A	Processing Plant
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201A
Single Line Diagram (Sheet 2)

MOPU-1326-E22-MC2201A-03	A	Processing Plant
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201A
Single Line Diagram (Sheet 3)

MOPU-1326-E22-MC2201B-01	A	Processing Plant

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Drawing Number	Revision	Description
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201B
Single Line Diagram (Sheet 1)

MOPU-1326-E22-MC2201B-02	A	Processing Plant
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201B
Single Line Diagram (Sheet 2)

MOPU-1326-E22-MC2201B-03	A	Processing Plant
Grinding & Classification — High Grade Ore
415V AC MCC 1326-MC2201A
Single Line Diagram (Sheet 3)

MOPU-1341-E22-MC2741-01	A	Processing Plant
Grinding Thickener
415V AC MCC 1341-MC2741
Single Line Diagram (Sheet 1)

MOPU-1341-E22-MC2741-02	A	Processing Plant
Grinding Thickener
415V AC MCC 1341-MC2741
Single Line Diagram (Sheet 2)

MOPU-1343-E22-MC2401A-01	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401A
Single Line Diagram (Sheet 1)

MOPU-1343-E22-MC2401A-02	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401A
Single Line Diagram (Sheet 2)

MOPU-1343-E22-MC2401B-01	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401B
Single Line Diagram (Sheet 1)

MOPU-1343-E22-MC2401B-02	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401B
Single Line Diagram (Sheet 2)

MOPU-1343-E22-MC2401C-01	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401C

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Drawing Number	Revision	Description
Single Line Diagram (Sheet 1)

MOPU-1343-E22-MC2401C-02	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401C
Single Line Diagram (Sheet 2)

MOPU-1343-E22-MC2401D-01	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401D
Single Line Diagram (Sheet 1)

MOPU-1343-E22-MC2401D-02	A	Processing Plant
Pressure Oxidation
415V AC MCC 1343-MC2401D
Single Line Diagram (Sheet 2)

MOPU-1351-E22-MC2551A-01	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551A
Single Line Diagram (Sheet 1)

MOPU-1351-E22-MC2551A-02	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551A
Single Line Diagram (Sheet 2)

MOPU-1351-E22-MC2551A-03	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551A
Single Line Diagram (Sheet 3)

MOPU-1351-E22-MC2551A-04	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551A
Single Line Diagram (Sheet 4)

MOPU-1351-E22-MC2551B-01	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551B
Single Line Diagram (Sheet 1)

MOPU-1351-E22-MC2551B-02	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551B
Single Line Diagram (Sheet 2)

MOPU-1351-E22-MC2551B-03	A	Processing Plant

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Drawing Number	Revision	Description
Cyanidation & Adsorption
415V AC MCC 1351-MC2551B
Single Line Diagram (Sheet 3)

MOPU-1351-E22-MC2551B-04	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551B
Single Line Diagram (Sheet 4)

MOPU-1351-E22-MC2551B-05	A	Processing Plant
Cyanidation & Adsorption
415V AC MCC 1351-MC2551B
Single Line Diagram (Sheet 5)

MOPU-1560-E22-MC2561-01	A	Processing Plant
New Oxygen Plant
415V AC MCC 1560-MC2561
Single Line Diagram (Sheet 1)

MOPU-1560-E22-MC2561-02	A	Processing Plant
New Oxygen Plant
415V AC MCC 1560-MC2561
Single Line Diagram (Sheet 2)

MOPU-1560-E22-MC2561-03	A	Processing Plant
New Oxygen Plant
415V AC MCC 1560-MC2561
Single Line Diagram (Sheet 3)

MOPU-1560-E22-MC2561-04	A	Processing Plant
New Oxygen Plant
415V AC MCC 1560-MC2561
Single Line Diagram (Sheet 4)

MOPU-1560-E22-MC2561-05	A	Processing Plant
New Oxygen Plant
415V AC MCC 1560-MC2561
Single Line Diagram (Sheet 5)

MOPU-1825-E22-MC2160-01	A	Processing Plant
Wurtol Weir and Pump Station
415V AC MCC 1825-MC2160
Single Line Diagram

MOPU-1830-E22-MC2850-01	A	Processing Plant
Process Sea Water
415V AC MCC 1830-MC2850

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Drawing Number	Revision	Description
Single Line Diagram

MOPU-1780-E22-MC2931-01	A	Electrical Distribution
Power Transmission to Site
415V AC MCC 1780-MC2931
Single Line Diagram (Sheet 1)

MOPU-1780-E22-MC2931-02	A	Electrical Distribution
Power Transmission to Site
415V AC MCC 1780-MC2931
Single Line Diagram (Sheet 2)

MOPU-1780-E22-MC2932-01	A	Electrical Distribution
Power Transmission to Site
415V AC MCC 1780-MC2932
Single Line Diagram (Sheet 1)

MOPU-1780-E22-MC2932-02	A	Electrical Distribution
Power Transmission to Site
415V AC MCC 1780-MC2932
Single Line Diagram (Sheet 2)

MOPU-1314-E56-SS2001-01	B	Processing Plant
Primary Crushing
SS2001 Substation
Equipment Layout

MOPU-1315-E56-SS2051-01	B	Processing Plant
Primary Conveying
SS2251 Substation
Equipment Layout

MOPU-1316-E56-SS2101-01	B	Processing Plant
Ore Stockpile
SS2101 Substation
Equipment Layout

MOPU-1326-E56-SS2200-01	C	Processing Plant
Grinding & Classification — High Grade Ore
SS2200 Substation
Equipment Layout

MOPU-1341-E56-SS2741-01	B	Processing Plant
Grinding Thickener
SS2741 Substation
Equipment Layout

MOPU-1343-E56-SS2400-01	B	Processing Plant

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Drawing Number	Revision	Description
Pressure Oxidation
SS2400 Substation
Equipment Layout

MOPU-1351-E56-SS2551-01	B	Processing Plant
Cyanidation & Adsorption
SS2551 Substation
Equipment Layout

MOPU-1560-E56-SS2560-01	B	Processing Plant
New Oxygen Plant
SS2560 Substation
Equipment Layout

MOPU-1825-E56-SS2160-01	B	Processing Plant
Wurtol Weir and Pump Station
SS2160 Substation
Equipment Layout

MOPU-1830-E56-SS2850-01	B	Processing Plant
Process Seawater
SS2850 Substation
Equipment Layout

MOPU-1780-E56-SS2931-01	B	Electrical Distribution
Power Transmission to Site
SS2931 Substation
Equipment Layout

MOPU-1780-E56-SS2931-02	B	Electrical Distribution
Power Transmission to Site
SS2931 Substation
Section A

MOPU-1780-E56-SS2932-01	B	Electrical Distribution
Power Transmission to Site
SS2932 Substation
Equipment Layout

MOPU-1780-E56-SS2932-02	B	Electrical Distribution
Power Transmission to Site
SS2932 Substation
Section A

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LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 19
13 SCOPE OF SUPPLY
The successful Tenderer will be required to supply each transportable switchroom (including necessary lifting equipment) and install all equipment within the switchroom. The list of equipment below indicates the scope required for each major item (i.e. supply, install, both or excluded).
The successful Tenderer will be required to install cable ladder beneath the switchroom within the confines of the sub-floor beams and install cabling between items of equipment which are installed within the switchroom. In addition the Tenderer shall supply and install cable glanding boxes to be mounted below each MCC (see standard installation drawing) in the sub-floor area.

Equipment
Number	Description	Scope
LV MOTOR CONTROL CENTRES
MC2001A	Primary Crushing MCC A	Supply + Install
MC2001B	Primary Crushing MCC B	Supply + Install
MC2051	Primary Conveyor MCC	Supply + Install
MC2101	Ore Stockpile MCC	Supply + Install
MC2160	Wurtol Weir and Pump Station MCC	Supply + Install
MC2201A	Grinding & Classification MCC A	Supply + Install
MC2201B	Grinding & Classification MCC B	Supply + Install
MC2401A	Pressure Oxidation MCC A	Supply + Install
MC2401B	Pressure Oxidation MCC B	Supply + Install
MC2401C	Pressure Oxidation MCC C	Supply + Install
MC2401D	Pressure Oxidation MCC D	Supply + Install
MC2551A	Cyanidation & Adsorption MCC A	Supply + Install
MC2551B	Cyanidation & Adsorption MCC B	Supply + Install
MC2561A	Oxygen Plant MCC A	Supply + Install
MC2561B	Oxygen Plant MCC B	Supply + Install
MC2741	Grinding Thickeners MCC	Supply + Install
MC2850	Process Seawater MCC	Supply + Install
MC2931	Bus E Auxilliary MCC	Supply + Install
MC2932	Bus F Auxilliary MCC	Supply + Install
SWITCHROOMS
SS2001A	Primary Crushing LV Switchroom	Supply Only
SS2001B	Primary Crushing HV Switchroom	Supply Only
SS2051	Primary Conveying LV Switchroom	Supply Only
SS2101	Primary Conveying & Ore Stockpile LV Switchroom	Supply Only

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 20

Equipment
Number	Description	Scope
SS2160	Wurtol Weir and Pump Station LV Switchroom	Supply Only
SS2200A	Grinding Area LV Switchroom	Supply Only
SS2200B	Grinding Area HV Switchroom	Supply Only
SS2400A	Pressure Oxidation LV Switchroom	Supply Only
SS2400B	Pressure Oxidation HV Switchroom	Supply Only
SS2551A	Cyanidation & Adsorption LV Switchroom	Supply Only
SS2551 B	Cyanidation & Adsorption HV Switchroom	Supply Only
SS2560A	Oxygen Plant LV Switchroom	Supply Only
SS2560B	Oxygen Plant HV Switchroom	Supply Only
SS2741	Grinding Thickeners LV Switchroom	Supply Only
SS2850	Process Seawater LV Switchroom	Supply Only
SS2931A	Bus C3, C4 & E LV Switchroom	Supply Only
SS2931B	Bus C3, C4 HV Switchroom	Supply Only
SS2931C	Bus E HV Switchroom	Supply Only
SS2932A	Bus F LV Switchroom	Supply Only
SS2932B	Bus F HV Switchroom	Supply Only
DISTRIBUTION BOARDS
DB2001A	Primary Crushing LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2001B	Primary Crushing HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2001C	Primary Crushing UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2001D	Primary Crushing Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2051A	Primary Conveying LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2051B	Primary Conveying UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2051C	Primary Conveying Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2101A	Ore Stockpile LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2101B	Ore Stockpile UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2101C	Ore Stockpile Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2160A	Wurtol Pumping Station LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2160B	Wurtol Pumping Station UPS Distribution Board 24 pole,	Supply + Install

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 21

Equipment
Number	Description	Scope
240V, 160A, 20kA/0.2s, IP42
DB2160C	Wurtol Pumping Station Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2201A	Grinding LV Switchroom Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2201B	Grinding HV Switchroom Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2201C	Grinding UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2201D	Grinding Area Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2401A	Pressure Oxidation LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2401B	Pressure Oxidation HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2401C	Pressure Oxidation UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2401D	Pressure Oxidation Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2551A	Cyanidation & Adsorption LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	Supply + Install
DB2551B	Cyanidation & Adsorption HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	Supply + Install
DB2551C	Cyanidation & Adsorption UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2551D	Cyanidation & Adsorption Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2561A	Oxygen Plant LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	Supply + Install
DB2561B	Oxygen Plant HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	Supply + Install
DB2561C	Oxygen Plant UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2561D	Oxygen Plant Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2741A	Grinding Thickeners LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2741B	Grinding Thickeners UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2741C	Grinding Thickeners Area Distribution Board 72 pole,	Supply + Install

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 22

Equipment
Number	Description	Scope
415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section
DB2850A	Process Seawater LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2850B	Process Seawater Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	Supply + Install
DB2931A	Bus C3, C4 & E Switchroom Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2931B	Bus C3, C4 & E UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
DB2932A	Bus F Switchroom Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	Supply + Install
DB2932B	Bus F UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	Supply + Install
UNINTERRUPTIBLE POWER SUPPLIES
UP2001	Primary Crushing LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	Supply + install
UP2051	Primary Conveying LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2101	Ore Stockpile LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2160	Wurtol Pumping Station LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2201	Grinding Area LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2401	Pressure Oxidation LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2551	Cyanidation & Adsorption LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	Supply + Install
P520	Oxygen Plant LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2741	Grinding Thickeners LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2931	33kV Bus E Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
UP2932	33kV Bus F Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	Supply + Install
CONTROL PANELS
CP2001A	Primary Crushing LV Switchroom DCS Panel A	Install Only (Free Issue)
CP2001B	Primary Crushing LV Switchroom DCS Panel B	Install Only (Free Issue)
CP2051	Primary Conveying LV Switchroom DCS Panel	Install Only (Free Issue)

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101 LOW VOLTAGE MCCS AND SWITCHROOMS	SECTION III — DETAILED SPECIFICATION PAGE 23

Equipment
Number	Description	Scope
CP2101	Ore Stockpile LV Switchroom DCS Panel	Install Only (Free Issue)
CP2401A	Pressure Oxidation LV Switchroom DCS Panel A	Install Only (Free Issue)
CP2401B	Pressure Oxidation LV Switchroom DCS Panel B	Install Only (Free Issue)
CP2551A	Cyanidation & Adsorption LV Switchroom DCS Panel A	Install Only (Free Issue)
CP2551B	Cyanidation & Adsorption LV Switchroom DCS Panel B	Install Only (Free Issue)
CP2560A	Oxygen Plant LV Switchroom DCS Panel A	Install Only (Free Issue)
CP2560B	Oxygen Plant LV Switchroom DCS Panel B	Install Only (Free Issue)
CP2741	Grinding Thickeners LV Switchroom DCS Panel	Install Only (Free Issue)
Lot	DCS Panels Marshalling	Supply + Install
CP2160	Wurtol Pumping Station LV Switchroom PLC Panel	Install Only (Free Issue)
CP2850	Process Seawater LV Switchroom Control Panel	Install Only (Free Issue)
CP2603	Oxygen Plant Hardwired Emergency Trip Panel	Install Only (Free Issue)
CP2900A	SW2900 Tariff Metering Panel	Install Only (Free Issue)
CP2931A	Bus C3, C4 & E Switchroom PLC Panel	Install Only (Free Issue)
CP2932A	Bus F Switchroom PLC Panel	Install Only (Free Issue)
Lot	19” Rack Mounted Fibre Optic Breakout Panels	Install Only (Free Issue)
BATTERY CHARGERS
BC2000	Primary Crushing HV Switchroom 48VDC, 70Ahr	Supply + Install
BC2200	Grinding Area HV Switchroom 48VDC, 70Ahr	Supply + Install
BC2400	Pressure Oxidation HV Switchroom 48VDC, 70Ahr	Supply + Install
BC2550	Cyanidation & Adsorption HV Switchroom 48VDC, 70Ahr	Supply + Install
BC2560	Oxygen Plant HV Switchroom 48VDC, 160Ahr	Supply + Install
BC2900	Bus C3 & C4 HV Switchroom 48VDC, 160Ahr	Supply + Install
BC2931	Bus E HV Switchroom 48VDC, 230Ahr	Supply + Install
BC2932	Bus F HV Switchroom 48VDC, 230Ahr	Supply + Install
HV SWITCHBOARDS
SW2000	Primary Crushing 11kV Switchboard	Install Only (Free Issue)

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 24

Equipment
Number	Description	Scope
SW2001	HGO Crusher 3.3kV Switchboard	Install Only (Free Issue)
SW2200	Grinding 11kV Switchboard	Install Only (Free Issue)
SW2400	Pressure Oxidation 11kV Switchboard	Install Only (Free Issue)
SW2550	Cyanidation & Adsorption 11kV Switch board	Install Only (Free Issue)
SW2560	Oxygen Plant 11kV Switchboard	Install Only (Free Issue)
SW2900	Bus C3 & C4 11kV Switchboard	Install Only (Free Issue)
SW2931	Bus E 33kV Switchboard	Install Only (Free Issue)
SW2932	Bus F 33kV Switchboard	Install Only (Free Issue)
REMOTE SWITCHING PANELS
CP2000	Primary Crushing 3.3 & 11kV Remote Switching Panel	Install Only (Free Issue)
CP2200	Grinding 11kV Remote Switching Panel	Install Only (Free Issue)
CP2400	Pressure Oxidation 11kV Remote Switching Panel	Install Only (Free Issue)
CP2550	Cyanidation & Adsorption 11kV Remote Switching Panel	Install Only (Free Issue)
CP2560	Oxygen Plant 11kV Remote Switching Panel	Install Only (Free Issue)
CP2900	Bus C3 & C4 11kV Remote Switching Panel	Install Only (Free Issue)
CP2931	Bus E 33kV Remote Switching Panel	Install Only (Free Issue)
CP2932	Bus F 33kV Remote Switching Panel	Install Only (Free Issue)
VARIABLE SPEED DRIVES
Lot	Variable Speed Drives (as per attached schedule)	Install Only (Free Issue)
LOCAL CONTROL STATIONS
Lot	Local Control Stations (as per attached schedule)	Supply Only

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 26
14 REQUIRED DELIVERY DATES
The successful Tenderer will be required to supply the equipment to meet the following required ex-works delivery dates.

Equipment
Number	Description	Delivery Date
COMPLETE SWITCHROOMS INC. EQUIPMENT+LCS
SS2001A	Primary Crushing LV Switchroom	16th September 2009
SS2001B	Primary Crushing HV Switchroom	16th September 2009
SS2051	Primary Conveying LV Switchroom	15th September 2009
SS2101	Ore Stockpile LV Switchroom	15th September 2009
SS2160	Wurtol Weir and Pump Station LV Switchroom	14th July 2009
SS2200A	Grinding Area LV Switchroom	15th September 2009
SS2200B	Grinding Area HV Switchroom	15th September 2009
SS2400A	Pressure Oxidation LV Switchroom	13th October 2009
SS2400B	Pressure Oxidation HV Switchroom	13th October 2009
SS2551A	Cyanidation & Adsorption LV Switchroom	29th July 2009
SS2551B	Cyanidation & Adsorption HV Switchroom	29th July 2009
SS2560A	Oxygen Plant LV Switchroom	20th October 2009
SS2560B	Oxygen Plant HV Switchroom	20th October 2009
SS2741	Grinding Thickener LV Switchroom	9th June 2009
SS2850	Process Seawater LV Switchroom	13th October 2009
SS2931A	Bus C3, C4 & E LV Switchroom	12th August 2009
SS2931B	Bus C3, C4 HV Switchroom	12th August 2009
SS2931C	Bus E HV Switchroom	12th August 2009
SS2932A	Bus F LV Switchroom	23rd July 2009
SS2932B	Bus F HV Switchroom	23rd July 2009

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 27
15 PREFERRED EQUIPMENT SUPPLIERS
The Successful Tenderer will be required to supply equipment conforming to the list below.
Tenderers may also provide pricing for an alternative equipment type in addition to pricing for the preferred equipment. Any deviations from this list shall be listed and explained in the Bidder’s proposal.
Tenderers must provide pricing for switchrooms manufactured by both of the preferred suppliers. Contact details for these suppliers are listed in Section 16.

Equipment Type	Supplier	Range/ Part No.
MCCs
Motor Protection Relays ≤110kW		S+S CEP-7C3
Motor Protection Relays ≥132kW		Multilin MM300
Contactors
Circuit Breakers for MCC Motor Protection		NZMH2-M40 NZMH2-M63
NZMH2-M100
NZMH2-M160
NZMH3-ME220
NZMH3-ME350
NZMH3-ME450
NZMH4-ME550
NZMH4-ME1400
Circuit Breakers for MCC Feeder Protection		NZMH2-A40 NZMH2-A63
NZMH2-A100
NZMH2-A160
NZMH3-AE200
NZMH3-AE250
NZMH3-AE400
NZMH4-AE630
NZMH4-AE1250
LV Control Circuit Breakers
LV Control Fuses		RS32 series
Incomer Protection		Terasaki AR-S Series
Incomer Metering		Integra 520 Series
Earth Leakage Relays		ELR-2M
I/O Modules		1794-IA8 and 1794-OA8

Section III MOPU-1101-00-S LV MCCs and Switchroom	28/07/2008

MOPU-1101 LOW VOLTAGE MCCS AND SWITCHROOMS	SECTION III — DETAILED SPECIFICATION PAGE 28

Equipment Type	Supplier	Range/ Part No.
I/O Adaptors		1794-ADN
RTD Monitors		XM-361 and XM-441
Control Relays		LY Series
Switched Mode Power Supplies		QUINT Power Series
Indicators		S+S D7 Series (LED)
Pushbuttons		S+S D7 Series (Flush)
Selector Switches		CA10 Series
Terminals		WDU Series
Switchrooms
Transportable Rooms
Smoke Detection Systems		Laser Plus
Air Conditioners		Split System
Lighting (Interior)		Project Batten PB/CE Range
Lighting (Exterior)		Stradalux STR Range
Distribution Boards
Boards		Concept Plus Range
Circuit Breakers		Terasaki
Uninterruptible Power Supplies
UPS Units		9155
Surge Reduction Filters		Critec TSG-SRF (Wall Mount)
Battery Charger Systems
Battery Chargers		MCR-II
Batteries		VRLA
Local Control Stations
Isolators		Socomec 32BR (Side Operated)
Indicators		C-H E34 Series (LED)
Pushbuttons		C-H E34 Series (Flush Booted)
Terminals		WDU Series

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 29
16 EQUIPMENT SUPPLIERS CONTACT DETAILS
The contact details for the preferred switchroom manufacturers are as follows:

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 30
17 BATTERY LIMITS
The Contract Battery Limits for the Scope of Work are as follows:
➢	Incoming and outgoing power terminals of the wall mounted VSDs.

➢	Outgoing power terminals of each feeder and Motor Starter within the MCCs.

➢	Field control and instrument marshalling terminals in the DCS Panels.

➢	Incoming power terminals of the MCC main incomers.

➢	Structural steel supports for mounting on concrete foundations.

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MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 31
18 APPENDIX A — TECHNICAL DATASHEETS

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MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 32
19 APPENDIX B — DRAWINGS

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MOPU-1101	SECTION III — DETAILED SPECIFICATION
LOW VOLTAGE MCCS AND SWITCHROOMS	PAGE 33
20 APPENDIX C — SPECIFICATIONS

Section III MOPU-1101-00-S LV MCCs and Switchrooms	28/07/2008

LGL
MILLION OUNCE PLANT UPGRADE (MOPU) PROJECT
EQUIPMENT SUPPLY TENDER
MOPU-1101
LOW VOLTAGE MCCs & SWITCH ROOMS
SECTION IV
FORM OF TENDER

Date:	5/01/2009
Name of Tenderer:	PLUMMERS INDUSTRIES PTY LTD
Proposal Number:	Q 4929
Validity of Proposal:	90 DAYS
Equipment:	MCCS AND SWITCHROOMS
Make:	PI 2000 (MCC’s)
Model:
Type:
Manufacturer:	PLUMMERS INDUSTRIES PTY LTD
Dealer distributor in Country:	PLUMMERS INDUSTRIES PTY LTD QLD

PRICING SUMMARY
MOPU-1101 -Low Voltage MCCs & Switchrooms
Tenderer’s Name: PLUMMERS INDUSTRIES PTY
All prices to be in Australian or US currency (refer clause 4 of Section I Part A)

Currency of Manufacturer’s Quotation
Location of Seller’s Premises	BRISBANE AUSTRALIA

Table 1.1 Cost Breakdown	UOM	QTY	Unit Cost	Extended
Refer Attached Pricing Schedules

Equipment Options	EA
Special Tools	EA
Extended Warranty Costs (if applicable)	EA
Discount (if any)	EA
Export Packing	EA
Loading to Transport	EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FCA (Incoterms 2000) Point of Manufacture

Freight/Logistics Cost Breakdown	UOM	QTY	Unit Cost	Extended
Freight to nearest Seaport (Nomiate)	EA
Customs/Port Terminal Charges (if any)	EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FOB (Incoterms 2000) Seaport

TOTAL FOB COST

COMMERCIAL DETAILS
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES PTY LTD
Tenderer’s Proposed Terms of Payment (Include details)
See cover letter
Cancellation Charges (Include details such as schedule and values)
As per progress items claims
Point(s) of Manufacture
Specify City and State (if applicable) for each point(s) of supply
BRISBANE QUEENSLAND
Shipment Location
75 Wolston Road Sumner Park (Using James Eng)
Sub-Suppliers
Provide list of all major/critical components from sub-supplier. State sub-supplier name and location of component manufacture.
SWITCHROOMS — JAMES ENGINEERING BRISBANE
Progress Reports and Schedule
(Detailed design, procurement, manufacturing, assembly, testing, delivery schedule and progress report)

Number of weeks from date of Purchase Order	6 of weeks
Frequency of updates	4 of weeks
Liquidated Damages — Manufacturer’s Proposal, Subject to Assessment by LGL (Include details)

Per Diem Rate	(%)
Maximum Amount	(%)
Warranties/Guarantees

From date of equipment startup-commissioning (Number of months)	12 of months
From date of final component shipment (Number of months)	18 of months
Extended Warranty
List all extended warranties for the Equipment and components

None available
Extended Warranty Cost (if applicable)
Other Details (Add information if required)

Does the Seller accept the Warranty Terms and Conditions?	Yes	☑
	No	☐

COMMERCIAL DETAILS
Drawings, Operators Manuals and Parts Manuals (Where applicable)
Preliminary Engineering Drawings for approval
Number of days from date of Purchase Order
From 6 weeks for first drawing set.
Final Certified Engineering Drawings

Number of days from date of approved preliminary drawings	14 days
Final Certified (Where preliminary drawings are not required for approval)
Number of days from date of Purchase Order
At completion
Operators Manuals (Installation, Operation, Maintenance and Training)
Operator Manuals in addition to requirements outlined in Section I
Additional sets (Indicate cost if applicable)
Electronic sets – CD-R (Indicate cost if applicable)
Parts Manuals (Including Bearings, Seals, and Filter Conversions)
Parts Manuals in addition to requirements outlined in Section I
Additional sets (Indicate cost if applicable)
Electronic sets – CD-R (Indicate cost if applicable)
Quality Assurance/Quality Control (Include details)

Attached
Health, Safety, Environmental & Human Rights Compliance (Include details)
Tools (Special tools required for installation, operation and maintenance of Equipment)

	Description	Amount
None Required

Total
Contract Local/Overseas Content

	Description	Amount
Plummers Industries is 100% Australian owned and operated

Total Contract Value

COMMERCIAL DETAILS
Additional Items/Details (if required)

ALTERNATIVE TENDER
Tenderer’s Proposed Departures From the Tender Documents
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
All prices to be in Australian or US currency (refer clause 4 of Section I Part A)

Currency of Manufacturer’s Quotation	AUSTRALIA
Tenderer to detail the additional or reduced cost associated with each departure itemised. Tenderer to add additional line items and clarification below if required.

Table 1.2 Technical Departures	UOM	QTY	Unit Cost	Extended
See cover letter	EA
[List item]	EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FOB (Incoterms 2000) Seaport			+/-

Table 1.3 Commercial Departures	UOM	QTY	Unit Cost	Extended
[List Item]	EA
See cover letter	EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FOB (Incoterms 2000) Seaport			+/-

Table 1.4 Optional Equipment and/or Materials	UOM	QTY	Unit Cost	Extended
Tenderer to indicate if the following design features are considered Standard or Non-Standard equipment items. For all non-standard items, Tenderer to provide cost. Unless otherwise specified it is understood the equipment options below will meet or exceed all technical requirements in Section III. Tenderer to add additional line items and clarification below, if required.

[List Item]	EA
EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FOB (Incoterms 2000) Seaport			+/-

TOTAL FOB COST

COMMERCIAL DETAILS

Equipment Tender # and Description:
Tenderer’s Name:	PLUMMERS INDUSTRIES
Table 2.1 Schedule of Key Dates

Available For
		Place of	Start	Inspection	Dispatch	Delivery
Item	Tag	Manufacture	Manufacture	Or Testing	Ex Works	Site
(Weeks After Order)

To be discussed at kick off meeting depending on site and client scheduling

Table 2.2 Contractual Delivery Schedule
State delivery in number of weeks from date of Purchase Order for the following:
Manufacture and Supply	36

Delivery Completion Date	Oct-09

Table 2.3 Witnessed and Verified Performance Tests
List the Tests that need to be witnessed and verified and detail if the cost of these tests is included in the Tendered Price

Component and Test	Cost Included?		Cost
All final testing and inspections need to be witnessed and verified prior to release.	Yes

See attached ITP

Total Cost:

COMMERCIAL DETAILS

Equipment Tender # and Description
Tenderer’s Name:	PLUMMERS INDUSTRIES
Table 2.3 Equipment Weights and Dimensions

			Weight	Shipping Dimensions
Item	Description	Tag	(kg)	(mm)
1.	SS2850		14000	8.2X 3.8
2.	SS2051		14000	8.2X 3.8
3.	SS2101		18000	12.2 X 5.7
4.	SS2741		18000	12.2 X 6.0
5.	SS2160		16000	15.2 X 5.7
6.	SS2551		2 X 20000	28.2 X 3.2
7.			12000	6.7 X 6.0
8.	SS2932		1X24T,1X12T	20.2 X 6.0, 10.2 X 6.0
9.	SS2560		26000	17.2X6.4
10.			16000	13.2X6.4
11.	SS2000		28000	14.7X6.4
12.			12000	8.2 X 6.4
13.	SS2931		1X20T, 1X12T	15.5 X 10.4
14.			28000	22.8X6.0
15	SS2200		2 X 16000	16.2 X 4.7, 16.2 X 4.7
16			22000	16.2 X 6.6
17	SS2400		2 X 22000	14.2 X 6.0
18			14000	8.2X6.0
19
20
21
22
Total Equipment Weight			238000
Total Cubic Measure				0
Total Number of Pieces
Table 2.4 Spare Parts

			Weight	Shipping Dimensions
Item	Description	Tag	(kg)	(mm)
1.
2.
3.
4.
5.
6.
Total Spare Parts Weight			0
Total Cubic Measure				0
Total Number of Pieces

Total shipping weight or cubic measure “Revenue Tonne”
(Revenue Tonne = greater of tonnage or cubic meter)

SPARE PARTS
Equipment Tender # and Description:
Tenderer’s Name: PLUMMERS INDUSTRIES
Spare Parts
Recommended spare parts for one (1) year of Operation
(Tenderer to provide separate list of spare parts in Excel format)
To be advised once MCC design has been completed
Commissioning spare parts
(Tenderer to provide separate list of commissioning parts in Excel format)
Spare Components
(Tenderer to provide pricing for spare components)

Export/Domestic Packing
Freight (to nearest Port of Exit)
Ocean Freight to Port of Entry
Customs/Port Terminal Charges (if any)
Inland Freight to Project Site
TOTAL COST
%
Parts Discount (This parts discount would apply for all initial spare parts purchased)
Nearest Service Depot and/or Distributor (State name and address)
Other locations for spare parts support (State name and address)
Approximate value for Equipment spare parts carried at named locations
Recommended major components as consignment stock at Work Site without cost to Buyer
(Tenderer to provide separate list of major components or modules in Excel format)
Recommended list and pricing for all high turnover consumables
(Tenderer to provide separate list of consumables in Excel format)

SPARES

Equipment Tender # and Description
Tenderer’s Name:	PLUMMERS INDUSTRIES
Table 3.1 Commissioning Spares

			Unit Price If	Unit Price If
		Recommended	Purchased With	Supplied At Later
Item	Description	Quantity	Main Order	Date
To be advised once MCC design has been completed
Table 3.2 Capital Spares

			Unit Price If	Unit Price If
		Recommended	Purchased With	Supplied At Later
Item	Description	Quantity	Main Order	Date

AVAILABILITY GUARANTEES
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES

Equipment Availability Guarantees (NHP Equipment)
Year 1
Year 2
Year 3
Year 4
Year 5
Compensation for availability guarantee(s) not being met:
NIL
Conditions of availability guarantees(s):
None

SERVICE & SUPPORT
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
Technical On-Site Personnel (if Applicable)
Reimbursable Sum per Person from X to Cairns or return (detail point of origin)
Not Applicable
Daily Rates for technical on-Site personnel — detail skills/trades
Not Applicable
Equipment (List required equipment)
Not Applicable
Location of Representation Not Applicable
Number of Representatives Not Applicable
Estimated length of stay Not Applicable
Number/Frequency of visits Not Applicable
Additional Items/Details
Number of Technical On-Site Personnel days available at no cost to Buyer
Nil
Emergency Contact for Technical On-Site requirements (Provide details)
Sub-Contractors
Provide the company names of sub-contractors that would be considered for technical on-Site personnel supply and state their involvement
None
Discounted Labour Rate (In the event of additional work outside the scope of work)

SERVICE & SUPPORT
Product Support (Technical Service and Training)
Outline recommendations for Operator and Maintenance Training Personnel (Provide details)
Not Required
Outline the period Service Personnel will be provided without cost to Buyer. Assume this is an advice/troubleshooting role.
Warranty Period
Outline the period Training Personnel will be provided without cost to Buyer.
Not Required
Cost of Service Personnel (Hourly rate)
Cost of Training Personnel (Hourly rate)
Name and address of Manufacturer’s Representative
          - 75 Wolston Road Sumner Park
Identify from which location of Service and Training Personnel will be provided Brisbane or Perth
Identify the preferred location for Component Exchange/Rebuilds (Identify preferred locations) Brisbane
Identify any major components or modules that Tenderer recommends and is prepared to locate in the LGL warehouse as consignment stock at no cost to Buyer
None
Other Details (Add information if required)

TECHNICAL DATA SCHEDULE
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
Table 4.1 Technical Data Schedule

	Weeks After	Vendor Agreement
Item	Award	(Y/N)
DATA WITH TENDER
Preliminary general arrangement drawing	6+
Proposed manufacturing Schedule	6
Recommended commissioning & capital spares	12

DATA AFTER AWARD
Detailed and dimensioned general arrangement drawing including:	12 weeks+
• Lifting details
• Operating and maintenance tolerances
• Piping and electrical interface details
• Itemised list of components
Fixed and firm manufacturing schedule	10.0
Inspection and test plan	6.0
Operating and maintenance manuals:	delivery -2
• Preliminary
• Final
As-built drawings	delivery

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
			MOTOR CONTROL CENTRES (includes installation of free issued VSD/Soft Str)
1314	MC2001A	SS2001	Primary Crushing MCC A	1
1314	MC2001B	SS2001	Primary Crushing MCC B	1
1315	MC2051	SS2051	Primary Conveyor MCC	1
1316	MC2101	SS2101	Ore Stockpile MCC	1
1825	MC2160	SS2160	Wurtol Pumping Station MCC	1
1326	MC2201A	SS2200	Grinding & Classification MCC A	1
1326	MC2201B	SS2200	Grinding & Classification MCC B	1
1343	MC2401A	SS2400	Pressure Oxidation MCC A	1
1343	MC2401B	SS2400	Pressure Oxidation MCC B	1
1343	MC2401C	SS2400	Pressure Oxidation MCC C	1
1343	MC2401D	SS2400	Pressure Oxidation MCC D	1
1351	MC2551A	SS2551	Cyanidation & Adsorption MCC A	1
1351	MC2551B	SS2551	Cyanidation & Adsorption MCC B	1
1560	MC2561A	SS2560	Oxygen Plant MCC A	1
1560	MC2561B	SS2560	Oxygen Plant MCC B	1
1341	MC2741	SS2741	Grinding Thickeners MCC	1
1830	MC2850	SS2850	Process Seawater MCC	1
1780	MC2931	SS2931	Bus E Auxilliary MCC	1
1780	MC2932	SS2932	Bus F Auxilliary MCC	1
			Total Price MCCs

			SWITCHROOMS (James Engineering)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1			N/A	N/A
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1			N/A	N/A
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1			N/A	N/A
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1			N/A	N/A
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1			N/A	N/A
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1			N/A	N/A
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1			N/A	N/A
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1			N/A	N/A
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1			N/A	N/A
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1			N/A	N/A
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1			N/A	N/A
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1			N/A	N/A
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1			N/A	N/A
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1			N/A	N/A
1830	SS2850	SS2850	Process Seawater LV Switchroom	1			N/A	N/A
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1			N/A	N/A
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1			N/A	N/A
1780	SS2931C	SS2931	Bus E HV Switchroom	1			N/A	N/A

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1780	SS2932A	SS2932	Bus F LV Switchroom	1
1780	SS2932B	SS2932	Bus F HV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from James Engineering

			SWITCHROOMS (Brice Engineers)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1			N/A	N/A
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1			N/A	N/A
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1			N/A	N/A
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1			N/A	N/A
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1			N/A	N/A
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1			N/A	N/A
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1			N/A	N/A
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1			N/A	N/A
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1			N/A	N/A
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1			N/A	N/A
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1			N/A	N/A
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1			N/A	N/A
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1			N/A	N/A
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1			N/A	N/A
1830	SS2850	SS2850	Process Seawater LV Switchroom	1			N/A	N/A

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1
1780	SS2931C	SS2931	Bus E HV Switchroom	1
1780	SS2932A	SS2932	Bus F LV Switchroom	1
1780	SS2932B	SS2932	Bus F HV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from Brice Engineers

			DISTRIBUTION BOARDS (Chassis and Panel Only)
1314	DB2001A	SS2001	Primary Crushing LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001B	SS2001	Primary Crushing HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001C	SS2001	Primary Crushing UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1314	DB2001D	SS2001	Primary Crushing Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1315	DB2051A	SS2051	Primary Conveying LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1315	DB2051B	SS2051	Primary Conveying UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1315	DB2051C	SS2051	Primary Conveying Area Distribution Board 72 pole. 415V, 250A. 20kA/0.2s, IP42 with Lighting Control Section	1
1316	DB2101A	SS2101	Ore Stockpile LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1316	DB2101B	SS2101	Ore Stockpile UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1316	DB2101C	SS2101	Ore Stockpile Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1825	DB2160A	SS2160	Wurtol Pumping Station LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1825	DB2160B	SS2160	Wurtol Pumping Station UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1825	DB2160C	SS2160	Wurtol Pumping Station Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1326	DB2201A	SS2201	Grinding LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201B	SS2201	Grinding HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201C	SS2201	Grinding Area UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s., IP42	1
1326	DB2201D	SS2201	Grinding Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1343	DB2401A	SS2401	Pressure Oxidation LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401B	SS2401	Pressure Oxidation HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401C	SS2401	Pressure Oxidation UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1343	DB2401D	SS2401	Pressure Oxidation Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1351	DB2551A	SS2551	Cyanidation & Adsorption LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551B	SS2551	Cyanidation & Adsorption HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551C	SS2551	Cyanidation & Adsorption UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1351	DB2551D	SS2551	Cyanidation & Adsorption Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1560	DB2561A	SS2560	Oxygen Plant LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1560	DB2561B	SS2560	Oxygen Plant HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561C	SS2560	Oxygen Plant UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1560	DB2561D	SS2560	Oxygen Plant Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1341	DB2741A	SS2741	Grinding Thickeners LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1341	DB2741B	SS2741	Grinding Thickeners UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1341	DB2741C	SS2741	Grinding Thickeners Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1830	DB2850A	SS2850	Process Seawater LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1830	DB2850B	SS2850	Process Seawater Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931A	SS2931	Bus C3, C4 & E Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931B	SS2931	Bus C3, C4 & E UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1780	DB2932A	SS2932	Bus F Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2932B	SS2932	Bus F UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
			PC Sum for Fitout of DB’s with Circuit Breakers	PC

			UNINTERRUPTIBLE POWER SUPPLIES
1314	UP2001	SS2001	Primary Crushing LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1315	UP2051	SS2051	Primary Conveying LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1316	UP2101	SS2101	Ore Stockpile LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1825	UP2160	SS2160	Wurtol Pumping Station LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1326	UP2201	SS2200	Grinding Area LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1343	UP2401	SS2400	Pressure Oxidation LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1351	UP2551	SS2551	Cyanidation & Absorption LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1560	UP2561	SS2560	Oxygen Plant LV Switchroom UPS 12KVA, 415V three phase in, 240V single phase out	1
1341	UP2741	SS2741	Grinding Thickeners LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2931	SS2931	Bus C3, C4 & E LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2932	SS2932	Bus F LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
			Total Price UPS

			Control Panels
1314	CP2001A	SS2001	Primary Crushing LV Switchroom DCS Panel A	1
1314	CP2001B	SS2001	Primary Crushing LV Switchroom DCS Panel B	1
1315	CP2051	SS2051	Primary Conveying LV Switchroom DCS Panel	1
1316	CP2101	SS2101	Ore Stockpile LV Switchroom DCS Panel	1
1326	CP2201A	SS2200	Grinding Area LV Switchroom DCS Panel A	1
1326	CP2201B	SS2200	Grinding Area LV Switchroom DCS Panel B	1
1343	CP2401A	SS2400	Pressure Oxidation LV Switchroom DCS Panel A	1
1343	CP2401B	SS2400	Pressure Oxidation LV Switchroom DCS Panel B	1
1351	CP2551A	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel A	1
1351	CP2551B	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel B	1
1560	CP2560A	SS2560	Oxygen Plant LV Switchroom DCS Panel A	1
1560	CP2560B	SS2560	Oxygen Plant LV Switchroom DCS Panel B	1
1341	CP2741	SS2741	Grinding Thickeners LV Switchroom DCS Panel	1
1825	CP2160	SS2160	Wurtol Pumping Station LV Switchroom PLC Panel	1
1780	CP2931A	SS2931	Bus C3, C4 & E HV Switchroom PLC Panel	1
1780	CP2932A	SS2932	Bus F HV Switchroom PLC Panel	1
1560	CP2603	SS2560	PC Sum for Installation of Oxygen Plant Hardwired Emergency	PC
1830	CP2850	SS2850	PC Sum for Installation of Process Seawater LV Switchroom C	PC
			PC Sum for Internal Marshalling of 13 DCS Panels	PC
			PC Sum for Cabling of 18 Panels Within Switchrooms	PC
			PC Sum for Installation of 19” RM FOBOTs in LV Switchroom	PC
			Total Price Control Panels

			BATTERY CHARGER SYSTEMS
1314	BC2000	SS2001	Primary Crushing HV Switchroom 48VDC, 70Ahr	1
1326	BC2200	SS2200	Grinding Area HV Switchroom 48VDC, 70Ahr	1
1343	BC2400	SS2400	Pressure Oxidation HV Switchroom 48VDC, 70Ahr	1
1351	BC2550	SS2551	Cyanidation & Absorption HV Switchroom 48VDC, 70Ahr	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1560	BC2560	SS2560	Oxygen Plant HV Switchroom 48VDC, 160Ahr	1
1780	BC2900	SS2931	Bus C3 & C4 HV Switchroom 48VDC, 160Ahr	1
1780	BC2931	SS2931	Bus E HV Switchroom 48VDC, 230Ahr	1
1780	BC2932	SS2932	Bus F HV Switchroom 48VDC, 230Ahr	1
			Total Price Battery Charger Systems

			HV SWITCHBOARDS
1314	SW2000	SS2001	Primary Crushing 11kV Switchboard	1
1314	SW2001	SS2001	HGO Crusher 3.3kV Switchboard	1
1326	SW2200	SS2200	Grinding Area 11kV Switchboard	1
1343	SW2400	SS2400	Pressure Oxidation 11kV Switchboard	1
1351	SW2550	SS2551	Cyanidation & Absorption 11kV Switchboard	1
1560	SW2560	SS2560	Oxygen Plant 11kV Switchboard	1
1780	SW2900	SS2931	Bus C3 & C4 11kV Switchboard	1
1780	SW2931	SS2931	Bus E 33kV Switchboard	1
1780	SW2932	SS2932	Bus F 33kV Switchboard	1
			Total Price HV Switchboards

			HV REMOTE SWITCHING PANELS
1314	CP2000	SS2001	Primary Crushing 11kV & 3.3kV Remote Switching Panel	1
1326	CP2200	SS2200	Grinding Area 11kV Remote Switching Panel	1
1343	CP2400	SS2400	Pressure Oxidation 11kV Remote Switching Panel	1
1351	CP2550	SS2551	Cyanidation & Absorption 11kV Remote Switching Panel	1
1560	CP2560	SS2560	Oxygen Plant 11kV Remote Switching Panel	1
1780	CP2900	SS2931	Bus C3 & C4 11kV Remote Switching Panel	1
1780	CP2900A	SS2931	Bus C3 & C4 11kV Tariff Metering Panel	1
1780	CP2931	SS2931	Bus E 33kV Remote Switching Panel	1
1780	CP2932	SS2932	Bus F 33kV Remote Switching Panel	1
			PC Sum for Cabling of 9 Panels Within Switchrooms	PC
			Total Price HV Remote Switching Panels

			FLOOR MOUNTED VSDs
1314	FD2001	SS2001	Primary Apron Feeder VSD 315kW	1
1315	FD2003	SS2101	HGO Apron Feeder No.1 VSD 55kW	1
1315	FD2004	SS2101	HGO Apron Feeder No.2 VSD 55kW	1
1315	FD2005	SS2101	HGO Emergency Apron Feeder VSD 55kW	1
1825	PU2161	SS2160	Wurtol Raw Water Pump No.1 VSD 600kW	1
1825	PU2162	SS2160	Wurtol Raw Water Pump No.2 VSD 600kW	1
1825	PU2163	SS2160	Wurtol Raw Water Pump No.3 VSD 600kW	1
1326	PU2030	SS2200	Pre-oxidation Feed Pump No.1 VSD 185kW	1
1326	PU2031	SS2200	Pre-oxidation Feed Pump No.2 VSD 185kW	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	PU2040	SS2200	Cyclone Overflow Transfer Pump No.1 VSD 400kW	1
1326	PU2041	SS2200	Cyclone Overflow Transfer Pump No.2 VSD 400kW	1
1326	PU2042	SS2200	Cyclone Overflow Transfer Pump No.3 VSD 400kW	1
1326	PU2043	SS2200	Cyclone Overflow Transfer Pump No.4 VSD 400kW	1
1326	PU2021	SS2200	Cyclone Feed Pump No.1 VSD 525kW	1
1326	PU2022	SS2200	Cyclone Feed Pump No.2 VSD 525kW	1
1343	PU2741	SS2400	Autoclave Feed Booster Pump VSD 185kW	1
1343	AG2245	SS2400	Autoclave No.4 Compartments 3-6 Agitator VSD 200kW	1
1343	PU2123	SS2400	Flashed Slurry Forwarding Pump No.1 VSD 200kW	1
1343	PU2124	SS2400	Flashed Slurry Forwarding Pump No.2 VSD 200kW	1
1343	PU2125	S2400	Flashed Slurry Forwarding Pump No.3 VSD 200kW	1
1343	AG2241	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2242	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2243	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2244	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	PU2033	SS2400	Autoclave Feed Pump No.1 VSD 600kW	1
1343	PU2034	SS2400	Autoclave Feed Pump No.2 VSD 600kW	1
1351	PU2105	SS2551	Lime Recirculation Pump VSD 30kW	1
1351	PU2058	SS2551	Leach Trash Screen Feed Pump VSD 110kW	1
1351	PU2212	SS2551	CIL Tails Pump No.1 VSD 315kW	1
1351	PU2213	SS2551	CIL Tails Pump No.2 VSD 315kW	1
1560	P440A	SS2560	LOX Process Pump A VSD 150kW	1
1560	P440B	SS2560	LOX Process Pump B VSD 150kW	1
1341	PU2026	SS2741	Grinding Thickener No.1 U/F Pump No.1 VSD 75kW	1
1341	PU2027	SS2741	Grinding Thickener No.1 U/F Pump No.2 VSD 75kW	1
1341	PU2028	SS2741	Grinding Thickener No.2 U/F Pump No.1 VSD 525kW	1
1341	PU2029	SS2741	Grinding Thickener No.2 U/F Pump No.2 VSD 525kW	1
			Total Price VSDs

			LOCAL CONTROL STATIONS (Supply price for each even if quantity is 0)
	LCS-01		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	174
	LCS-02		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤ 55kW)	5
	LCS-03		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤90kW)	14
	LCS-04		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤185kW)	13
	LCS-05		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤30kW)	6

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
	LCS-06		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤ 55kW)	7
	LCS-07		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤90kW)	2
	LCS-08		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤185kW)	7
	LCS-09		Local control station with start pushbutton, emergency stop button and labels (no isolator)	21
	LCS-10		Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	25
	LCS-11		Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	2
	LCS-12		80 amp, 3 pole isolator only	19
	LCS-13		125 amp, 3 pole isolator only	2
	LCS-14		200 amp, 3 pole isolator only	0
	LCS-15		400 amp, 3 pole isolator only	0
	LCS-16		80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	0
	LCS-17		80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	0
	LCS-18		Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	7
	LCS-19		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	34
	LCS-20		Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	3
	LCS-21		Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	2
	LCS-CONV		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	3

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
	LCS-SLEW		80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	0
	LCS-ES		Lock-off emergency stop pushbutton only	1
			Total Price Local Control Stations

			Drawings and Documentation	Lot
			Packaging	Lot
			Lifting Equipment	Lot
			Inland Freight to Port	Lot
			Total Drawings / Packaging / Transport

			Total MCC & Switchrooms (without Options)

			RECOMMENDED OPTIONS
				1
				1
				1
				1
				1
				1

			Total MCC & Switchrooms (with Options)

			Installation Cost for Brice Eng.	1
			Delivery of Plummers supplied equipment	1

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
SCHEDULE OF PRICES
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC DOL STARTERS

Item No.	Module Type	Module Description	Qty	Price
1.1	0.37kW DOL	1 x 0.37kW DOL Starter	1
1.2	0.55kW DOL	1 x 0.55kW DOL Starter	1
1.3	1.1kW DOL	1 x 1.1kW DOL Starter	1
1.4	1.5kW DOL	1 x 1.5kW DOL Starter	1
1.5	2.2kW DOL	1 x 2.2kW DOL Starter	1
1.6	3kW DOL	1 x 3kW DOL Starter	1
1.7	4kW DOL	1 x 4kW DOL Starter	1
1.8	5.5kW DOL	1 x 5.5kW DOL Starter	1
1.9	7.5kW DOL	1 x 7.5kW DOL Starter	1
1.10	11kW DOL	1 x 11kW DOL Starter	1
1.11	15kW DOL	1 x 15kW DOL Starter	1
1.12	18.5kW DOL	1 x 18.5kW DOL Starter	1
1.13	22kW DOL	1 x 22kW DOL Starter	1
1.14	30kW DOL	1 x 30kW DOL Starter	1
1.15	37kW DOL	1 x 37kW DOL Starter	1
1.16	45kW DOL	1 x 45kW DOL Starter	1
1.17	55kW DOL	1 x 55kW DOL Starter	1
1.18	75kW DOL	1 x 75kW DOL Starter	1
1.19	90kW DOL	1 x 90kW DOL Starter	1
1.20	110kW DOL	1 x 110kW DOL Starter	1
1.21	132kW DOL	1 x 132kW DOL Starter	1
1.22	150kW DOL	1 x 150kW DOL Starter	1
1.23	185kW DOL	1 x 185kW DOL Starter	1
1.24	200kW DOL	1 x 200kW DOL Starter	1
1.25	220kW DOL	1 x 220kW DOL Starter	1
1.26	250kW DOL	1 x 250kW DOL Starter	1
1.27	280kW DOL	1 x 280kW DOL Starter	1
1.28	315kW DOL	1 x 315kW DOL Starter	1
1.29	355kW DOL	1 x 355kW DOL Starter	1
1.30	400kW DOL	1 x 400kW DOL Starter	1
1.31	450kW DOL	1 x 450kW DOL Starter	1
1.32	500kW DOL	1 x 500kW DOL Starter	1
1.33	560kW DOL	1 x 560kW DOL Starter	1
1.34	630kW DOL	1 x 630kW DOL Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC VSD MODULES
Installation Only. All VSDs are free issued.

Item No.	Module Type	Module Description	Qty
2.1	0.55kW VSD	1 x 0.55kW VSD Starter	1
2.2	1.1kW VSD	1 x 1.1kW VSD Starter	1
2.3	1.5kW VSD	1 x 1.5kW VSD Starter	1
2.4	2.2kW VSD	1 x 2.2kW VSD Starter	1
2.5	3.7kW VSD	1 x 3.7kW VSD Starter	1
2.6	5.5kW VSD	1 x 5.5kW VSD Starter	1
2.7	7.5kW VSD	1 x 7.5kW VSD Starter	1
2.8	11kW VSD	1 x 11kW VSD Starter	1
2.9	15kW VSD	1 x 15kW VSD Starter	1
2.10	18.5kW VSD	1 x 18.5kW VSD Starter	1
2.11	22kW VSD	1 x 22kW VSD Starter	1
2.12	30kW VSD	1 x 30kW VSD Starter	1
2.13	37kW VSD	1 x 37kW VSD Starter	1
2.14	45kW VSD	1 x 45kW VSD Starter	1
2.15	55kW VSD	1 x 55kW VSD Starter	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 11 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Module Type	Module Description	Qty	Price
2.16	75kW VSD	1 x 75kW VSD Starter	1
2.17	90kW VSD	1 x 90kW VSD Starter	1
2.18	110kW VSD	1 x 110kW VSD Starter	1
2.19	132kW VSD	1 x 132kW VSD Starter	1
2.20	150kW VSD	1 x 150kW VSD Starter	1
2.21	185kW VSD	1 x 185kW VSD Starter	1
2.22	220kW VSD	1 x 220kW VSD Starter	1
2.23	280kW VSD	1 x 280kW VSD Starter	1
2.24	315kW VSD	1 x 315kW VSD Starter	1
2.25	355kW VSD	1 x 355kW VSD Starter	1
2.26	400kW VSD	1 x 400kW VSD Starter	1
2.27	450kW VSD	1 x 450kW VSD Starter	1
2.28	500kW VSD	1 x 500kW VSD Starter	1
2.29	630kW VSD	1 x 630kW VSD Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC SOFT STARTER MODULES
Installation Only. All soft starters are free issued.

Item No.	Module Type	Module Description	Qty
3.1	132kW SSD	1 x 132kW Soft Starter	1
3.2	150kW SSD	1 x 150kW Soft Starter	1
3.3	160kW SSD	1 x 160kW Soft Starter	1
3.4	185kW SSD	1 x 185kW Soft Starter	1
3.5	220kW SSD	1 x 220kW Soft Starter	1
3.6	250kW SSD	1 x 250kW Soft Starter	1
3.7	280kW SSD	1 x 280kW Soft Starter	1
3.8	315kW SSD	1 x 315kW Soft Starter	1
3.9	355kW SSD	1 x 355kW Soft Starter	1
3.10	400kW SSD	1 x 400kW Soft Starter	1
3.11	450kW SSD	1 x 450kW Soft Starter	1
3.12	500kW SSD	1 x 500kW Soft Starter	1
3.13	630kW SSD	1 x 630kW Soft Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC FEEDER/INCOMER MODULES

Item No.	Module Type	Module Description	Qty
4.1	40 F	1 x 40 Amp Circuit Breaker Feeder Module	1
4.2	63 F	1 x 63 Amp Circuit Breaker Feeder Module	1
4.3	100 F	1 x 100 Amp Circuit Breaker Feeder Module	1
4.4	160 F	1 x 160 Amp Circuit Breaker Feeder Module	1
4.5	200 F	1 x 200 Amp Circuit Breaker Feeder Module	1
4.6	250 F	1 x 250 Amp Circuit Breaker Feeder Module	1
4.7	400 F	1 x 400 Amp Circuit Breaker Feeder Module	1
4.8	630 F	1 x 630 Amp Circuit Breaker Feeder Module	1
4.9	1250 F	1 x 1250 Amp Circuit Breaker Feeder Module	1
4.10	40 F/C	1 x 40 Amp Circuit Breaker Feeder/Contactor Module	1
4.11	63 F/C	1 x 63 Amp Circuit Breaker Feeder/Contactor Module	1
4.12	100 F/C	1 x 100 Amp Circuit Breaker Feeder/Contactor Module	1
4.13	160 F/C	1 x 160 Amp Circuit Breaker Feeder/Contactor Module	1
4.14	200 F/C	1 x 200 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	250 F/C	1 x 250 Amp Circuit Breaker Feeder/Contactor Module	1
4.16	400 F/C	1 x 400 Amp Circuit Breaker Feeder/Contactor Module	1
4.17	630 F/C	1 x 630 Amp Circuit Breaker Feeder/Contactor Module	1
4.18	1250 F/C	1 x 1250 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	800 IC	1 x 800 Amp Air Circuit Breaker Incomer	1
4.16	1600 IC	1 x 1600 Amp Air Circuit Breaker Incomer	1
4.17	3200 IC	1 x 3200 Amp Air Circuit Breaker Incomer	1
4.18	4000 IC	1 x 4000 Amp Air Circuit Breaker Incomer	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 12 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR ADDITIONS AND DELETIONS for LCS TYPES

Item No.	LCS Type	Description	Qty	Price
5.1	LCS-1	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.2	LCS-2	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤55kW)	1
5.3	LCS-3	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤90kW)	1
5.4	LCS-4	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤185kW)	1
5.5	LCS-5	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤30kW)	1
5.6	LCS-6	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤55kW)	1
5.7	LCS-7	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤90kW)	1
5.8	LCS-8	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤185kW)	1
5.9	LCS-9	Local control station with start pushbutton, emergency stop button and labels (no isolator)	1
5.10	LCS-10	Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	1
5.11	LCS-11	Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	1
5.12	LCS-12	80 amp, 3 pole isolator only	1
5.13	LCS-13	125 amp, 3 pole isolator only	1
5.14	LCS-14	200 amp, 3 pole isolator only	1
5.15	LCS-15	400 amp, 3 pole isolator only	1
5.16	LCS-16	80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.17	LCS-17	80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.18	LCS-18	Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.19	LCS-19	Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.20	LCS-20	Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.21	LCS-21	Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.22	LCS-CONV	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	1
5.23	LCS-SLEW	80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.24	LCS-ES	Lock-off emergency stop pushbutton only	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 13 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR DISTRIBUTION BOARDS

Item No.	Description	Qty	Price
6,1	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
6.2	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.3	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.4	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42, with Lighting Control Section	1
6.5	Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
6.6	Install one single pole, 10 amp circuit breaker	1
6.7	Install one single pole, 16 amp circuit breaker	1
6.8	Install one single pole, 10 amp circuit breaker with 30mA earth leakage	1
6.9	Install one single pole, 16 amp circuit breaker with 30mA earth leakage	1
6.10	Install one single pole, 10 amp circuit breaker with 100mA earth leakage	1
6.11	Install one single pole, 16 amp circuit breaker with 100mA earth leakage	1
6.12	Install one three pole, 16 amp circuit breaker	1
6.13	Install one three pole, 16 amp circuit breaker with 30mA earth leakage	1
6.14	Install one three pole, 16 amp circuit breaker with 300mA earth leakage	1
6.15	Install one three pole, 20 amp circuit breaker	1
6.16	Install one three pole, 20 amp circuit breaker with 30mA earth leakage
6.17	Install one three pole, 20 amp circuit breaker with 100mA earth leakage
6.18	Install one three pole, 32 amp circuit breaker
6.19	Install one three pole, 32 amp circuit breaker with 30mA earth leakage
6.20	Install one three pole, 32 amp circuit breaker with 100mA earth leakage
6.21	Install one three pole, 63 amp circuit breaker
6.22	Install one three pole, 63 amp circuit breaker with 30mA earth leakage
6.23	Install one three pole, 63 amp circuit breaker with 100mA earth leakage
OPTIONAL PRICING FOR SWITCHROOM GAS SUPPRESSION SYSTEM

Item No.	Supplier	Description	Qty
7.1	James Engineering	Gas Suppression System, Primary Crushing LV Switchroom	1
7.2	James Engineering	Gas Suppression System, Primary Crushing HV Switchroom	1
7.3	James Engineering	Gas Suppression System, Primary Conveying LV Switchroom	1
7.4	James Engineering	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.5	James Engineering	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 14 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.6	James Engineering	Gas Suppression System, Grinding LV Switchroom	1
7.7	James Engineering	Gas Suppression System, Grinding HV Switchroom	1
7.8	James Engineering	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.9	James Engineering	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.10	James Engineering	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.11	James Engineering	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.12	James Engineering	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.13	James Engineering	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.14	James Engineering	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.15	James Engineering	Gas Suppression System, Process Seawater LV Switchroom	1
7.16	James Engineering	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.17	James Engineering	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
7.18	James Engineering	Gas Suppression System, Bus E HV Switchroom	1
7.19	James Engineering	Gas Suppression System, Bus F LV Switchroom	1
7.20	James Engineering	Gas Suppression System, Bus F HV Switchroom	1
7.21	Brice Engineers	Gas Suppression System, Primary Crushing LV Switchroom	1
7.22	Brice Engineers	Gas Suppression System, Primary Crushing HV Switchroom	1
7.23	Brice Engineers	Gas Suppression System, Primary Conveying LV Switchroom	1
7.24	Brice Engineers	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.25	Brice Engineers	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
7.26	Brice Engineers	Gas Suppression System, Grinding LV Switchroom	1
7.27	Brice Engineers	Gas Suppression System, Grinding HV Switchroom	1
7.28	Brice Engineers	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.29	Brice Engineers	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.30	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
731	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.32	Brice Engineers	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.33	Brice Engineers	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.34	Brice Engineers	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.35	Brice Engineers	Gas Suppression System, Process Seawater LV Switchroom	1
7.36	Brice Engineers	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.37	Brice Engineers	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 15 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.38	Brice Engineers	Gas Suppression System, Bus E HV Switchroom	1
7.39	Brice Engineers	Gas Suppression System, Bus F LV Switchroom	1
7.40	Brice Engineers	Gas Suppression System, Bus F HV Switchroom	1
OPTIONAL PRICING FOR 2 HOUR FIRE RATING OF SWITCHROOM WALLS
For Wall Adjacent to (or Floor Above) Transformers.

Item No.	Supplier	Description	Qty
8.1	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.2	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.3	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.4	James Engineering	Two (2) hour fire rating of Switchroom Walls, Ore Stockpile LV Switchroom	1
8.5	James Engineering	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
8.6	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.7	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.8	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.9	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.10	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.11	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.12	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.13	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.14	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding Thickener LV Switchroom	1
8.15	James Engineering	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.16	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.17	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.18	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.19	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.20	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
8.21	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.22	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.23	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.24	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying & Ore Stockpile LV Switchroom	1
8.25	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 16 of 17 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
8.26	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.27	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.28	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.29	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.30	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.31	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.32	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.33	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.34	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding Thickeners LV Switchroom	1
8.35	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.36	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.37	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.38	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.39	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.40	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
Variations Pricing_Rev 00
Revised 230209 Q 4929 - NHP - MOPU-1101_Pricing Schedules
                                             Page 17 of 17 Pages

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
			MOTOR CONTROL CENTRES (includes installation of free issued VSD/Soft Str)
1314	MC2001A	SS2001	Primary Crushing MCC A	1
1314	MC2001B	SS2001	Primary Crushing MCC B	1
1315	MC2051	SS2051	Primary Conveyor MCC	1
1316	MC2101	SS2101	Ore Stockpile MCC	1
1825	MC2160	SS2160	Wurtol Pumping Station MCC	1
1326	MC2201A	SS2200	Grinding & Classification MCC A	1
1326	MC2201B	SS2200	Grinding & Classification MCC B	1
1343	MC2401A	SS2400	Pressure Oxidation MCC A	1
1343	MC2401B	SS2400	Pressure Oxidation MCC B	1
1343	MC2401C	SS2400	Pressure Oxidation MCC C	1
1343	MC2401D	SS2400	Pressure Oxidation MCC D	1
1351	MC2551A	SS2551	Cyanidation & Adsorption MCC A	1
1351	MC2551B	SS2551	Cyanidation & Adsorption MCC B	1
1560	MC2561A	SS2560	Oxygen Plant MCC A	1
1560	MC2561B	SS2560	Oxygen Plant MCC B	1
1341	MC2741	SS2741	Grinding Thickeners MCC	1
1830	MC2850	SS2850	Process Seawater MCC	1
1780	MC2931	SS2931	Bus E Auxilliary MCC	1
1780	MC2932	SS2932	Bus F Auxilliary MCC	1
			Total Price MCCs

			SWITCHROOMS (James Engineering)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1
1830	SS2850	SS2850	Process Seawater LV Switchroom	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1
1780	SS2931C	SS2931	Bus EHV Switchroom	1
1780	SS2932A	SS2932	Bus FLV Switchroom	1
1780	SS2932B	SS2932	Bus FHV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from James Engineering

			SWITCHROOMS (Brice Engineers)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom
1314	SS2001B	SS2001	Primary Crushing HV Switchroom
1315	SS2051	SS2051	Primary Conveying LV Switchroom
1316	SS2101	SS2101	Ore Stockpile LV Switchroom
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom
1326	SS2200A	SS2200	Grinding Area LV Switchroom
1326	SS2200B	SS2200	Grinding Area HV Switchroom
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom
1830	SS2850	SS2850	Process Seawater LV Switchroom
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom
1780	SS2931C	SS2931	Bus E HV Switchroom
1780	SS2932A	SS2932	Bus F LV Switchroom
1780	SS2932B	SS2932	Bus F HV Switchroom
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System
			Total Price Switchrooms from Brice Engineers

			DISTRIBUTION BOARDS (Chassis and Panel Only)
1314	DB2001A	SS2001	Primary Crushing LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001B	SS2001	Primary Crushing HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001C	SS2001	Primary Crushing UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1314	DB2001D	SS2001	Primary Crushing Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1315	DB2051A	SS2051	Primary Conveying LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1315	DB2051B	SS2051	Primary Conveying UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1315	DB2051C	SS2051	Primary Conveying Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1316	DB2101A	SS2101	Ore Stockpile LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1316	DB2101B	SS2101	Ore Stockpile UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1316	DB2101C	SS2101	Ore Stockpile Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1825	DB2160A	SS2160	Wurtol Pumping Station LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A. 20kA/0.2s, IP42	1
1825	DB2160B	SS2160	Wurtol Pumping Station UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1825	DB2160C	SS2160	Wurtol Pumping Station Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1326	DB2201A	SS2201	Grinding LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201B	SS2201	Grinding HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201C	SS2201	Grinding Area UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1326	DB2201D	SS2201	Grinding Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1343	DB2401A	SS2401	Pressure Oxidation LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401B	SS2401	Pressure Oxidation HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401C	SS2401	Pressure Oxidation UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1343	DB2401D	SS2401	Pressure Oxidation Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1351	DB2551A	SS2551	Cyanidation & Adsorption LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551B	SS2551	Cyanidation & Adsorption HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551C	SS2551	Cyanidation & Adsorption UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1351	DB2551D	SS2551	Cyanidation & Adsorption Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1560	DB2561A	SS2560	Oxygen Plant LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561B	SS2560	Oxygen Plant HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561C	SS2560	Oxygen Plant UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1560	DB2561D	SS2560	Oxygen Plant Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1341	DB2741A	SS2741	Grinding Thickeners LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1341	DB2741B	SS2741	Grinding Thickeners UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1341	DB2741C	SS2741	Grinding Thickeners Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1830	DB2850A	SS2850	Process Seawater LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1830	DB2850B	SS2850	Process Seawater Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931A	SS2931	Bus C3, C4 & E Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931B	SS2931	Bus C3, C4 & E UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1780	DB2932A	SS2932	Bus F Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2932B	SS2932	Bus F UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
			PC Sum for Fitout of DB’s with Circuit Breakers	PC
			Total Price Distribution Boards

			UNINTERRUPTIBLE POWER SUPPLIES
1314	UP2001	SS2001	Primary Crushing LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1315	UP2051	SS2051	Primary Conveying LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1316	UP2101	SS2101	Ore Stockpile LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1825	UP2160	SS2160	Wurtol Pumping Station LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1326	UP2201	SS2200	Grinding Area LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1343	UP2401	SS2400	Pressure Oxidation LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1351	UP2551	SS2551	Cyanidation & Absorption LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1560	UP2561	SS2560	Oxygen Plant LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1341	UP2741	SS2741	Grinding Thickeners LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2931	SS2931	Bus C3, C4 & E LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2932	SS2932	Bus F LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
			Total Price UPS

			Control Panels
1314	CP2001A	SS2001	Primary Crushing LV Switchroom DCS Panel A	1
1314	CP2001B	SS2001	Primary Crushing LV Switchroom DCS Panel B	1
1315	CP2051	SS2051	Primary Conveying LV Switchroom DCS Panel	1
1316	CP2101	SS2101	Ore Stockpile LV Switchroom DCS Panel	1
1326	CP2201A	SS2200	Grinding Area LV Switchroom DCS Panel A	1
1326	CP2201B	SS2200	Grinding Area LV Switchroom DCS Panel B	1
1343	CP2401A	SS2400	Pressure Oxidation LV Switchroom DCS Panel A	1
1343	CP2401B	SS2400	Pressure Oxidation LV Switchroom DCS Panel B	1
1351	CP2551A	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel A	1
1351	CP2551B	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel B	1
1560	CP2560A	SS2560	Oxvgen Plant LV Switchroom DCS Panel A	1
1560	CP2560B	SS2560	Oxygen Plant LV Switchroom DCS Panel B	1
1341	CP2741	SS2741	Grinding Thickeners LV Switchroom DCS Panel	1
1825	CP2160	SS2160	Wurtol Pumping Station LV Switchroom PLC Panel	1
1780	CP2931A	SS2931	Bus C3, C4 & E HV Switchroom PLC Panel	1
1780	CP2932A	SS2932	Bus F HV Switchroom PLC Panel	1
1560	CP2603	SS2560	PC Sum for Installation of Oxygen Plant Hardwired Emergency Trip Panel	PC
1830	CP2850	SS2850	PC Sum for Installation of Process Seawater LV Switchroom Control Panel	PC
			PC Sum for Internal Marshalling of 13 DCS Panels	PC
			PC Sum for Cabling of 18 Panels Within Switchrooms	PC
			PC Sum for Installation of 19” RM FOBOTs in LV Switchrooms	PC
			Total Price Control Panels

			BATTERY CHARGER SYSTEMS
1314	BC2000	SS2001	Primary Crushing HV Switchroom 48VDC, 70Ahr	1
1326	BC2200	SS2200	Grinding Area HV Switchroom 48VDC, 70Ahr	1
1343	BC2400	SS2400	Pressure Oxidation HV Switchroom 48VDC, 70Ahr	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1351	BC2550	SS2551	Cyanidation & Absorption HV Switchroom 48VDC, 70Ahr	1
1560	BC2560	SS2560	Oxygen Plant HV Switchroom 48VDC, 160Ahr	1
1780	BC2900	SS2931	Bus C3 & C4 HV Switchroom 48VDC, 160Ahr	1
1780	BC2931	SS2931	Bus E HV Switchroom 48VDC, 230Ahr	1
1780	BC2932	SS2932	Bus F HV Switchroom 48VDC. 230Ahr	1
			Total Price Battery Charger Systems

			HV SWITCHBOARDS
1314	SW2000	SS2001	Primary Crushing 11 kV Switchboard	1
1314	SW2001	SS2001	HGO Crusher 3.3kV Switchboard	1
1326	SW2200	SS2200	Grinding Area 11 kV Switchboard	1
1343	SW2400	SS2400	Pressure Oxidation 11 kV Switchboard	1
1351	SW2550	SS2551	Cyanidation & Absorption 11 kV Switchboard	1
1560	SW2560	SS2560	Oxygen Plant 11 kV Switchboard	1
1780	SW2900	SS2931	Bus C3 & C4 11 kV Switchboard	1
1780	SW2931	SS2931	Bus E 33kV Switchboard	1
1780	SW2932	SS2932	Bus F 33kV Switchboard	1
			Total Price HV Switchboards

			HV REMOTE SWITCHING PANELS
1314	CP2000	SS2001	Primary Crushing 11kV & 3.3kV Remote Switching Panel	1
1326	CP2200	SS2200	Grinding Area 11kV Remote Switching Panel	1
1343	CP2400	SS2400	Pressure Oxidation 11kV Remote Switching Panel	1
1351	CP2550	SS2551	Cyanidation & Absorption 11kV Remote Switching Panel	1
1560	CP2560	SS2560	Oxygen Plant 11kV Remote Switching Panel	1
1780	CP2900	SS2931	Bus C3 & C4 11kV Remote Switching Panel	1
1780	CP2900A	SS2931	Bus C3 & C4 11kV Tariff Metering Panel	1
1780	CP2931	SS2931	Bus E 33kV Remote Switching Panel	1
1780	CP2932	SS2932	Bus F 33kV Remote Switching Panel	1
			PC Sum for Cabling of 9 Panels Within Switchrooms	PC
			Total Price HV Remote Switching Panels

			FLOOR MOUNTED VSDs
1314	FD2001	SS2001	Primary Apron Feeder VSD 315kW	1
1315	FD2003	SS2101	HGO Apron Feeder No.1 VSD 55kW	1
1315	FD2004	SS2101	HGO Apron Feeder No.2 VSD 55kW	1
1315	FD2005	SS2101	HGO Emergency Apron Feeder VSD 55kW	1
1825	PU2161	SS2160	Wurtol Raw Water Pump No.1 VSD 600kW	1
1825	PU2162	SS2160	Wurtol Raw Water Pump No.2 VSD 600kW	1
1825	PU2163	SS2160	Wurtol Raw Water Pump No.3 VSD 600kW	1
1326	PU2030	SS2200	Pre-oxidation Feed Pump No.1 VSD 185kW	1
1326	PU2031	SS2200	Pre-oxidation Feed Pump No.2 VSD 185kW	1
1326	PU2040	SS2200	Cyclone Overflow Transfer Pump No.1 VSD 400kW	1
1326	PU2041	SS2200	Cyclone Overflow Transfer Pump No.2 VSD 400kW	1
1326	PU2042	SS2200	Cyclone Overflow Transfer Pump No.3 VSD 400kW	1
1326	PU2043	SS2200	Cyclone Overflow Transfer Pump No.4 VSD 400kW	1
1326	PU2021	SS2200	Cyclone Feed Pump No.1 VSD 525kW	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	PU2022	SS2200	Cyclone Feed Pump No.2 VSD 525kW	1
1343	PU2741	SS2400	Autoclave Feed Booster Pump VSD 185kW	1
1343	AG2245	SS2400	Autoclave No.4 Compartments 3-6 Agitator VSD 200kW	1
1343	PU2123	SS2400	Flashed Slurry Forwarding Pump No.1 VSD 200kW	1
1343	PU2124	SS2400	Flashed Slurry Forwarding Pump No.2 VSD 200kW	1
1343	PU2125	SS2400	Flashed Slurry Forwarding Pump No.3 VSD 200kW	1
1343	AG2241	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2242	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2243	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2244	SS2400	Autoclave No.4 Compartments 1 A-1 C Agitator VSD 400kW	1
1343	PU2033	SS2400	Autoclave Feed Pump No.1 VSD 600kW	1
1343	PU2034	SS2400	Autoclave Feed Pump No.2 VSD 600kW	1
1351	PU2105	SS2551	Lime Recirculation Pump VSD 30kW	1
1351	PU2058	SS2551	Leach Trash Screen Feed Pump VSD 110kW	1
1351	PU2212	SS2551	CIL Tails Pump No.1 VSD 315kW	1
1351	PU2213	SS2551	CIL Tails Pump No.2 VSD 315kW	1
1560	P440A	SS2560	LOX Process Pump A VSD 150kW	1
1560	P440B	SS2560	LOX Process Pump B VSD 150kW	1
1341	PU2026	SS2741	Grinding Thickener No.1 U/F Pump No.1 VSD 75kW	1
1341	PU2027	SS2741	Grinding Thickener No.1 U/F Pump No.2 VSD 75kW	1
1341	PU2028	SS2741	Grinding Thickener No.2 U/F Pump No.1 VSD 525kW	1
1341	PU2029	SS2741	Grinding Thickener No.2 U/F Pump No.2 VSD 525kW	1
			Total Price VSDs

			LOCAL CONTROL STATIONS (Supply price for each even if quantity is 0)
	LCS-01		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	174
	LCS-02		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <55kW)	5
	LCS-03		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <90kW)	14
	LCS-04		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <185kW)	13
	LCS-05		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <30kW)	6
	LCS-06		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <55kW)	7
	LCS-07		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <90kW)	2
	LCS-08		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <l85kW)	7
	LCS-09		Local control station with start pushbutton, emergency stop button and labels (no isolator)	21
	LCS-10		Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	25
	LCS-11		Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	2

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
	LCS-12		80 amp, 3 pole isolator only	19
	LCS-13		125 amp, 3 pole isolator only	2
	LCS-14		200 amp, 3 pole isolator only	0
	LCS-15		400 amp, 3 pole isolator only	0
	LCS-16		Lock-off emergency stop pushbutton only	1
	LCS-17		80 amp, 6 pole isolator, reverse, forward pushbutton, lock-off emergency stop and labels (DRD/slew motors <30kW)	7
	LCS-18		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	34
	LCS-19		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button, multitrode level relay and labels (include male decontactor)	3
	LCS-20		Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button, multitrode level relay and labels (include male decontactor)	2
	LCS-21		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors <30kW)	3
	LCS-22		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors <55kW)	0
	LCS-23		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors <90kW)	0
	LCS-24		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors <185kW)
			Total Price Local Control Stations

			Drawings and Documentation	Lot
			Packaging	Lot
			Lifting Equipment	Lot
			Inland Freight to Port	Lot
			Total Drawings / Packaging / Transport

			Total MCC & Switchrooms (without Options)

			RECOMMENDED OPTIONS
				1
				1
				1
				1

				1
				1
			Total MCC & Switchrooms (with Options)

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

SCHEDULE OF PRICES
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC DOL STARTERS

Item No.	Module Type	Module Description	Qty	Price
1.1	0.37kW DOL	1 x 0.37kW DOL Starter	1
1.2	0.55kW DOL	1 x 0.55kW DOL Starter	1
1.3	1.1kW DOL	1 x 1.1kW DOL Starter	1
1.4	1.5kW DOL	1 x 1.5kW DOL Starter	1
1.5	2.2kW DOL	1 x 2.2kW DOL Starter	1
1.6	3kW DOL	1 x 3kW DOL Starter	1
1.7	4kW DOL	1 x 4kW DOL Starter	1
1.8	5.5kW DOL	1 x 5.5kW DOL Starter	1
1.9	7.5kW DOL	1 x 7.5kW DOL Starter	1
1.10	11kW DOL	1 x 11kW DOL Starter	1
1.11	15kW DOL	1 x 15kW DOL Starter	1
1.12	18.5kW DOL	1 x 18.5kW DOL Starter	1
1.13	22kW DOL	1 x 22kW DOL Starter	1
1.14	30kW DOL	1 x 30kW DOL Starter	1
1.15	37kW DOL	1 x 37kW DOL Starter	1
1.16	45kW DOL	1 x 45kW DOL Starter	1
1.17	55kW DOL	1 x 55kW DOL Starter	1
1.18	75kW DOL	1 x 75kW DOL Starter	1
1.19	90kW DOL	1 x 90kW DOL Starter	1
1.20	110kW DOL	1 x 110kW DOL Starter	1
1.21	132kW DOL	1 x 132kW DOL Starter	1
1.22	150kW DOL	1 x 150kW DOL Starter	1
1.23	185kW DOL	1 x 185kW DOL Starter	1
1.24	200kW DOL	1 x 200kW DOL Starter	1
1.25	220kW DOL	1 x 220kW DOL Starter	1
1.26	250kW DOL	1 x 250kW DOL Starter	1
1.27	280kW DOL	1 x 280kW DOL Starter	1
1.28	315kW DOL	1 x 315kW DOL Starter	1
1.29	355kW DOL	1 x 355kW DOL Starter	1
1.30	400kW DOL	1 x 400kW DOL Starter	1
1.31	450kW DOL	1 x 450kW DOL Starter	1
1.32	500kW DOL	1 x 500kW DOL Starter	1
1.33	560kW DOL	1 x 560kW DOL Starter	1
1.34	630kW DOL	1 x 630kW DOL Starter	1

VARIATIONS FOR ADDITIONS AND DELETIONS for MCC VSD MODULES Installation Only. All VSDs are free issued.

Item No.	Module Type	Module Description	Qty
2.1	0.55kW VSD	1 x 0.55kW VSD Starter	1
2.2	1.1kW VSD	1 x 1.1kW VSD Starter	1
2.3	1.5kW VSD	1 x 1.5kW VSD Starter	1
2.4	2.2kW VSD	1 x 2.2kW VSD Starter	1
2.5	3.7kW VSD	1 x 3.7kW VSD Starter	1
2.6	5.5kW VSD	1 x 5.5kW VSD Starter	1
2.7	7.5kW VSD	1 x 7.5kW VSD Starter	1
2.8	11kW VSD	1 x 11kW VSD Starter	1
2.9	15kW VSD	1 x 15kW VSD Starter	1
2.10	18.5kW VSD	1 x 18.5kW VSD Starter	1
2.11	22kW VSD	1 x 22kW VSD Starter	1
2.12	30kW VSD	1 x 30kW VSD Starter	1
2.13	37kW VSD	1 x 37kW VSD Starter	1
2.14	45kW VSD	1 x 45kW VSD Starter	1
2.15	55kW \/SD	1 x 55kW \/SD Starter	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 9 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Module Type	Module Description	Qty	Price
2.16	75kW VSD	1 x 75kW VSD Starter	1
2.17	90kW VSD	1 x 90kW VSD Starter	1
2.18	110kW VSD	1 x 110kW VSD Starter	1
2.19	132KW VSD	1 x 132kW VSD Starter	1
2.20	150kW VSD	1 x 150kW VSD Starter	1
2.21	185kW VSD	1 x 185kW VSD Starter	1
2.22	220kW VSD	1 x 220kW VSD Starter	1
2.23	280kW VSD	1 x 280kW VSD Starter	1
2.24	315kW VSD	1 x 315kW VSD Starter	1
2.25	355kW VSD	1 x 355kW VSD Starter	1
2.26	400kW VSD	1 x 400kW VSD Starter	1
2.27	450kW VSD	1 x 450kW VSD Starter	1
2.28	500kW VSD	1 x 500kW VSD Starter	1
2.29	630kW VSD	1 x 630kW VSD Starter	1

VARIATIONS FOR ADDITIONS AND DELETIONS for MCC SOFT STARTER MODULES Installation Only. All soft starters are free issued.

Item No.	Module Type	Module Description	Qty
3.1	132kW SSD	1 x 132kW Soft Starter	1
3.2	150kW SSD	1 x 150kW Soft Starter	1
3.3	160kW SSD	1 x 160kW Soft Starter	1
3.4	185kW SSD	1 x 185kW Soft Starter	1
3.5	220kW SSD	1 x 220kW Soft Starter	1
3.6	250kW SSD	1 x 250kW Soft Starter	1
3.7	280kW SSD	1 x 280kW Soft Starter	1
3.8	315kW SSD	1 x 315kW Soft Starter	1
3.9	355kW SSD	1 x 355kW Soft Starter	1
3.10	400kW SSD	1 x 400kW Soft Starter	1
3.11	450kW SSD	1 x 450kW Soft Starter	1
3.12	500kW SSD	1 x 500kW Soft Starter	1
3.13	630kW SSD	1 x 630kW Soft Starter	1

VARIATIONS FOR ADDITIONS AND DELETIONS for MCC FEEDER/INCOMER MODULES

Item No.	Module Type	Module Description	Qty
4.1	40 F	1 x 40 Amp Circuit Breaker Feeder Module	1
4.2	63 F	1 x 63 Amp Circuit Breaker Feeder Module	1
4.3	100 F	1 x 100 Amp Circuit Breaker Feeder Module	1
4.4	160 F	1 x 160 Amp Circuit Breaker Feeder Module	1
4.5	200 F	1 x 200 Amp Circuit Breaker Feeder Module	1
4.6	250 F	1 x 250 Amp Circuit Breaker Feeder Module	1
4.7	400 F	1 x 400 Amp Circuit Breaker Feeder Module	1
4.8	630 F	1 x 630 Amp Circuit Breaker Feeder Module	1
4.9	1250 F	1 x 1250 Amp Circuit Breaker Feeder Module	1
4.10	40 F/C	1 x 40 Amp Circuit Breaker Feeder/Contactor Module	1
4.11	63 F/C	1 x 63 Amp Circuit Breaker Feeder/Contactor Module	1
4.12	100 F/C	1 x 100 Amp Circuit Breaker Feeder/Contactor Module	1
4.13	160 F/C	1 x 160 Amp Circuit Breaker Feeder/Contactor Module	1
4.14	200 F/C	1 x 200 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	250 F/C	1 x 250 Amp Circuit Breaker Feeder/Contactor Module	1
4.16	400 F/C	1 x 400 Amp Circuit Breaker Feeder/Contactor Module	1
4.17	630 F/C	1 x 630 Amp Circuit Breaker Feeder/Contactor Module	1
4.18	1250 F/C	1 x 1250 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	800 IC	1 x 800 Amp Air Circuit Breaker Incomer	1
4.16	1600 IC	1 x 1600 Amp Air Circuit Breaker Incomer	1
4.17	3200 IC	1 x 3200 Amp Air Circuit Breaker Incomer	1
4.18	4000 IC	1 x 4000 Amp Air Circuit Breaker Incomer	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 10 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

VARIATIONS FOR ADDITIONS AND DELETIONS for LCS TYPES

Item No.	LCS Type	Description	Qty	Price
5.1	LCS-1	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.2	LCS-2	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤55kW)	1
5.3	LCS-3	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤90kW)	1
5.4	LCS-4	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤185kW)	1
5.5	LCS-5	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤30kW)	1
5.6	LCS-6	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤55kW)	1
5.7	LCS-7	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤90kW)	1
5.8	LCS-8	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤185kW)	1
5.9	LCS-9	Local control station with start pushbutton, emergency stop button and labels (no isolator)	1
5.10	LCS-10	Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	1
5.11	LCS-11	Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	1
5.12	LCS-12	80 amp 3 pole isolator only	1
5.13	LCS-13	125 amp, 3 pole isolator only	1
5.14	LCS-14	200 amp, 3 pole isolator only	1
5.15	LCS-15	400 amp, 3 pole isolator only	1
5.16	LCS-16	80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.17	LCS-17	80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.18	LCS-18	Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.19	LCS-19	Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.20	LCS-20	Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.21	LCS-21	Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.22	LCS-CONV	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	1
5.23	LCS-SLEW	80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.24	LCS-ES	Lock-off emergency stop pushbutton only	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 11 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR DISTRIBUTION BOARDS

Item No.		Description	Qty	Price
6.1		Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
6.2		Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.3		Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.4		Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42, with Lighting Control Section	1
6.5		Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
6.6		Install one single pole, 10 amp circuit breaker	1
6.7		Install one single pole, 16 amp circuit breaker	1
6.8		Install one single pole, 10 amp circuit breaker with 30mA earth leakage	1
6.9		Install one single pole, 16 amp circuit breaker with 30mA earth leakage	1
6.10		Install one single pole, 10 amp circuit breaker with 100mA earth leakage	1
6.11		Install one single pole, 16 amp circuit breaker with 100mA earth leakage	1
6.12		Install one three pole, 16 amp circuit breaker	1
6.13		Install one three pole, 16 amp circuit breaker with 30mA earth leakage	1
6.14		Install one three pole, 16 amp circuit breaker with 300mA earth leakage	1
6.15		Install one three pole, 20 amp circuit breaker	1
6.16		Install one three pole, 20 amp circuit breaker with 30mA earth leakage
6.17		Install one three pole, 20 amp circuit breaker with 100mA earth leakage
6.18		Install one three pole, 32 amp circuit breaker
6.19		Install one three pole, 32 amp circuit breaker with 30mA earth leakage
6.20		Install one three pole, 32 amp circuit breaker with 100mA earth leakage
6.21		Install one three pole, 63 amp circuit breaker
6.22		Install one three pole, 63 amp circuit breaker with 30mA earth leakage
6.23		Install one three pole, 63 amp circuit breaker with 100mA earth leakage

OPTIONAL PRICING FOR SWITCHROOM GAS SUPPRESSION SYSTEM

Item No.	Supplier	Description	Qty
7.1	James Engineering	Gas Suppression System, Primary Crushing LV Switchroom	1
7.2	James Engineering	Gas Suppression System, Primary Crushing HV Switchroom	1
7.3	James Engineering	Gas Suppression System, Primary Conveying LV Switchroom	1
7.4	James Engineering	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.5	James Engineering	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 12 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.6	James Engineering	Gas Suppression System, Grinding LV Switchroom	1
7.7	James Engineering	Gas Suppression System, Grinding HV Switchroom	1
7.8	James Engineering	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.9	James Engineering	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.10	James Engineering	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.11	James Engineering	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.12	James Engineering	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.13	James Engineering	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.14	James Engineering	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.15	James Engineering	Gas Suppression System, Process Seawater LV Switchroom	1
7.16	James Engineering	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.17	James Engineering	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
7.18	James Engineering	Gas Suppression System, Bus E HV Switchroom	1
7.19	James Engineering	Gas Suppression System, Bus F LV Switchroom	1
7.20	James Engineering	Gas Suppression System, Bus F HV Switchroom	1
7.21	Brice Engineers	Gas Suppression System, Primary Crushing LV Switchroom	1
7.22	Brice Engineers	Gas Suppression System, Primary Crushing HV Switchroom	1
7.23	Brice Engineers	Gas Suppression System, Primary Conveying LV Switchroom	1
7.24	Brice Engineers	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.25	Brice Engineers	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
7.26	Brice Engineers	Gas Suppression System, Grinding LV Switchroom	1
7.27	Brice Engineers	Gas Suppression System, Grinding HV Switchroom	1
7.28	Brice Engineers	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.29	Brice Engineers	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.30	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.31	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.32	Brice Engineers	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.33	Brice Engineers	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.34	Brice Engineers	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.35	Brice Engineers	Gas Suppression System, Process Seawater LV Switchroom	1
7.36	Brice Engineers	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.37	Brice Engineers	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 13 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.38	Brice Engineers	Gas Suppression System, Bus E HV Switchroom	1
7.39	Brice Engineers	Gas Suppression System, Bus F LV Switchroom	1
7.40	Brice Engineers	Gas Suppression System, Bus F HV Switchroom	1

OPTIONAL PRICING FOR 2 HOUR FIRE RATING OF SWITCHROOM WALLS For Wall Adjacent to (or Floor Above) Transformers.

Item No.	Supplier	Description	Qty
8.1	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.2	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.3	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.4	James Engineering	Two (2) hour fire rating of Switchroom Walls, Ore Stockpile LV Switchroom	1
8.5	James Engineering	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
8.6	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.7	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.8	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.9	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.10	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.11	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.12	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.13	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.14	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding Thickener LV Switchroom	1
8.15	James Engineering	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.16	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.17	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.18	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.19	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.20	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
8.21	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.22	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.23	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.24	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying & Ore Stockpile LV Switchroom	1
8.25	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 14 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
8.26	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.27	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.28	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.29	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.30	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.31	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.32	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.33	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.34	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding Thickeners LV Switchroom	1
8.35	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.36	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.37	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.38	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.39	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.40	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 15 of 15 Pages

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
			MOTOR CONTROL CENTRES (includes installation of free issued VSD/Soft Str)
1314	MC2001A	SS2001	Primary Crushing MCC A	1
1314	MC2001B	SS2001	Primary Crushing MCC B	1
1315	MC2051	SS2051	Primary Conveyor MCC	1
1316	MC2101	SS2101	Ore Stockpile MCC	1
1825	MC2160	SS2160	Wurtol Pumping Station MCC	1
1326	MC2201A	SS2200	Grinding & Classification MCC A	1
1326	MC2201B	SS2200	Grinding & Classification MCC B	1
1343	MC2401A	SS2400	Pressure Oxidation MCC A	1
1343	MC2401B	SS2400	Pressure Oxidation MCC B	1
1343	MC2401C	SS2400	Pressure Oxidation MCC C	1
1343	MC2401D	SS2400	Pressure Oxidation MCC D	1
1351	MC2551A	SS2551	Cyanidation & Adsorption MCC A	1
1351	MC2551B	SS2551	Cyanidation & Adsorption MCC B	1
1560	MC2561A	SS2560	Oxygen Plant MCC A	1
1560	MC2561B	SS2560	Oxygen Plant MCC B	1
1341	MC2741	SS2741	Grinding Thickeners MCC	1
1830	MC2850	SS2850	Process Seawater MCC	1
1780	MC2931	SS2931	Bus E Auxilliary MCC	1
1780	MC2932	SS2932	Bus F Auxilliary MCC	1
			Total Price MCCs

			SWITCHROOMS (James Engineering)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1
1830	SS2850	SS2850	Process Seawater LV Switchroom	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1
1780	SS2931C	SS2931	Bus E HV Switchroom	1
1780	SS2932A	SS2932	Bus F LV Switchroom	1
1780	SS2932B	SS2932	Bus F HV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from James Engineering

			SWITCHROOMS (Brice Engineers)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom
1314	SS2001B	SS2001	Primary Crushing HV Switchroom
1315	SS2051	SS2051	Primary Conveying LV Switchroom
1316	SS2101	SS2101	Ore Stockpile LV Switchroom
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom
1326	SS2200A	SS2200	Grinding Area LV Switchroom
1326	SS2200B	SS2200	Grinding Area HV Switchroom
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom
1830	SS2850	SS2850	Process Seawater LV Switchroom
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom
1780	SS2931C	SS2931	Bus E HV Switchroom
1780	SS2932A	SS2932	Bus F LV Switchroom
1780	SS2932B	SS2932	Bus F HV Switchroom
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System
1341	SS2741	SS2741	Grinding Thickeners HV Switchroom VESDA System
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System
			Total Price Switchrooms from Brice Engineers

			DISTRIBUTION BOARDS (Chassis and Panel Only)
1314	DB2001A	SS2001	Primary Crushing LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001B	SS2001	Primary Crushing HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001C	SS2001	Primary Crushing UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1314	DB2001D	SS2001	Primary Crushing Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1315	DB2051A	SS2051	Primary Conveying LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1315	DB2051B	SS2051	Primary Conveying UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1315	DB2051C	SS2051	Primary Conveying Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1316	DB2101A	SS2101	Ore Stockpile LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1316	DB2101B	SS2101	Ore Stockpile UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1316	DB2101C	SS2101	Ore Stockpile Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1825	DB2160A	SS2160	Wurtol Pumping Station LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1825	DB2160B	SS2160	Wurtol Pumping Station UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1825	DB2160C	SS2160	Wurtol Pumping Station Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1326	DB2201A	SS2201	Grinding LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201B	SS2201	Grinding HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201C	SS2201	Grinding Area UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1326	DB2201D	SS2201	Grinding Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1343	DB2401A	SS2401	Pressure Oxidation LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401B	SS2401	Pressure Oxidation HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401C	SS2401	Pressure Oxidation UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1343	DB2401D	SS2401	Pressure Oxidation Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1351	DB2551A	SS2551	Cyanidation & Adsorption LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551B	SS2551	Cyanidation & Adsorption HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551C	SS2551	Cyanidation & Adsorption UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1351	DB2551D	SS2551	Cyanidation & Adsorption Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1560	DB2561A	SS2560	Oxygen Plant LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561B	SS2560	Oxygen Plant HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561C	SS2560	Oxygen Plant UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1560	DB2561D	SS2560	Oxygen Plant Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1341	DB2741A	SS2741	Grinding Thickeners LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0 2s, IP42	1
1341	DB2741B	SS2741	Grinding Thickeners UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1341	DB2741C	SS2741	Grinding Thickeners Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1830	DB2850A	SS2850	Process Seawater LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s. IP42	1
1830	DB2850B	SS2850	Process Seawater Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931A	SS2931	Bus C3, C4 & E Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931B	SS2931	Bus C3, C4 & E UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1780	DB2932A	SS2932	Bus F Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2932B	SS2932	Bus F UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
			PC Sum for Fitout of DB’s with Circuit Breakers	PC
			Total Price Distribution Boards

			UNINTERRUPTIBLE POWER SUPPLIES
1314	UP2001	SS2001	Primary Crushing LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1315	UP2051	SS2051	Primary Conveying LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1316	UP2101	SS2101	0re Stockpile LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1825	UP2160	SS2160	Wurtol Pumping Station LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1326	UP2201	SS2200	Grinding Area LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1343	UP2401	SS2400	Pressure Oxidation LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1351	UP2551	SS2551	Cyanidation & Absorption LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1560	UP2561	SS2560	Oxygen Plant LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1341	UP2741	SS2741	Grinding Thickeners LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2931	SS2931	Bus C3, C4 & E LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2932	SS2932	Bus F LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
			Total Price UPS

			Control Panels
1314	CP2001A	SS2001	Primary Crushing LV Switchroom DCS Panel A	1
1314	CP2001B	SS2001	Primary Crushing LV Switchroom DCS Panel B	1
1315	CP2051	SS2051	Primary Conveying LV Switchroom DCS Panel	1
1316	CP2101	SS2101	Ore Stockpile LV Switchroom DCS Panel	1
1326	CP2201A	SS2200	Grinding Area LV Switchroom DCS Panel A	1
1326	CP2201B	SS2200	Grinding Area LV Switchroom DCS Panel B	1
1343	CP2401A	SS2400	Pressure Oxidation LV Switchroom DCS Panel A	1
1343	CP2401B	SS2400	Pressure Oxidation LV Switchroom DCS Panel B	1
1351	CP2551A	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel A	1
1351	CP2551B	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel B	1
1560	CP2560A	SS2560	Oxygen Plant LV Switchroom DCS Panel A	1
1560	CP2560B	SS2560	Oxygen Plant LV Switchroom DCS Panel B	1
1341	CP2741	SS2741	Grinding Thickeners LV Switchroom DCS Panel	1
1825	CP2160	SS2160	Wurtol Pumping Station LV Switchroom PLC Panel	1
1780	CP2931A	SS2931	Bus C3, C4 & E HV Switchroom PLC Panel	1
1780	CP2932A	SS2932	Bus F HV Switchroom PLC Panel	1
1560	CP2603	SS2560	PC Sum for Installation of Oxygen Plant Hardwired Emergency Trip Panel	PC
1830	CP2850	SS2850	PC Sum for Installation of Process Seawater LV Switchroom Control Panel	PC
			PC Sum for Internal Marshalling of 13 DCS Panels	PC
			PC Sum for Cabling of 18 Panels Within Switchrooms	PC
			PC Sum for Installation of 19” RM FOBOTs in LV Switchrooms	PC
			Total Price Control Panels

			BATTERY CHARGER SYSTEMS
1314	BC2000	SS2001	Primary Crushing HV Switchroom 48VDC, 70Ahr	1
1326	BC2200	SS2200	Grinding Area HV Switchroom 48VDC, 70Ahr	1
1343	BC2400	SS2400	Pressure Oxidation HV Switchroom 48VDC. 70Ahr	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1351	BC2550	SS2551	Cyanidation & Absorption HV Switchroom 48VDC, 70Ahr	1
1560	BC2560	SS2560	Oxygen Plant HV Switchroom 48VDC, 160Ahr	1
1780	BC2900	SS2931	Bus C3 & C4 HV Switchroom 48VDC, 160Ahr	1
1780	BC2931	SS2931	Bus E HV Switchroom 48VDC, 230Ahr	1
1780	BC2932	SS2932	Bus F HV Switchroom 48VDC, 230Ahr	1
			Total Price Battery Charger Systems

			HV SWITCHBOARDS
1314	SW2000	SS2001	Primary Crushing 11kV Switchboard	1
1314	SW2001	SS2001	HGO Crusher 3.3kV Switchboard	1
1326	SW2200	SS2200	Grinding Area 11kV Switchboard	1
1343	SW2400	SS2400	Pressure Oxidation 11kV Switchboard	1
1351	SW2550	SS2551	Cyanidation & Absorption 11kV Switchboard	1
1560	SW2560	SS2560	Oxygen Plant 11kV Switchboard	1
1780	SW2900	SS2931	Bus C3 & C4 11kV Switchboard	1
1780	SW2931	SS2931	Bus E 33kV Switchboard	1
1780	SW2932	SS2932	Bus F 33kV Switchboard	1
			Total Price HV Switchboards

			HV REMOTE SWITCHING PANELS
1314	CP2000	SS2001	Primary Crushing 11kV & 3.3kV Remote Switching Panel	1
1326	CP2200	SS2200	Grinding Area 11kV Remote Switching Panel	1
1343	CP2400	SS2400	Pressure Oxidation 11kV Remote Switching Panel	1
1351	CP2550	SS2551	Cyanidation & Absorption 11kV Remote Switching Panel	1
1560	CP2560	SS2560	Oxygen Plant 11kV Remote Switching Panel	1
1780	CP2900	SS2931	Bus C3 & C4 11kV Remote Switching Panel	1
1780	CP2900A	SS2931	Bus C3 & C4 11kV Tariff Metering Panel	1
1780	CP2931	SS2931	Bus E 33kV Remote Switching Panel	1
1780	CP2932	SS2932	Bus F 33kV Remote Switching Panel	1
			PC Sum for Cabling of 9 Panels Within Switchrooms	PC
			Total Price HV Remote Switching Panels

			FLOOR MOUNTED VSDs
1314	FD2001	SS2001	Primary Apron Feeder VSD 315kW	1
1315	FD2003	SS2101	HGO Apron Feeder No.1 VSD 55kW	1
1315	FD2004	SS2101	HGO Apron Feeder No.2 VSD 55kW	1
1315	FD2005	SS2101	HGO Emergency Apron Feeder VSD 55kW	1
1825	PU2161	SS2160	Wurtol Raw Water Pump No.1 VSD 600kW	1
1825	PU2162	SS2160	Wurtol Raw Water Pump No.2 VSD 600kW	1
1825	PU2163	SS2160	Wurtol Raw Water Pump No.3 VSD 600kW	1
1326	PU2030	SS2200	Pre-oxidation Feed Pump No.1 VSD 185kW	1
1326	PU2031	SS2200	Pre-oxidation Feed Pump No.2 VSD 185kW	1
1326	PU2040	SS2200	Cyclone Overflow Transfer Pump No.1 VSD 400kW	1
1326	PU2041	SS2200	Cyclone Overflow Transfer Pump No.2 VSD 400kW	1
1326	PU2042	SS2200	Cyclone Overflow Transfer Pump No.3 VSD 400kW	1
1326	PU2043	SS2200	Cyclone Overflow Transfer Pump No.4 VSD 400kW	1
1326	PU2021	SS2200	Cyclone Feed Pump No.1 VSD 525kW	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	PU2022	SS2200	Cyclone Feed Pump No.2 VSD 525kW	1
1343	PU2741	SS2400	Autoclave Feed Booster Pump VSD185kW	1
1343	AG2245	SS2400	Autoclave No.4 Compartments 3-6 Agitator VSD 200kW	1
1343	PU2123	SS2400	Flashed Slurry Forwarding Pump No.1 VSD 200kW	1
1343	PU2124	SS2400	Flashed Slurry Forwarding Pump No.2 VSD200kW	1
1343	PU2125	SS2400	Flashed Slurry Forwarding Pump No.3 VSD 200kW	1
1343	AG2241	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2242	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2243	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	AG2244	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400kW	1
1343	PU2033	SS2400	Autoclave Feed Pump No.1 VSD 600kW	1
1343	PU2034	SS2400	Autoclave Feed Pump No.2 VSD 600kW	1
1351	PU2105	SS2551	Lime Recirculation Pump VSD 30kW	1
1351	PU2058	SS2551	Leach Trash Screen Feed Pump VSD 110kW	1
1351	PU2212	SS2551	CIL Tails Pump No.1 VSD 315kW	1
1351	PU2213	SS2551	CIL Tails Pump No.2 VSD 315kW	1
1560	P440A	SS2560	LOX Process Pump A VSD 150kW	1
1560	P440B	SS2560	LOX Process Pump B VSD 150kW	1
1341	PU2026	SS2741	Grinding Thickener No.1 U/F Pump No.1 VSD 75kW	1
1341	PU2027	SS2741	Grinding Thickener No.1 U/F Pump No.2 VSD 75kW	1
1341	PU2028	SS2741	Grinding Thickener No.2 U/F Pump No.1 VSD 525kW	1
1341	PU2029	SS2741	Grinding Thickener No.2 U/F Pump No.2 VSD 525kW	1
			Total Price VSDs

			LOCAL CONTROL STATIONS (Supply price for each even if quantity is 0)
	LCS-01		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	174
	LCS-02		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors≤55kW)	5
	LCS-03		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors≤90kW)	14
	LCS-04		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors≤185kW)	13
	LCS-05		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors≤30kW)	6
	LCS-06		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors≤55kW)	7
	LCS-07		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors≤90kW)	2
	LCS-08		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors≤l85kW)	7
	LCS-09		Local control station with start pushbutton, emergency stop button and labels (no isolator)	21
	LCS-10		Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	25
	LCS-11		Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	2

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
	LCS-12		80 amp, 3 pole isolator only
	LCS-13		125 amp, 3 pole isolator only
	LCS-14		200 amp, 3 pole isolator only
	LCS-15		400 amp, 3 pole isolator only
	LCS-16		Lock-off emergency stop pushbutton only
	LCS-17		80 amp, 6 pole isolator, reverse, forward pushbutton, lock-off emergency stop and labels (DRD/slew motors ≤30kW)
	LCS-18		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)
	LCS-19		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button, multitrode level relay and labels (include male decontactor)
	LCS-20		Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button, multitrode level relay and labels (include male decontactor)
	LCS-21		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors ≤30kW)
	LCS-22		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors ≤55kW)
	LCS-23		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors ≤90kW)
	LCS-24		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels (conveyors ≤185kW)
Total Price Local Control Stations

Drawings and Documentation
Packaging
Lifting Equipment
Inland Freight to Port
Total Drawings / Packaging / Transport

Total MCC & Switchrooms (without Options)

RECOMMENDED OPTIONS
Supply of two spreader bars from James Engineering
Supply of Rubber Matting
Variation for 415 Volt Matting — per metre
Variation for 11000 Volt Matting — per metre
Variation for 33000 Volt Matting — per metre
Variation for supply of Cirlocks for MCBs QTY Unknown -

Total MCC & Switchrooms (with Options)

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

SCHEDULE OF PRICES
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC DOL STARTERS

Item No.	Module Type	Module Description	Qty	Price
1.1	0.37kW DOL	1 x 0.37kW DOL Starter	1
1.2	0.55kW DOL	1 x 0.55kW DOL Starter	1
1.3	1.1kW DOL	1 x 1.1kW DOL Starter	1
1.4	1.5kW DOL	1 x 1.5kW DOL Starter	1
1.5	2.2kW DOL	1 x 2.2kW DOL Starter	1
1.6	3kW DOL	1 x 3kW DOL Starter	1
1.7	4kW DOL	1 x 4kW DOL Starter	1
1.8	5.5kW DOL	1 x 5.5kW DOL Starter	1
1.9	7.5kW DOL	1 x 7.5kW DOL Starter	1
1.10	11kW DOL	1 x 11kW DOL Starter	1
1.11	15kW DOL	1 x 15kW DOL Starter	1
1.12	18.5kW DOL	1 x 18.5kW DOL Starter	1
1.13	22kW DOL	1 x 22kW DOL Starter	1
1.14	30kW DOL	1 x 30kW DOL Starter	1
1.15	37kW DOL	1 x 37kW DOL Starter	1
1.16	45kW DOL	1 x 45kW DOL Starter	1
1.17	55kW DOL	1 x 55kW DOL Starter	1
1.18	75kW DOL	1 x 75kW DOL Starter	1
1.19	90kW DOL	1 x 90kW DOL Starter	1
1.20	110kW DOL	1 x 110kW DOL Starter	1
1.21	132kW DOL	1 x 132kW DOL Starter	1
1.22	150kW DOL	1 x 150kW DOL Starter	1
1.23	185kW DOL	1 x 185kW DOL Starter	1
1.24	200kW DOL	1 x 200kW DOL Starter	1
1.25	220kW DOL	1 x 220kW DOL Starter	1
1.26	250kW DOL	1 x 250kW DOL Starter	1
1.27	280kW DOL	1 x 280kW DOL Starter	1
1.28	315kW DOL	1 x 315kW DOL Starter	1
1.29	355kW DOL	1 x 355kW DOL Starter	1
1.30	400kW DOL	1 x 400kW DOL Starter	1
1.31	450kW DOL	1 x 450kW DOL Starter	1
1.32	500kW DOL	1 x 500kW DOL Starter	1
1.33	560kW DOL	1 x 560kW DOL Starter	1
1.34	630kW DOL	1 x 630kW DOL Starter	1

VARIATIONS FOR ADDITIONS AND DELETIONS for MCC VSD MODULES
Installations Only. All VSDs are free issued.
Item No.	Module Type	Module Description	Qty
2.1	0.55kW VSD	1 x 0.55kW VSD Starter	1
2.2	1.1kW VSD	1 x 1.1kW VSD Starter	1
2.3	1.5kW VSD	1 x 1.5kW VSD Starter	1
2.4	2.2kW VSD	1 x 2.2kW VSD Starter	1
2.5	3.7kW VSD	1 x 3.7kW VSD Starter	1
2.6	5.5kW VSD	1 x 5.5kW VSD Starter	1
2.7	7.5kW VSD	1 x 7.5kW VSD Starter	1
2.8	11kW VSD	1 x 11kW VSD Starter	1
2.9	15kW VSD	1 x 15kW VSD Starter	1
2.10	18.5kW VSD	1 x 18.5kW VSD Starter	1
2.11	22kW VSD	1 x 22kW VSD Starter	1
2.12	30kW VSD	1 x 30kW VSD Starter	1
2.13	37kW VSD	1 x 37kW VSD Starter	1
2.14	45kW VSD	1 x 45kW VSD Starter	1
2.15	55kW VSD	1 x 55kW VSD Starter	1
Variations Pricing_Rev 00

Page 9 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Module Type	Module Description	Qty	Price
2.16	75kW VSD	1 x 75kW VSD Starter	1
2.17	90kW VSD	1 x 90kW VSD Starter	1
2.18	110kW VSD	1 x 110kW VSD Starter	1
2.19	132kW VSD	1 x 132kW VSD Starter	1
2.20	150kW VSD	1 x 150kW VSD Starter	1
2.21	185kW VSD	1 x 185kW VSD Starter	1
2.22	220kW VSD	1 x 220kW VSD Starter	1
2.23	280kW VSD	1 x 280kW VSD Starter	1
2.24	315kW VSD	1 x 315kW VSD Starter	1
2.25	355kW VSD	1 x 355kW VSD Starter	1
2.26	400kW VSD	1 x 400kW VSD Starter	1
2.27	450kW VSD	1 x 450kW VSD Starter	1
2.28	500kW VSD	1 x 500kW VSD Starter	1
2.29	630kW VSD	1 x 630kW VSD Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC SOFT STARTER MODULES
Installation Only. All soft starters are free issued.

Item No.	Module Type	Module Description	Qty
3.1	132kW SSD	1 x 132kW Soft Starter	1
3.2	150kW SSD	1 x 150kW Soft Starter	1
3.3	160kW SSD	1 x160kW Soft Starter	1
3.4	185kW SSD	1 x 185kW Soft Starter	1
3.5	220kW SSD	1 x 220kW Soft Starter	1
3.6	250kW SSD	1 x 250kW Soft Starter	1
3.7	280kW SSD	1 x 280kW Soft Starter	1
3.8	315kW SSD	1 x 315kW Soft Starter	1
3.9	355kW SSD	1 x 355kW Soft Starter	1
3.10	400kW SSD	1 x 400kW Soft Starter	1
3.11	450kW SSD	1 x 450kW Soft Starter	1
3.12	500kW SSD	1 x 500kW Soft Starter	1
3.13	630kW SSD	1 x 630kW Soft Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC FEEDER/INCOMER MODULES

Item No.	Module Type	Module Description	Qty
4.1	40 F	1 x 40 Amp Circuit Breaker Feeder Module	1
4.2	63 F	1 x 63 Amp Circuit Breaker Feeder Module	1
4.3	100 F	1 x 100 Amp Circuit Breaker Feeder Module	1
4.4	160 F	1 x 160 Amp Circuit Breaker Feeder Module	1
4.5	200 F	1 x 200 Amp Circuit Breaker Feeder Module	1
4.6	250 F	1 x 250 Amp Circuit Breaker Feeder Module	1
4.7	400 F	1 x 400 Amp Circuit Breaker Feeder Module	1
4.8	630 F	1 x 630 Amp Circuit Breaker Feeder Module	1
4.9	1250 F	1 x 1250 Amp Circuit Breaker Feeder Module	1
4.10	40 F/C	1 x 40 Amp Circuit Breaker Feeder/Contactor Module	1
4.11	63 F/C	1 x 63 Amp Circuit Breaker Feeder/Contactor Module	1
4.12	100 F/C	1 x 100 Amp Circuit Breaker Feeder/Contactor Module	1
4.13	160 F/C	1 x 160 Amp Circuit Breaker Feeder/Contactor Module	1
4.14	200 F/C	1 x 200 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	250 F/C	1 x 250 Amp Circuit Breaker Feeder/Contactor Module	1
4.16	400 F/C	1 x 400 Amp Circuit Breaker Feeder/Contactor Module	1
4.17	630 F/C	1 x 630 Amp Circuit Breaker Feeder/Contactor Module	1
4.18	1250 F/C	1 x 1250 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	800 IC	1 x 800 Amp Air Circuit Breaker Incomer	1
4.16	1600 IC	1 x 1600 Amp Air Circuit Breaker Incomer	1
4.17	3200 IC	1 x 3200 Amp Air Circuit Breaker Incomer	1
4.18	4000 IC	1 x 4000 Amp Air Circuit Breaker Incomer	1
Variations Pricing_Rev 00

Page 10 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR ADDITIONS AND DELETIONS for LCS TYPES

Item No.	LCS Type	Description	Qty	Price
5.1	LCS-1	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.2	LCS-2	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤55kW)	1
5.3	LCS-3	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤90kW)	1
5.4	LCS-4	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤l85kW)	1
5.5	LCS-5	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤30kW)	1
5.6	LCS-6	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤55kW)	1
5.7	LCS-7	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors≤90kW)	1
5.8	LCS-8	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors ≤185kW)	1
5.9	LCS-9	Local control station with start pushbutton, emergency stop button and labels (no isolator)	1
5.10	LCS-10	Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	1
5.11	LCS-11	Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	1
5.12	LCS-12	80 amp, 3 pole isolator only	1
5.13	LCS-13	125 amp, 3 pole isolator only	1
5.14	LCS-14	200 amp, 3 pole isolator only	1
5.15	LCS-15	400 amp, 3 pole isolator only	1
5.16	LCS-16	80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.17	LCS-17	80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.18	LCS-18	Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.19	LCS-19	Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.20	LCS-20	Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.21	LCS-21	Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.22	LCS-CONV	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	1
5.23	LCS-SLEW	80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors ≤30kW)	1
5.24	LCS-ES	Lock-off emergency stop pushbutton only	1
Variations Pricing_Rev 00

Page 11 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR DISTRIBUTION BOARDS

Item No.	Description	Qty	Price
6.1	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
6.2	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.3	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.4	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42, with Lighting Control Section	1
6.5	Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
6.6	Install one single pole, 10 amp circuit breaker	1
6.7	Install one single pole, 16 amp circuit breaker	1
6.8	Install one single pole, 10 amp circuit breaker with 30mA earth leakage	1
6.9	Install one single pole, 16 amp circuit breaker with 30mA earth leakage	1
6.10	Install one single pole, 10 amp circuit breaker with 100mA earth leakage	1
6.11	Install one single pole, 16 amp circuit breaker with 100mA earth leakage	1
6.12	Install one three pole, 16 amp circuit breaker	1
6.13	Install one three pole, 16 amp circuit breaker with 30mA earth leakage	1
6.14	Install one three pole, 16 amp circuit breaker with 300mA earth leakage	1
6.15	Install one three pole, 20 amp circuit breaker	1
6.16	Install one three pole, 20 amp circuit breaker with 30mA earth leakage
6.17	Install one three pole, 20 amp circuit breaker with 100mA earth leakage
6.18	Install one three pole, 32 amp circuit breaker
6.19	Install one three pole, 32 amp circuit breaker with 30mA earth leakage
6.20	Install one three pole, 32 amp circuit breaker with 100mA earth leakage
6.21	Install one three pole, 63 amp circuit breaker
6.22	Install one three pole, 63 amp circuit breaker with 30mA earth leakage
6.23	Install one three pole, 63 amp circuit breaker with 100mA earth leakage
OPTIONAL PRICING FOR SWITCHROOM GAS SUPPRESSION SYSTEM

Item No.	Supplier	Description	Qty
7.1	James Engineering	Gas Suppression System, Primary Crushing LV Switchroom	1
7.2	James Engineering	Gas Suppression System, Primary Crushing HV Switchroom	1
7.3	James Engineering	Gas Suppression System, Primary Conveying LV Switchroom	1
7.4	James Engineering	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.5	James Engineering	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00

Page 12 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variation Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.6	James Engineering	Gas Suppression System, Grinding LV Switchroom	1
7.7	James Engineering	Gas Suppression System, Grinding HV Switchroom	1
7.8	James Engineering	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.9	James Engineering	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.10	James Engineering	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.11	James Engineering	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.12	James Engineering	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.13	James Engineering	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.14	James Engineering	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.15	James Engineering	Gas Suppression System, Process Seawater LV Switchroom	1
7.16	James Engineering	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.17	James Engineering	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
7.18	James Engineering	Gas Suppression System, Bus E HV Switchroom	1
7.19	James Engineering	Gas Suppression System, Bus F LV Switchroom	1
7.20	James Engineering	Gas Suppression System, Bus F HV Switchroom	1
7.21	Brice Engineers	Gas Suppression System, Primary Crushing LV Switchroom	1
7.22	Brice Engineers	Gas Suppression System, Primary Crushing HV Switchroom	1
7.23	Brice Engineers	Gas Suppression System, Primary Conveying LV Switchroom	1
7.24	Brice Engineers	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.25	Brice Engineers	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
7.26	Brice Engineers	Gas Suppression System, Grinding LV Switchroom	1
7.27	Brice Engineers	Gas Suppression System, Grinding HV Switchroom	1
7.28	Brice Engineers	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.29	Brice Engineers	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.30	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.31	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.32	Brice Engineers	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.33	Brice Engineers	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.34	Brice Engineers	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.35	Brice Engineers	Gas Suppression System, Process Seawater LV Switchroom	1
7.36	Brice Engineers	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.37	Brice Engineers	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
Variations Pricing_Rev 00

Page 13 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.38	Brice Engineers	Gas Suppression System, Bus E HV Switchroom	1
7.39	Brice Engineers	Gas Suppression System, Bus F LV Switchroom	1
7.40	Brice Engineers	Gas Suppression System, Bus F HV Switchroom	1
OPTIONAL PRICING FOR 2 HOUR FIRE RATING OF SWITCHROOM WALLS
For Wall Adjacent to (or Floor Above) Transformers.

Item No.	Supplier	Description	Qty
8.1	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.2	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.3	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.4	James Engineering	Two (2) hour fire rating of Switchroom Walls, Ore Stockpile LV Switchroom	1
8.5	James Engineering	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
8.6	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.7	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.8	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.9	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.10	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.11	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.12	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.13	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.14	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding Thickener LV Switchroom	1
8.15	James Engineering	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.16	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.17	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.18	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.19	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.20	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
8.21	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.22	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.23	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.24	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying & Ore Stockpile LV Switchroom	1
8.25	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00

Page 14 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item NO.	Supplier	Description	QTY	Price
8.26	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.27	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.28	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.29	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.30	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.31	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.32	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.33	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.34	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding Thickeners LV Switchroom	1
8.35	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.36	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.37	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.38	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.39	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.40	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
Variations Pricing_Rev 00

Page 15 of 15 Pages

LGL
MILLION OUNCE PLANT UPGRADE (MOPU) PROJECT
EQUIPMENT SUPPLY TENDER
MOPU-1101
LOW VOLTAGE MCCs & SWITCHROOMS
SECTION IV
FORM OF TENDER

Date:	5/01/2009
Name of Tenderer:	PLUMMERS INDUSTRIES PTY LTD
Proposal Number:	Q 4929
Validity of Proposal:	90 DAYS
Equipment:	MCCS AND SWITCHROOMS
Make:	PI 2000 (MCC’s)
Model:
Type:
Manufacturer:	PLUMMERS INDUSTRIES PTY LTD
Dealer distributor in Country:	PLUMMERS INDUSTRIES PTY LTD QLD

PRICING SUMMARY
MOPU—1101 — Low Voltage MCCs & Switchrooms
Tenderer’s Name: PLUMMERS INDUSTRIES PTY
All prices to be in Australian or US currency (refer clause 4 of Section I Part A)

Currency of Manufacturer’s Quotation

Location of Seller’s Premises	BRISBANE AUSTRALIA
Table 1.1 Cost Breakdown

	UOM	QTY	Unit Cost	Extended
Refer Attached Pricing Schedules

Equipment Options	EA
Special Tools	EA
Extended Warranty Costs (if applicable)	EA
Discount (if any)	EA
Export Packing	EA
Loading to Transport	EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FCA (Incoterms 2000) Point of Manufacture

	UOM	QTY	Unit Cost	Extended
Freight/Logistics Cost Breakdown
Freight to nearest Seaport (Nomiate)	EA
Customs/Port Terminal Charges (if any)	EA
Forward Cover Foreign Currency Risk (if any)	EA
Subtotal FOB (Incoterms 2000) Seaport

TOTAL FOB COST

COMMERCIAL DETAILS
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES PTY LTD
Tenderer’s Proposed Terms of Payment (Include details)
See cover letter
Cancellation Charges (Include details such as schedule and values)
As per progress items claims
Point(s) of Manufacture
Specify City and State (if applicable) for each point(s) of supply
BRISBANE QUEENSLAND
Shipment Location
75 Wolston Road Sumner Park (Using James Eng)
Sub-Suppliers
Provide list of all major/critical components from sub-supplier. State sub-supplier name and location of component manufacture.
SWITCHROOMS — JAMES ENGINEERING BRISBANE

Progress Reports and Schedule
(Detailed design, procurement, manufacturing, assembly, testing, delivery schedule and progress report)
Number of weeks from date of Purchase Order	6 of weeks
Frequency of updates	4 of weeks
Liquidated Damages — Manufacturer’s Proposal, Subject to Assessment by LGL (Include details)
Per Diem Rate (%)
Maximum Amount (%)

Warranties/Guarantees
From date of equipment startup-commissioning (Number of months)	12 of months
From date of final component shipment (Number of months)	18 of months
Extended Warranty
List all extended warranties for the Equipment and components
None available
Extended Warranty Cost (if applicable)
Other Details (Add information if required)

Does the Seller accept the Warranty Terms and Conditions?	Yes ☑
No ☐

COMMERCIAL DETAILS
Drawings, Operators Manuals and Parts Manuals (Where applicable)
Preliminary Engineering Drawings for approval
Number of days from date of Purchase Order
From 6 weeks for first drawing set.

Final Certified Engineering Drawings
Number of days from date of approved preliminary drawings	14 days
Final Certified (Where preliminary drawings are not required for approval)
Number of days from date of Purchase Order
At completion
Operators Manuals (Installation, Operation, Maintenance and Training)
Operator Manuals in addition to requirements outlined in Section I
Additional sets (Indicate cost if applicable)
Electronic sets — CD-R (Indicate cost if applicable)
Parts Manuals (Including Bearings, Seals, and Filter Conversions)
Parts Manuals in addition to requirements outlined in Section I
Additional sets (Indicate cost if applicable)
Electronic sets — CD-R (Indicate cost if applicable)
Quality Assurance/Quality Control (Include details)
Attached
Health, Safety, Environmental & Human Rights Compliance (Include details)
Tools (Special tools required for installation, operation and maintenance of Equipment)

Description	Amount
None Required
Total
Contract Local/Overseas Content

Description	Amount
Plummers Industries is 100% Australian owned and operated
Total Contract Value

COMMERCIAL DETAILS
Additional Items/Details (if required)

ALTERNATIVE TENDER
Tenderer’s Proposed Departures From the Tender Documents
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
All prices to be in Australian or US currency (refer clause 4 of Section I Part A)

Currency of Manufacturer’s Quotation	AUSTRALIA
Tenderer to detail the additional or reduced cost associated with each departure itemised. Tenderer to add additional line items and clarification below if required.

Table 1.2 Technical Departures	UOM	QTY	Unit Cost	Extended
See cover letter	EA
[List item]	EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
                              Subtotal FOB (Incoterms 2000) Seaport _____________________________ +/-

Table 1.3 Commercial Departures	UOM	QTY	Unit Cost	Extended
[List Item]	EA
See cover letter	EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
                              Subtotal FOB (Incoterms 2000) Seaport _____________________________+/-

Table 1.4 Optional Equipment and/or Materials	UOM	QTY	Unit Cost	Extended
Tenderer to indicate if the following design features are considered Standard or Non-Standard equipment items. For all non-standard items, Tenderer to provide cost. Unless otherwise specified it is understood the equipment options below will meet or exceed all technical requirements in Section III. Tenderer to add additional line items and clarification below, if required.

[List Item]	EA
EA
EA
EA
EA
Forward Cover Foreign Currency Risk (if any)	EA
                              Subtotal FOB (Incoterms 2000) Seaport _____________________________+/-
TOTAL FOB COST

COMMERCIAL DETAILS
Equipment Tender # and Description:
Tenderer’s Name:  PLUMMERS INDUSTRIES
Table 2.1 Schedule of Key Dates

Available For
Inspection Or
Item	Tag	Place of Manufacture	Start Manufacture	Testing	Dispatch Ex Works	Delivery Site
(Weeks After Order)
To be discussed at kick off meeting depending on site and client scheduling
Table 2.2 Contractual Delivery Schedule
State delivery in number of weeks from date of Purchase Order for the following:
Manufacture and Supply                            36
Delivery Completion Date                    Oct-09
Table 2.3 Witnessed and Verified Performance Tests
List the Tests that need to be witnessed and verified and detail if the cost of these tests is included in the Tendered Price

Component and Test	Cost Included?		Cost
All final testing and inspections need to be witnessed and verified prior to release.	Yes

See attached ITP

Total Cost:

COMMERCIAL DETAILS

Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
Table 2.3 Equipment Weights and Dimensions

			Weight	Shipping Dimensions
Item	Description	Tag	(kg)	(mm)
1.	SS2850		14000	8.2X 3.8
2.	SS2051		14000	8.2X 3.8
3.	SS2101		18000	12.2 X 5.7
4.	SS2741		18000	12.2 X 6.0
5.	SS2160		16000	15.2 X 5.7
6.	SS2551		2 X 20000	28.2 X 3.2
7.			12000	6.7 X 6.0
8.	SS2932		1X24T,1X12T	20.2 X 6.0,10.2 X 6.0
9.	SS2560		26000	17.2 X 6.4
10.			16000	13.2 X 6.4
11.	SS2000		28000	14.7 X 6.4
12.			12000	8.2 X 6.4
13.	SS2931		1X20T,1X12T	15.5 X 10.4
14.			28000	22.8 X 6.0
15	SS2200		2 X 16000	16.2 X 4.7, 16.2 X 4.7
16			22000	16.2 X 6.6
17	SS2400		2 X 22000	14.2 X 6.0
18			14000	8.2 X 6.0
19
20
21
22
Total Equipment Weight			238000

Total Cubic Measure				0

Total Number of Pieces

Table 2.4 Spare Parts

			Weight	Shipping Dimensions
Item	Description	Tag	(kg)	(mm)
1.
2.
3.
4.
5.
6.
Total Spare Parts Weight			0

Total Cubic Measure				0

Total Number of Pieces

Total shipping weight or cubic measure “Revenue Tonne”

(Revenue Tonne = greater of tonnage or cubic meter)

SPARE PARTS
Equipment Tender # and Description:
Tenderer’s Name: PLUMMERS INDUSTRIES

Spare Parts
Recommended spare parts for one (1) year of Operation
(Tenderer to provide separate list of spare parts in Excel format)
To be advised once MCC design has been completed
Commissioning spare parts
(Tenderer to provide separate list of commissioning parts in Excel format)

Spare Components
(Tenderer to provide pricing for spare components)

Export/Domestic Packing
Freight (to nearest Port of Exit)
Ocean Freight to Port of Entry
Customs/Port Terminal Charges (if any)
Inland Freight to Project Site
TOTAL COST

Parts Discount (This parts discount would apply for all initial spare parts purchased)%

Nearest Service Depot and/or Distributor (State name and address)

Other locations for spare parts support (State name and address)

Approximate value for Equipment spare parts carried at named locations

Recommended major components as consignment stock at Work Site without cost to Buyer
(Tenderer to provide separate list of major components or modules in Excel format)

Recommended list and pricing for all high turnover consumables
(Tenderer to provide separate list of consumables in Excel format)

SPARES

Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
Table 3.1 Commissioning Spares

			Unit Price If	Unit Price If
		Recommended	Purchased With Main	Supplied At Later
Item	Description	Quantity	Order	Date
To be advised once MCC design has been completed

Table 3.2 Capital Spares

			Unit Price If	Unit Price If
		Recommended	Purchased With Main	Supplied At Later
Item	Description	Quantity	Order	Date

AVAILABILITY GUARANTEES
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES

Equipment Availability Guarantees (NHP Equipment)
Year 1
Year 2
Year 3
Year 4
Year 5

Compensation for availability guarantee(s) not being met:
NIL

Conditions of availability guarantees(s):
None

SERVICE & SUPPORT
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES

Technical On-Site Personnel (if Applicable)
Reimbursable Sum per Person from X to Cairns or return (detail point of origin)
Not Applicable

Daily Rates for technical on-Site personnel — detail skills/trades
Not Applicable

Equipment (List required equipment)
Not Applicable

Location of Representation Not Applicable
Number of Representatives Not Applicable
Estimated length of stay Not Applicable
Number/Frequency of visits Not Applicable
Additional Items/Details
Number of Technical On-Site Personnel days available at no cost to Buyer
Nil
Emergency Contact for Technical On-Site requirements (Provide details)

Sub-Contractors
Provide the company names of sub-contractors that would be considered for technical on-Site personnel supply and state their involvement

None

Discounted Labour Rate (In the event of additional work outside the scope of work)

SERVICE & SUPPORT
Product Support (Technical Service and Training)

Outline recommendations for Operator and Maintenance Training Personnel (Provide details)
Not Required
Outline the period Service Personnel will be provided without cost to Buyer. Assume this is an advice/troubleshooting role.
Warranty Period
Outline the period Training Personnel will be provided without cost to Buyer.
Not Required
Cost of Service Personnel (Hourly rate)
Cost of Training Personnel (Hourly rate)

Name and address of Manufacturer’s Representative
— 75 Wolston Road Sumner Park
Identify from which location of Service and Training Personnel will be provided Brisbane or Perth
Identify the preferred location for Component Exchange/Rebuilds (Identify preferred locations) Brisbane
Identify any major components or modules that Tenderer recommends and is prepared to locate in the LGL warehouse as consignment stock at no cost to Buyer

None

Other Details (Add information if required)

TECHNICAL DATA SCHEDULE
Equipment Tender # and Description
Tenderer’s Name: PLUMMERS INDUSTRIES
Table 4.1 Technical Data Schedule

	Weeks After	Vendor Agreement
Item	Award	(Y/N)
DATA WITH TENDER
Preliminary general arrangement drawing	6+
Proposed manufacturing Schedule	6
Recommended commissioning & capital spares	12

DATA AFTER AWARD
Detailed and dimensioned general arrangement drawing including:	12 weeks+
• Lifting details
• Operating and maintenance tolerances
• Piping and electrical interface details
• Itemised list of components
Fixed and firm manufacturing schedule	10.0
Inspection and test plan	6.0
Operating and maintenance manuals:	delivery -2
• Preliminary
• Final
As-built drawings	delivery

From:
Sent:	Friday, 9 January 2009 8:59 AM
To:	MOPU_11
Subject:	FW: MOPU-1101-I Post Tender Query #1
Attachments:	Completed Battery Charger Datasheet.xls; Q 4929 — NHP — MOPU-1101_Pricing
Schedules.xls; Q 4929 -Moeller — MOPU-1101_Pricing Schedules.xls; Q 4929 -
MOPU-1101_Distribution Board Datasheet.xls
I’ve saved these in w drive.
Regards,
Administrative Assistant — Purchasing
Lihir Services Australia Pty Ltd
GPO Box 905, Brisbane QLD 4001
Level 9, 500 Queen St, Brisbane QLD 4000
CONFIDENTIALITY CAUTION AND DISCLAIMER
This message is intended only for the use of the Individual or entity to which it is addressed and contains information that is privileged and confidential. If the reader of this message is not the intended recipient, or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately at (61-7) 3318 3300 and delete the original message. If you are the intended recipient of this message, we remind you that electronic mail on the Internet may not be secure and that this message was not and future messages will not be encrypted or otherwise protected, unless specifically requested, in which case, special arrangements will be made.

From:
Sent: Friday, 9 January 2009 8:00 AM
To:
Cc:
Subject: RE: MOPU-1101-L Post Tender Query #1
Hi
Please find attached D/B data sheets.
I have also attached Battery Charger data sheet, the sheets that were sent with the tender are completed but filled out in the wrong column.
Also attached is the pricing schedule.
As yet I have not received any data sheets for the rooms from either supplier and I have been advised I should see the sheets next Tuesday.
I am sorry if this causes any inconveniences.
Best Regards

From:
Sent: 08 Jnanuary, 2009 3:41 PM

1

To:
Cc:
Subject: MOPU-1101-L Post Tender Query #1
Dear Sir,
To assist us in accessing your tender, could you please provide us with the following files in native (Excel) format.
Switchroom Datasheets (Brice and James Engineering)
Distribution Board Datasheets
Completed Battery Charger Datasheets
Pricing Schedule
We appreciate your attention to this matter at your earliest convenience.
Regards,
Administrative Assistant — Purchasing
Lihir Services Australia Pty Ltd
GPO Box 905, Brisbane QLD 4001
Level 9, 500 Queen St, Brisbane QLD 4000
T:
E:
CONFIDENTIALITY CAUTION AND DISCLAIMER
This message is intended only for the use of the individual or entity to which it is addressed and contains information that is privileged and confidential. If the reader of this message is not the intended recipient, or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately at (61-7) 3318 3300 and delete the original message. If you are the intended recipient of this message, we remind you that electronic mail on the Internet may not be secure and that this message was not and future messages will not be encrypted or otherwise protected, unless specifically requested, in which case, special arrangements will be made.

2

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
			MOTOR CONTROL CENTRES (includes installation of free issued VSD/Soft Str)
1314	MC2001A	SS2001	Primary Crushing MCC A	1
1314	MC2001B	SS2001	Primary Crushing MCC B	1
1315	MC2051	SS2051	Primary Conveyor MCC	1
1316	MC2101	SS2101	Ore Stockpile MCC	1
1825	MC2160	SS2160	wurtol Pumping Station MCC	1
1326	MC2201A	SS2200	Grinding & Classification MCC A	1
1326	MC2201B	SS2200	Grinding & Classification MCC B	1
1343	MC2401A	SS2400	Pressure Oxidation MCC A	1
1343	MC2401B	SS2400	Pressure Oxidation MCC B	1
1343	MC2401C	SS2400	Pressure Oxidation MCC C	1
1343	MC2401D	SS2400	Pressure Oxidation MCC D	1
1351	MC2551A	SS2551	Cyanidation & Adsorption MCC A	1
1351	MC2551B	SS2551	Cyanidation & Adsorption MCC B	1
1560	MC2561A	SS2560	Oxygen Plant MCC A	1
1560	MC2561B	SS2560	Oxygen Plant MCC B	1
1341	MC2741	SS2741	Grinding Thickeners MCC	1
1830	MC2850	SS2850	Process Seawater MCC	1
1780	MC2931	SS2931	Bus E Auxilliary MCC	1
1780	MC2932	SS2932	Bus F Auxilliary MCC	1
			Total Price MCCs

			SWITCHROOMS (James Engineering)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1
1830	SS2850	SS2850	Process Seawater LV Switchroom	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1
1780	SS2931C	SS2931	Bus E HV Switchroom	1
1780	SS2932A	SS2932	Bus F LV Switchroom	1
1780	SS2932B	SS2932	Bus F HV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom VESDA System	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from James Engineering

			SWITCHROOMS (Brice Engineers)
1314	SS2001A	SS2001	Primary Crushing LV Switchroom	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom	1
1326	SS2200A	SS2200	Grinding Area LV Switchroom	1
1326	SS2200B	SS2200	Grinding Area HV Switchroom	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom	1
1830	SS2850	SS2850	Process Seawater LV Switchroom	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom	1
1780	SS2931C	SS2931	Bus E HV Switchroom	1
1780	SS2932A	SS2932	Bus F LV Switchroom	1
1780	SS2932B	SS2932	Bus F HV Switchroom	1
			VESDA Systems
1314	SS2001A	SS2001	Primary Crushing LV Switchroom VESDA System	1
1314	SS2001B	SS2001	Primary Crushing HV Switchroom VESDA System	1
1315	SS2051	SS2051	Primary Conveying LV Switchroom VESDA System	1
1316	SS2101	SS2101	Ore Stockpile LV Switchroom VESDA System	1
1825	SS2160	SS2160	Wurtol Pumping Station LV Switchroom VESDA System	1
1326	SS2200A	SS2200	Grinding Ara LV Switchroom VESDA System	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	SS2200B	SS2200	Grinding Area HV Switchroom VESDA System	1
1343	SS2400A	SS2400	Pressure Oxidation LV Switchroom VESDA System	1
1343	SS2400B	SS2400	Pressure Oxidation HV Switchroom VESDA System	1
1351	SS2551A	SS2551	Cyanidation & Adsorption LV Switchroom VESDA System	1
1351	SS2551B	SS2551	Cyanidation & Adsorption HV Switchroom VESDA System	1
1560	SS2560A	SS2560	Oxygen Plant LV Switchroom VESDA System	1
1560	SS2560B	SS2560	Oxygen Plant HV Switchroom VESDA System	1
1341	SS2741	SS2741	Grinding Thickeners LV Switchroom VESDA System	1
1830	SS2850	SS2850	Process Seawater LV Switchroom VESDA System	1
1780	SS2931A	SS2931	Bus C3, C4 & E LV Switchroom VESDA System	1
1780	SS2931B	SS2931	Bus C3 & C4 HV Switchroom VESDA System	1
1780	SS2931C	SS2931	Bus E HV Switchroom VESDA System	1
1780	SS2932A	SS2932	Bus F LV Switchroom VESDA System	1
1780	SS2932B	SS2932	Bus F HV Switchroom VESDA System	1
			Total Price Switchrooms from Brice Engineers

			DISTRIBUTION BOARDS (Chassis and Panel Only)
1314	DB2001A	SS2001	Primary Crushing LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001B	SS2001	Primary Crushing HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1314	DB2001C	SS200l	Primary Crushing UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1314	DB2001D	SS2001	Primary Crushing Area Distribution Board 72pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1315	DB2051A	SS2051	Primary Conveying LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1315	DB2051B	SS2051	Primary Conveying UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1315	DB2051C	SS2051	Primary Conveying Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1316	DB2101A	SS2101	Ore Stockpile LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1316	DB2101B	SS2101	Ore Stockpile UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s IP42	1
1316	DB2101C	SS2101	Ore Stockpile Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1825	DB2160A	SS2160	Wurtol Pumping Station LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1825	DB2160B	SS2160	Wurtol Pumping Station UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1825	DB2160C	SS2160	Wurtol Pumping Station Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1326	DB2201A	SS2201	Grinding LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201B	SS2201	Grinding HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1326	DB2201C	SS2201	Grinding Area UPS Distribution Board 24 pole 240V, 160A, 20kA/0.2s, IP42	1
1326	DB2201D	SS2201	Grinding Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1343	DB2401A	SS2401	Pressure Oxidation LV Switchroom Light & Power Distribution Board 36 pole, 415V,250A, 20kA/0.2s, IP42	1
1343	DB2401B	SS2401	Pressure Oxidation HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1343	DB2401C	SS2401	Pressure Oxidation UPS Distribution Board 24 pole, 240V,160A, 20kA/0.2s,IP42	1
1343	DB2401D	SS2401	Pressure Oxidation Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1351	DB2551A	SS2551	Cyanidation & Adsorption LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1351	DB2551B	SS2551	Cyanidation & Adsorption HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1

1351	DB2551C	SS2551	Cyanidation & Adsorption UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1351	DB2551D	SS2551	Cyanidation & Adsorption Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1560	DB2561A	SS2560	Oxygen Plant LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561B	SS2560	Oxygen Plant HV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s	1
1560	DB2561C	SS2560	Oxygen Plant UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1560	DB2561D	SS2560	Oxygen Plant Area Distribution Board 72 pole,415v,250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1341	DB2741A	SS2741	Grinding Thickeners LV Switchroom Light & Power Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
1341	DB2741B	SS2741	Grinding Thickeners UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1341	DB2741C	SS2741	Grinding Thickeners Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1830	DB2850A	SS2850	Process Seawater LV Switchroom Light & Power Distribution Board 36 pole, 415V,250A, 20kA/0.2s, IP42	1
1830	DB2850B	SS2850	Process Seawater Area Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931A	SS2931	Bus C3, C4 & E Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2931B	SS2931	Bus C3, C4 & E UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
1780	DB2932A	SS2932	Bus F Light & Power Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
1780	DB2932B	SS2932	Bus F UPS Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
			PC Sum for Fitout of DB’s with Circuit Breakers	PC
			Total Price Distribution Boards

			UNINTERRUPTIBLE POWER SUPPLIES
1314	UP2001	SS2001	Primary Crushing LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1315	UP2051	SS2051	Primary Conveying LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1316	UP2101	SS2101	Ore Stockpile LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1825	UP2160	SS2160	Wurtol Pumping Station LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1326	UP2201	SS2200	Grinding Area LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1343	UP2401	SS2400	Pressure Oxidation LV Switchroom UPS 12kVA, 415V three phase in,240V single phase out	1
1351	UP2551	SS2551	Cyanidation & Absorption LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1560	UP2561	SS2560	Oxygen Plant LV Switchroom UPS 12kVA, 415V three phase in, 240V single phase out	1
1341	UP2741	SS2741	Grinding Thickeners LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2931	SS2931	Bus C3, C4 & E LV Switchroom UPS 8kVA, 415V three phase in, 240V single phase out	1
1780	UP2932	SS2932	Bus F LV Switchroom UPS 8kVA 415V three phase in, 240V single phase out	1
			Total Price UPS

			Control Panels
1314	CP2001A	SS2001	Primary Crushing LV Switchroom DCS Panel A	1
1314	CP2001B	SS2001	Primary Crushing LV Switchroom DCS Panel B	1
1315	CP2051	SS2051	Primary Conveying LV Switchroom DCS Panel	1
1316	CP2101	SS2101	Ore Stockpile LV Switchroom DCS Panel	1
1326	CP2201A	SS2200	Grinding Area LV Switchroom DCS Panel A	1
1326	CP2201B	SS2200	Grinding Area LV Switchroom DCS Panel B	1
1343	CP2401A	SS2400	Pressure Oxidation LV Switchroom DCS Panel A	1
1343	CP2401B	SS2400	Pressure Oxidation LV Switchroom DCS Panel B	1
1351	CP2551A	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel A	1
1351	CP2551B	SS2551	Cyanidation & Absorption LV Switchroom DCS Panel B	1
1560	CP2560A	SS2560	Oxygen plant LV Switchroom DCS Panel A	1
1560	CP2560B	SS2560	Oxygen Plant LV Switchroom DCS Panel B	1
1341	CP2741	SS2741	Grinding Thickeners LV Switchroom DCS Panel	1
1825	CP2160	SS2160	Wurtol Pumping Station LV Switchroom PLC Panel	1
1780	CP2931A	SS2931	Bus C3, C4 & E HV Switchroom PLC Panel	1
1780	CP2932A	SS2932	Bus F HV Switchroom PLC Panel	1
1560	CP2603	SS2560	PC Sum for Installation of Oxygen Plant Hardwired Emergency Trip Panel	PC
1830	CP2850	SS2850	PC Sum for Installation of Process Seawater LV Switchroom Control Panel	PC
			PC Sum for Internal Marshalling of 13 DCS Panels	PC
			PC Sum for Cabling of 18 Panels Within Switchrooms	PC
			PC Sum for Installation of 19” RM FOBOTs in LV Switchrooms	PC
			Total Price Control Panels

			BATTERY CHARGER SYSTEMS
1314	BC2000	SS2001	Primary Crushing HV Switchroom 48VDC, 70Ahr	1
1326	BC2200	SS2200	Grinding Area HV Switchroom 48VDC, 70Ahr	1
1343	BC2400	SS2400	Pressure Oxidation HV Switchroom 48VDC, 70Ahr	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1351	BC2550	SS2551	Cyanidation & Absorption HV Switchroom 48VDC, 70Ahr	1
1560	BC2560	SS2560	Oxygen Plant HV Switchroom 48VDC, 160Ahr	1
1780	BC2900	SS2931	Bus C3 & C4 HV Switchroom 48VDC, 160Ahr	1
1780	BC2931	SS2931	Bus E HV Switchroom 48VDC, 230Ahr	1
1780	BC2932	SS2932	Bus F HV Switchroom 48VDC, 230Ahr	1
			Total Price Battery Charger Systems

			HV SWITCHBOARDS
1314	SW2000	SS2001	Primary Crushing 11kV Switchboard	1
1314	SW2001	SS2001	HGO Crusher 3.3kV Switchboard	1
1326	SW2200	SS2200	Grinding Area 11kV Switchboard	1
1343	SW2400	SS2400	Pressure Oxidation 11kV Switchboard	1
1351	SW2550	SS2551	Cyanidation & Absorption 11kV Switchboard	1
1560	SW2560	SS2560	Oxygen Plant 11kV Switchboard	1
1780	SW2900	SS2931	Bus C3 & C4 11kV Switchboard	1
1780	SW2931	SS2931	Bus E 33kV Switchboard	1
1780	SW2932	SS2932	Bus F 33kV Switchboard	1
			Total Price HV Switchboards

			HV REMOTE SWITCHING PANELS
1314	CP2000	SS2001	Primary Crushing 11kV & 3.3kV Remote Switching Panel	1
1326	CP2200	SS2200	Grinding Area 11kV Remote Switching Panel	1
1343	CP2400	SS2400	Pressure Oxidation 11kV Remote Switching Panel	1
1351	CP2550	SS2551	Cyanidation & Absorption 11kV Remote Switching Panel	1
1560	CP2560	SS2560	Oxygen Plant 11kV Remote Switching Panel	1
1780	CP2900	SS2931	Bus C3 & C4 11kV Remote Switching Panel	1
1780	CP2900A	SS2931	Bus C3 & C4 11kV Tariff Metering Panel	1
1780	CP2931	SS2931	Bus E 33kV Remote Switching Panel	1
1780	CP2932	SS2932	Bus F 33kV Remote Switching Panel	1
			PC Sum for Cabling of 9 Panels Within Switchrooms	PC
			Total Price HV Remote Switching Panels

			FLOOR MOUNTED VSDs
1314	FD2001	SS2001	Primary Apron Feeder VSD 315kW	1
1315	FD2003	SS2101	HGO Apron Feeder No.1 VSD 55kW	1
1315	FD2004	SS2101	HGO Apron Feeder No.2 VSD 55kW	1
1315	FD2005	SS2101	HGO Emergency Apron Feeder VSD 55kW	1
1825	PU2161	SS2160	Wurtol Raw Water Pump No.1 VSD 600kW	1
1825	PU2162	SS2160	Wurtol Raw Water Pump No.2 VSD 600kW	1
1825	PU2163	SS2160	Wurtol Raw Water Pump No.3 VSD 600kW	1
1326	PU2030	SS2200	Pre-oxidation Feed Pump No.1 VSD 185kW	1
1326	PU2031	SS2200	Pre-oxidation Feed Pump No.2 VSD 185kW	1
1326	PU2040	SS2200	Cyclone Overflow Transfer Pump No.1 VSD 400kW	1
1326	PU2041	SS2200	Cyclone Overflow Transfer Pump No.2 VSD 400kW	1
1326	PU2042	SS2200	Cyclone Overflow Transfer Pump No.3 VSD 400kW	1
1326	PU2043	SS2200	Cyclone Overflow Transfer Pump No.4 VSD 400kW	1
1326	PU2021	SS2200	Cyclone Feed Pump No.1 VSD 525kW	1

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
1326	PU2022	SS2200	Cyclone Feed Pump No.2 VSD 525kW	1
1343	PU2741	SS2400	Autoclave Feed Booster Pump VSD 185KW	1
1343	AG2245	SS2400	Autoclave No.4 Compartments 3-6 Agitator VSD 200kW	1
1343	PU2123	SS2400	Flashed Slurry Forwarding Pump No.1 VSD 200kW	1
1343	PU2124	SS2400	Flashed Slurry Forwarding Pump No.2 VSD 200kW	1
1343	PU2125	SS2400	Flashed Slurry Forwarding Pump No.3 VSD 200kW	1
1343	AG2241	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400KW	1
1343	AG2242	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400KW	1
1343	AG2243	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400KW	1
1343	AG2244	SS2400	Autoclave No.4 Compartments 1A-1C Agitator VSD 400KW	1
1343	PU2033	SS2400	Autoclave Feed Pump No.1 VSD 600kW	1
1343	PU2034	SS2400	Autoclave Feed Pump No.2 VSD 600kW	1
1351	PU2105	SS2551	Lime Recirculation Pump VSD 30kW	1
1351	PU2058	SS2551	Leach Trash Screen Feed Pump VSD 110kW	1
1351	PU2212	SS2551	CIL Tails Pump No.1 VSD 315kW	1
1351	PU2213	SS2551	CIL Tails Pump No.2 VSD 315kW	1
1560	P440A	SS2560	LOX Process Pump A VSD 150kW	1
1560	P440B	SS2560	LOX Process Pump B VSD 150kW	1
1341	PU2026	SS2741	Grinding Thickener No.1 U/F Pump No.1 VSD 75kW	1
1341	PU2027	SS2741	Grinding Thickener No.1 U/F Pump No.2 VSD 75kW	1
1341	PU2028	SS2741	Grinding Thickener No.2 U/F Pump No.1 VSD 525kW	1
1341	PU2029	SS2741	Grinding Thickener No.2 U/F Pump No.2 VSD 525kW	1
			Total Price VSDs

			LOCAL CONTROL STATIONS (Supply price for each even if quantity is 0)
	LCS-01		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	174
	LCS-02		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <55kW)	5
	LCS-03		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <90kW)	14
	LCS-04		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <185kW)	13
	LCS-05		80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <30kW)	6
	LCS-06		125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <55kW)	7
	LCS-07		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <90kW)	2
	LCS-08		400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <185kW)	7
	LCS-09		Local control station with start pushbutton, emergency stop button and labels (no isolator)	21
	LCS-10		Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	25
	LCS-11		Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	2

Area	Tag No.	Location	Description	Quantity	Supply (Unit)	Supply	Install (Unit)	Install	Total
	LCS-12		80 amp, 3 pole isolator only	19
	LCS-13		125 amp, 3 pole isolator only	2
	LCS-14		200 amp, 3 pole isolator only	0
	LCS-15		400 amp, 3 pole isolator only	0
	LCS-16		80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	0
	LCS-17		80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	0
	LCS-18		Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency slop button and labels (include male decontactor)	7
	LCS-19		Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	34
	LCS-20		Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	3
	LCS-21		Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	2
	LCS-CONV		200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	3
	LCS-SLEW		80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	0
	LCS-ES		Lock-off emergency stop pushbutton only	1
			Total Price Local Control Stations

			Drawings and Documentation	Lot
			Packaging	Lot
			Lifting Equipment	Lot
			Inland Freight to Port	Lot
			Total Drawings / Packaging / Transport

			Total MCC & Switchrooms (without Options)

			RECOMMENDED OPTIONS
				1
				1
				1
				1
				1
				1

			Total MCC & Switchrooms (with Options)

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
SCHEDULE OF PRICES
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC DOL STARTERS

Item No.	Module Type	Module Description	Qty	Price
1.1	0.37kW DOL	1 x 0.37kW DOL Starter	1
1.2	0.55kW DOL	1 x 0.55kW DOL Starter	1
1.3	1.1kWDOL	1 x 1.1kW DOL Starter	1
1.4	1.5kW DOL	1 x1.5kW DOL Starter	1
1.5	2.2kW DOL	1 x 2.2kW DOL Starter	1
1.6	3kW DOL	1 x 3kW DOL Starter	1
1.7	4kW DOL	1 x 4kW DOL Starter	1
1.8	5.5kW DOL	1 x 5.5kW DOL Starter	1
1.9	7.5kW DOL	1 x 7.5kW DOL Starter	1
1.10	11kW DOL	1 x 11kW DOL Starter	1
1,11	15kW DOL	1 x 15kW DOL Starter	1
1.12	18.5kW DOL	1 x 18.5kW DOL Starter	1
1.13	22kW DOL	1 x 22kW DOL Starter	1
1.14	30kW DOL	1 x 30kW DOL Starter	1
1.15	37kW DOL	1 x 37kW DOL Starter	1
1.16	45kW DOL	1 x 45kW DOL Starter	1
1.17	55kW DOL	1 x 55kW DOL Starter	1
1.18	75kW DOL	1 x 75kW DOL Starter	1
1.19	90kW DOL	1 x 90kW DOL Starter	1
1.20	110kW DOL	1 x 110kW DOL Starter	1
1.21	132kW DOL	1 x 132kW DOL Starter	1
1.22	150kW DOL	1 x 150kW DOL Starter	1
1.23	185kW DOL	1 x 185kW DOL Starter	1
1.24	200kW DOL	1 x 200kW DOL Starter	1
1.25	220kW DOL	1 x 220kW DOL Starter	1
1.26	250kW DOL	1 x 250kW DOL Starter	1
1.27	280kW DOL	1 x 280kW DOL Starter	1
1.28	315kW DOL	1 x 315kW DOL Starter	1
1.29	355kW DOL	1 x 355kW DOL Starter	1
1.30	400kW DOL	1 x 400kW DOL Starter	1
1.31	450kW DOL	1 x 450kW DOL Starter	1
1.32	500kW DOL	1 x 500kW DOL Starter	1
1.33	560kW DOL	1 x 560kW DOL Starter	1
1.34	630kW DOL	1 x 630kW DOL Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC VSD MODULES
Installation Only. All VSDs are free issued.

Item No.	Module Type	Module Description	Qty
2.1	0.55kW VSD	1 x 0.55kW VSD Starter	1
2.2	1.1kW VSD	1 x 1.1kW VSD Starter	1
2.3	1.5kW VSD	1 x 1.5kW VSD Starter	1
2.4	2.2kW VSD	1 x 2.2kW VSD Starter	1
2.5	3.7kW VSD	1 x 3.7kW VSD Starter	1
2.6	5.5kW VSD	1 x 5.5kW VSD Starter	1
2.7	7.5kW VSD	1 x 7.5kW VSD Starter	1
2.8	11kW VSD	1 x 11kW VSD Starter	1
2.9	15kW VSD	1 x15kW VSD Starter	1
2.10	18.5kW VSD	1 x 18.5kW VSD Starter	1
2.11	22kW VSD	1 x 22kW VSD Starter	1
2.12	30kW VSD	1 x 30kW VSD Starter	1
2.13	37kW VSD	1 x 37kW VSD Starter	1
2.14	45kW VSD	1 x 45kW VSD Starter	1
2.15	55kW VSD	1 x 55kW VSD Starter	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 9 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Module Type	Module Description	Qty	Price
2.16	75kW VSD	1 x 75kW VSD Starter	1
2.17	90kW VSD	1 x 90kW VSD Starter	1
2.18	110kW VSD	1 x 110kW VSD Starter	1
2.19	132kW VSD	1 x 132kW VSD Starter	1
2.20	150kW VSD	1 x150kW VSD Starter	1
2.21	185kW VSD	1 x 185kW VSD Starter	1
2.22	220kW VSD	1 x 220kW VSD Starter	1
2.23	280kW VSD	1 x 280kW VSD Starter	1
2.24	315kW VSD	1 x 315kW VSD Starter	1
2.25	355kW VSD	1 x 355kW VSD Starter	1
2.26	400kW VSD	1 x 400kW VSD Starter	1
2.27	450kW VSD	1 x 450kW VSD Starter	1
2.28	500kW VSD	1 x 500kW VSD Starter	1
2.29	630kW VSD	1 x 630kW VSD Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC SOFT STARTER MODULES
Installation Only. All soft starters are free issued.

Item No.	Module Type	Module Description	Qty
3.1	132kW SSD	1 x 132kW Soft Starter	1
3.2	150kW SSD	1 x 150kW Soft Starter	1
3.3	160kW SSD	1 x 160kW Soft Starter	1
3.4	185kW SSD	1 x 185kW Soft Starter	1
3.5	220kW SSD	1 x 220kW Soft Starter	1
3.6	250kW SSD	1 x 250kW Soft Starter	1
3.7	280kW SSD	1 x 280kW Soft Starter	1
3.8	315kW SSD	1 x 315kW Soft Starter	1
3.9	355kW SSD	1 x 355kW Soft Starter	1
3.10	400kW SSD	1 x 400kW Soft Starter	1
3.11	450kW SSD	1 x 450kW Soft Starter	1
3.12	500kW SSD	1 x 500kW Soft Starter	1
3.13	630kW SSD	1 x 630kW Soft Starter	1
VARIATIONS FOR ADDITIONS AND DELETIONS for MCC FEEDER/INCOMER MODULES

Item No.	Module Type	Module Description	Qty
4,1	40 F	1 x 40 Amp Circuit Breaker Feeder Module	1
4.2	63 F	1 x 63 Amp Circuit Breaker Feeder Module	1
4.3	100 F	1 x 100 Amp Circuit Breaker Feeder Module	1
4.4	160 F	1 x 160 Amp Circuit Breaker Feeder Module	L
4.5	200 F	1 x 200 Amp Circuit Breaker Feeder Module	1
4.6	250 F	1 x 250 Amp Circuit Breaker Feeder Module	1
4.7	400 F	1 x 400 Amp Circuit Breaker Feeder Module	1
4.8	630 F	1 x 630 Amp Circuit Breaker Feeder Module	1
4.9	1250 F	1 x 1250 Amp Circuit Breaker Feeder Module	1
4.10	40 F/C	1 x 40 Amp Circuit Breaker Feeder/Contactor Module	1
4.11	63 F/C	1 x 63 Amp Circuit Breaker Feeder/Contactor Module	1
4.12	100 F/C	1 x 100 Amp Circuit Breaker Feeder/Contactor Module	1
4.13	160 F/C	1 x 160 Amp Circuit Breaker Feeder/Contactor Module	1
4.14	200 F/C	1 x 200 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	250 F/C	1 x 250 Amp Circuit Breaker Feeder/Contactor Module	1
4.16	400 F/C	1 x 400 Amp Circuit Breaker Feeder/Contactor Module	1
4.17	630 F/C	1 x 630 Amp Circuit Breaker Feeder/Contactor Module	1
4.18	1250 F/C	1 x 1250 Amp Circuit Breaker Feeder/Contactor Module	1
4.15	800 IC	1 x 800 Amp Air Circuit Breaker Incomer	1
4.16	1600 IC	1 x 1600 Amp Air Circuit Breaker Incomer	1
4.17	3200 IC	1 x 3200 Amp Air Circuit Breaker Incomer	1
4.18	4000 IC	1 x 4000 Amp Air Circuit Breaker Incomer	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 10 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR ADDITIONS AND DELETIONS for LCS TYPES

Item No.	LCS Type	Description	Qty	Price
5.1	LCS-1	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	1
5.2	LCS-2	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <55kW)	1
5.3	LCS-3	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <90kW)	1
5.4	LCS-4	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <185kW)	1
5.5	LCS-5	80 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <30kW)	1
5.6	LCS-6	125 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <55kW)	1
5.7	LCS-7	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <90kW)	1
5.8	LCS-8	400 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton and labels (VSD motors <185kW)	1
5.9	LCS-9	Local control station with start pushbutton, emergency stop button and labels (no isolator)	1
5.10	LCS-10	Local control station with start pushbutton, stop pushbutton, emergency stop button and labels (no isolator)	1
5.11	LCS-11	Local control station with forward pushbutton, reverse pushbutton, emergency stop button and labels (no isolator)	1
5.12	LCS-12	80 amp, 3 pole isolator only	1
5.13	LCS-13	125 amp, 3 pole isolator only	1
5.14	LCS-14	200 amp, 3 pole isolator only	1
5.15	LCS-15	400 amp, 3 pole isolator only	1
5.16	LCS-16	80 amp, 6 pole isolator, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	1
5.17	LCS-17	80 amp, 6 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	1
5.18	LCS-18	Local control station with 32 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.19	LCS-19	Local control station with 63 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.20	LCS-20	Local control station with 125 amp decontactor, 2 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5,21	LCS-21	Local control station with 200 amp decontactor, 4 pilot pins, start pushbutton, emergency stop button and labels (include male decontactor)	1
5.22	LCS-CONV	200 amp, 3 pole isolator, lock-off emergency stop, start pushbutton, stop pushbutton, larger box, extra terminals and labels	1
5.23	LCS-SLEW	80 amp, 3 pole isolator, reverse, lock-off emergency stop, start pushbutton and labels (DOL motors <30kW)	1
5.24	LCS-ES	Lock-off emergency stop pushbutton only	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 11 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule
VARIATIONS FOR DISTRIBUTION BOARDS

Item No.	Description	Qty	Price
6.1	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42 with Lighting Control Section	1
6.2	Distribution Board 72 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.3	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42	1
6.4	Distribution Board 36 pole, 415V, 250A, 20kA/0.2s, IP42, with Lighting Control Section	1
6.5	Distribution Board 24 pole, 240V, 160A, 20kA/0.2s, IP42	1
6.6	Install one single pole, 10 amp circuit breaker	1
6.7	Install one single pole, 16 amp circuit breaker	1
6.8	Install one single pole, 10 amp circuit breaker with 30mA earth leakage	1
6.9	Install one single pole, 16 amp circuit breaker with 30mA earth leakage	1
6.10	Install one single pole, 10 amp circuit breaker with 100mA earth leakage	1
6.11	Install one single pole, 16 amp circuit breaker with 100mA earth leakage	1
6.12	Install one three pole, 16 amp circuit breaker	1
6.13	Install one three pole, 16 amp circuit breaker with 30mA earth leakage	1
6.14	Install one three pole, 16 amp circuit breaker with 300mA earth leakage	1
6.15	Install one three pole, 20 amp circuit breaker	1
6.16	Install one three pole, 20 amp circuit breaker with 30mA earth leakage
6.17	Install one three pole, 20 amp circuit breaker with 100mA earth leakage
6.18	Install one three pole, 32 amp circuit breaker
6.19	Install one three pole, 32 amp circuit breaker with 30mA earth leakage
6.20	Install one three pole, 32 amp circuit breaker with 100mA earth leakage
6.21	Install one three pole, 63 amp circuit breaker
6.22	Install one three pole, 63 amp circuit breaker with 30mA earth leakage
6.23	Install one three pole, 63 amp circuit breaker with 100mA earth leakage
OPTIONAL PRICING FOR SWITCHROOM GAS SUPPRESSION SYSTEM

Item No.	Supplier	Description	Qty
7.1	James Engineering	Gas Suppression System, Primary Crushing LV Switch room	1
7.2	James Engineering	Gas Suppression System, Primary Crushing HV Switch room	1
7.3	James Engineering	Gas Suppression System, Primary Conveying LV Switch room	1
7.4	James Engineering	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.5	James Engineering	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 12 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.6	James Engineering	Gas Suppression System, Grinding LV Switchroom	1
7.7	James Engineering	Gas Suppression System, Grinding HV Switchroom	1
7.8	James Engineering	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.9	James Engineering	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.10	James Engineering	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.11	James Engineering	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.12	James Engineering	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.13	James Engineering	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.14	James Engineering	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.15	James Engineering	Gas Suppression System, Process Seawater LV Switchroom	1
7.16	James Engineering	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.17	James Engineering	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
7.18	James Engineering	Gas Suppression System, Bus E HV Switchroom	1
7.19	James Engineering	Gas Suppression System, Bus F LV Switchroom	1
7.20	James Engineering	Gas Suppression System, Bus F HV Switchroom	1
7.21	Brice Engineers	Gas Suppression System, Primary Crushing LV Switchroom	1
7.22	Brice Engineers	Gas Suppression System, Primary Crushing HV Switchroom	1
7.23	Brice Engineers	Gas Suppression System, Primary Conveying LV Switchroom	1
7.24	Brice Engineers	Gas Suppression System, Ore Stockpile LV Switchroom	1
7.25	Brice Engineers	Gas Suppression System, Wurtol Pumping Station LV Switchroom	1
7.26	Brice Engineers	Gas Suppression System, Grinding LV Switchroom	1
7.27	Brice Engineers	Gas Suppression System, Grinding HV Switchroom	1
7.28	Brice Engineers	Gas Suppression System, Pressure Oxidation LV Switchroom	1
7.29	Brice Engineers	Gas Suppression System, Pressure Oxidation HV Switchroom	1
7.30	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption LV Switchroom	1
7.31	Brice Engineers	Gas Suppression System, Cyanidation & Adsorption HV Switchroom	1
7.32	Brice Engineers	Gas Suppression System, Oxygen Plant LV Switchroom	1
7.33	Brice Engineers	Gas Suppression System, Oxygen Plant HV Switchroom	1
7.34	Brice Engineers	Gas Suppression System, Grinding Thickeners LV Switchroom	1
7.35	Brice Engineers	Gas Suppression System, Process Seawater LV Switchroom	1
7.36	Brice Engineers	Gas Suppression System, Bus C3, C4 & E LV Switchroom	1
7.37	Brice Engineers	Gas Suppression System, Bus C3 & C4 HV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 13 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
7.38	Brice Engineers	Gas Suppression System, Bus E HV Switchroom	1
7.39	Brice Engineers	Gas Suppression System, Bus F LV Switchroom	1
7.40	Brice Engineers	Gas Suppression System, Bus F HV Switchroom	1
OPTIONAL PRICING FOR 2 HOUR FIRE RATING OF SWITCHROOM WALLS
For Wall Adjacent to (or Floor Above) Transformers.

Item No.	Supplier	Description	Qty	Price
8.1	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.2	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.3	James Engineering	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.4	James Engineering	Two (2) hour fire rating of Switchroom Walls, Ore Stockpile LV Switchroom	1
8.5	James Engineering	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
8.6	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.7	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.8	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.9	James Engineering	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.10	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.11	James Engineering	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.12	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.13	James Engineering	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.14	James Engineering	Two (2) hour fire rating of Switchroom Walls, Grinding Thickener LV Switchroom	1
8.15	James Engineering	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.16	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.17	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.18	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.19	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.20	James Engineering	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
8.21	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing LV Switchroom	1
8.22	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Crushing HV Switchroom	1
8.23	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying LV Switchroom	1
8.24	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Primary Conveying & Ore Stockpile LV Switchroom	1
8.25	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Wurtol Pumping Station LV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 14 of 15 Pages

LIHIR MOPU Project
MOPU-1101 MCCs and Switchrooms
Variations Pricing Schedule

Item No.	Supplier	Description	Qty	Price
8.26	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding LV Switchroom	1
8.27	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding HV Switchroom	1
8.28	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation LV Switchroom	1
8.29	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Pressure Oxidation HV Switchroom	1
8.30	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption LV Switchroom	1
8.31	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Cyanidation & Adsorption HV Switchroom	1
8.32	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant LV Switchroom	1
8.33	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Oxygen Plant HV Switchroom	1
8.34	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Grinding Thickeners LV Switchroom	1
8.35	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Process Seawater LV Switchroom	1
8.36	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3, C4 & E LV Switchroom	1
8.37	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus C3 & C4 HV Switchroom	1
8.38	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus E HV Switchroom	1
8.39	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F LV Switchroom	1
8.40	Brice Engineers	Two (2) hour fire rating of Switchroom Walls, Bus F HV Switchroom	1
Variations Pricing_Rev 00
Q 4929 — NHP — MOPU-1101_Pricing Schedules Page 15 of 15 Pages

From:
Sent:	Friday, 30 January 2009 8:30 AM
To:	MOPU_11
Subject:	RE: MOPU-1101-L Post Tender Technical Query
Attachments:	MOPU-1101_02 Technical Query Plummers.doc; Copy of Revised MOPU-1101_UPS Datasheet.xls; Rubber Matting.xls
Hi
Please find attached answers as per our meeting.
If you have any other queries, do not hesitate to call.
Best Regards.
Plummers Industries
+  Postal: 75, Wolston Road Sumner Park QLD 4074
(  Tel:
2  Fax:
*  E-mail:
From:          [mailto:          ]
Sent: 22 January, 2009 9:32 AM
To:
Cc: mopu_0801@lglgold.com;
Subject: MOPU-1101-L Post Tender Technical Query
Dear Sir,
Please find attached post tender technical query for your information and action.
Please submit your response at our meeting on 28 January 2009.
Regards,
Lihir Services Australia Pty Ltd
GPO Box 905, Brisbane QLD 4001
Level 9, 500 Queen St, Brisbane QLD 4000
T:
F:
E:

1

BEC Engineering Pty Ltd	TECHNICAL QUERY

PROJECT:	LIHIR MOPU PROJECT	TQ No:	1101-02
CLIENT:	LIHIR SERVICES AUSTRALIA PTY LTD	Date Raised:	20/01/2009
JOB NO:	8062	Response Req’d:	28/01/2009

ATTENTION:	Plummers -
SUBJECT:	TQ for package MOPU-1101 LV MCCs and Switchrooms
REFERENCE DOCS:

TECHNICAL QUERY

MCC
1.	No PCS marshalling tier will be included in these MCCs. Terminals will be installed in the cable zone of each tier. If the 500 terminals per MCC specified in the datasheets is in addition to those terminals then please provide a cost impact of removing them from the offer. Please delete per MCC

2.	Specify the rated power frequency insulation, BIL voltages and temperatures for the MCCs offered. As per data sheets

3.	Specify the neutral busbar current ratings offered. As per data sheets

4.	Specify the total transport sizes for the MCCs offered. As per data sheets

5.	Complete the data sheet entries for CVTs, SMPS and specify the class of CTs offered. As per data sheets

6.	Confirm all MCC incomer ratings and model numbers. Some appear to be in error. As per data sheets

7.	Confirm that when coordination charts can be obtained from Moeller, that type 2 coordination will be achieved at no cost impact. Cant confirm, Moeller do not have a type 2 chart in any of their manuals or test certificate as proof. Plummers contacted Moeller in Brisbane and confirmed they do not have one.
UPS
8.	64 x 12V/7Ah batteries were specified for the 8KVA UPS, to provide 30 minutes backup time at full load (as per table found at http://www.powerware.com.au/australia/ups/9155_specs.asp#battery%20cabinets). Your offer of 96 x 12V/7Ah provides excessive backup time (presumably at increased cost). Please review your choice and consider providing the battery configuration specified and adjusting pricing accordingly. Please delete per 8kVA UPS

9.	The total transport size for the UPS units is less than the size of the batteries. Please review and adjust accordingly. See new data sheets

10.	According to the manufacturers data (see

BEC Engineering Pty Ltd	TECHNICAL QUERY

http://www.powerware.com.au/australia/ups/9155_specs.asp#battery%20cabinets), the total weight of the UPS and 2 battery units (each 32 x 12V/7Ah) should be approximately 265kg. Please review and confirm your quoted weights. See revised attached data sheets
Distribution Board
11.	Confirm that CIRLOCK lockouts will be provided on Distribution Boards and provide details for the DB door lock type and CB earth leakage settings.
A No Circlock has been allowed for add pole. (QTY yet to be determined) E/L as required.
12.	Confirm that the 36 and 72 pole DBs will have a busbar rating of 250A/415V and a 250A isolator. Confirmed
Battery Charger
13.	Confirm whether the Battery Chargers can have Modbus TCP communications and state any cost impact. Already Included

14.	Confirm that the Battery Chargers will have contacts available for external signals and specify the number. Yes, Alarm card included — 6 x voltage free contacts user programmable

15.	Specify the panel and plinth materials for the Battery Chargers. Cubicle is 2mm steel and Base is 100 x 50 x 5mm channel Sides only

16.	Confirm the dimensions and weights of the Battery Chargers.

BC70AHR	750W x 750D x 1205	160kgs
BC160AHR	750W x 750D x 1605	300kgs
BC230AHR	750W x 750D x 1605	420kgs
Switchroom
17.	Where is ex-factory for the Brice Engineers Switchrooms? Brice Engineers have confirmed they will lease suitable workshop facilities in Townsville, this will provide adequate room for building trades to work on switchrooms progressively. Brice eng revised pricing will include the facility costs.

18.	If the above location is different to Brisbane, please provide installation costs for installing equipment in the Brice Engineers Switchrooms. To be forwarded with Brices revised pricing.

19.	Confirm that Switchroom earth bars have been included in James Engineering’s offer. Included already

20.	Confirm that LV rescue kits Yes, rubber mats NO and cupboards Yes have been included in James Engineering’s offer. If not, please state the cost impact of including them. Desks and chairs YES. See attached mat pricing.

21.	Confirm the number of A/C supply cables and isolator switches installed in each Switchroom in James Engineering’s offer. It appears that 6 of each have been allowed

BEC Engineering Pty Ltd	TECHNICAL QUERY

for, regardless of the number of A/C units. Please state any cost impact to rectify this. Yes already included, isolators have been allowed for as per A/C quantities as per data sheets.
22.	Provide details of all subcontractors to be used by Brice Engineers. Electrical installation : Plummers Industries
HVAC : MVO Airconditioning
Fire Detection and Protection : Premier Fire
23.	Provide a cost for lifting equipment from both James Engineering and Brice Engineers. James’s for two spreader bars from James’s, does not include chains and hooks need to come from the riggers

24.	Provide a cost for LV rescue kits, rubber mats, desks, chairs and cupboards, as specified, from Brice Engineers. Brice will submit a revised price as soon as possible.

25.	Provide details and cost for signage, as specified, from Brice Engineers. Brice will submit a revised price as soon as possible.

26.	Provide details and cost for skirting, as specified, from Brice Engineers. Brice will submit a revised price as soon as possible.

27.	Provide details and cost for cable gland boxes to be mounted below MCCs, as specified, from Brice Engineers. Plummers already included in MCC price

28.	Provide a cost for rain hoods to be mounted above switchrooms doorways, as specified (and drawings were issued during the tender period), from Brice Engineers. Brice will submit a revised price as soon as possible.

29.	Provide a cost for automatic closers and panic bars to be fitted to switchroom doors, as specified, from Brice Engineers. Brice will submit a revised price as soon as possible.

30.	Provide a cost for services design drawings from Brice Engineers. Brice will submit a revised price as soon as possible.

31.	The cabling allowed for from the Battery Chargers to HV Panels by Brice Engineers is inadequate. Please provide a cost impact for increasing the number of cores or cables. Plummers will include in revised install price.

32.	Provide details of the A/C mountings by Brice Engineers, including location of units. It appears that units may be too large to mount on the roof of some switchrooms. Brice are reviewing design and should incorporate in new price. (conforming bid)

33.	There is conflict in the documentation from Brice Engineers about the number, type and size of A/C units. Please confirm these details. Brice are reviewing design and should incorporate in new price. (conforming bid)

34.	Confirm whether steel doors specified by Brice Engineers are stainless. Provide a model/part number for the doors. Brice are reviewing design and should incorporate in new price. (conforming bid)

BEC Engineering Pty Ltd	TECHNICAL QUERY

SUBMITTED BY:	SIGNED:
ANSWER
As discussed in the meeting, Plummers Industries will be doing the install work in both cases.
An additional site cost will be incurred if installation is in Townsville
Brice Engineering must confirm if they are able to submit a fully conforming bid and confirm what facilities they can provide.
Some free issued equipment will need to be directly sent to Brice in Townsville.
All free issue gear for James Eng offer will be shipped to and stored at Plummers Industries facility’s in Sumner Park.

ANSWERED BY:	SIGNED:

SwitchRoom	Mtrs	$ per MTR	Total
SS2000 415V mat 11kV mat 33kV mat

SS2051 415V mat 11kV mat 33kV mat

SS2101 415V mat 11kV mat 33kV mat

SS2160 415V mat 11kV mat 33kV mat

SS2200 415V mat 11kV mat 33kV mat

SS2400 415V mat 11kV mat 33kV mat

SS2551 415V mat 11kV mat 33kV mat

SS2560 415V mat 11kV mat 33kV mat

SS2931 415V mat 11kV mat 33kV mat

SS2932 415V mat 11kV mat 33kV mat

SS2741 415V mat

SwitchRoom	Mtrs	$ per MTR	Total
11kV mat 33kV mat

SS2850 415V mat 11kV mat 33kV mat

Variation Prices: per Meter 415V mat 11kV mat 33kV mat

From:
Sent:	Monday, 2 March 2009 2.47 PM
To:
Cc:	MOPU_0801
Subject:	RE: MOPU-1101-L LV MCCs and Switchroom — Post Tender Technical Query
Attachments:	Spares.xls
Hi
Please find attached spares list.
I don’t think you will require commissioning spares as we will be testing all the equipment in our workshop prior to delivery. If any equipment fails in this time we will be replacing from our stock and installing before shipment.
Best Regards,
Plummers Industries
+  Postal: 75, Wolston Road Sumner Park QLD 4074
(  Tel:
2  Fax:
*  E-mail:
From:
Sent: 27 February, 2009 1:27 PM
To:
Cc: mopumailbox@lglgold.com
Subject: MOPU-1101-L LV MCCs and Switchroom — Post Tender Technical Query
Dear Sir,
Please find attached Technical Query for Tender Package No. MOPU-1101.
Could you please respond to this Query by close of business, Wednesday 4th March, 2009?
Regards,
Administrative Assistant — Purchasing
MOPU Project
Lihir Services Australia Pty Ltd
GPO Box 905, Brisbane QLD 4001
Level 9, 500 Queen St, Brisbane QLD 4000
T:
F:
E:
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1

	Commissioning	Operational	Price
	Spares	Spares	Each
XM30PB 1.4	1	2
XM30PB 2	1	2
XM30PB 2.6	1	2
XM30PB 4	1	2
XM30PB 5	1	2
XM30PB 8	1	2
XM30PB 10	1	2
XM30PB 12	1	2
XM30PB ST 110VAC	1	2
XM30PB AUX	1	2
S125GJ20	1	2
S125GJ32	1	2
S125GJ50	1	2
S125GJ63	1	2
S125GJ100	1	2
S125GJ125	1	2
S125 ST 110VAC	1	2
S125 ST AUX	1	2
S160GJ160	1	2
S250GJ250	1	2
S250 ST 110VAC	1	2
S250 AUX	1	2
S400GJ400	1	2
S400 ST 110VAC	1	2
S400 AUX	1	2

CA7-9	2	4
CA7-16	2	4
CA7-30	2	4
CA7-43	2	4
CA7-72	1	2
CA7-85	1	2
CA6-95	1	2
CA6-140	1	2
CA6-180	1	2
CA6-210	1	2
CA6-250	1	2
CA6-300	1	2
CA6-420	1	2

CEP7C3232	1	2
CEP7C3235	1	2
CEP7C32315	1	2
CEP7C32325	1	2
CEP7C34325	1	2
CEP7C34345	1	2
CEP7C38545	1	2
CEP7C38590	1	2

CEP7CPM1	1	2
CEP7CPM2	1	2
CEP7CPM3	1	2

	Commissioning	Operational	Price
	Spares	Spares	Each
CEP7CBCT1	1	2
CEP7CBCT2	1	2
CEP7CBCT3	1	2
CEP7CBCT4	1	2

DTCB06204C	5	5

D7P-P4-PN5R	5	10
D7P-P4-PN5A	5	10
D7P-P4-PN5W	5	10
D7P-P4-PN5B	3	6
D7P-P4-PN5G	3	6

LY2N AC110	5	10
PTF08A-E	10	20
LY2N DC48	5	10

ELR-2M	2	5
ELR-2M-F	2	5
CT-1/35	1	2
CT-1/60	1	2
CT-1/80	1	2
CT-1/110	1	2

MM300	1	2

QUINT P/S 240/24VDC
	1	2